CONFIDENTIAL TREATMENT REQUESTED
Exhibit 10.1
Execution Copy

LICENSE & COLLABORATION AGREEMENT BY AND BETWEEN

PIERIS PHARMACUETICALS INC., PIERIS PHARMACEUTICALS GMBH & PIERIS AUSTRALIA PTY. LIMITED

AND

ASTRAZENECA AB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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TABLE OF CONTENTS

1. DEFINITIONS 4
2. LICENSE GRANTS27
3. GOVERNANCE & DECISION-MAKING34
4. RESEARCH & DEVELOPMENT42
5. REGULATORY58
6. MANUFACTURE AND SUPPLY60
7. COMMERCIALIZATION62
8. DILIGENCE & NON-COMPETE65
9. PAYMENTS70
10. INTELLECTUAL PROPERTY88
11. CONFIDENTIALITY & PUBLICATION96
12. REPRESENTATIONS & WARRANTIES101
13. INDEMNIFICATION, LIABILITY & INSURANCE103
14. TERM AND TERMINATION109
15. MISCELLANEOUS119

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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This License and Collaboration Agreement (the “Agreement”), entered into as of May 2, 2017 (the “Execution Date”) by and between Pieris Pharmaceutical, Inc. (“Pieris US”), a corporation existing under the laws of the State of Nevada having a principal place of business at 255 State Street, 9th Floor, Boston, MA 02109, Pieris Pharmaceuticals GmbH (“Pieris Germany”), a company existing under the laws of Germany having a principal place of business at Lise-Meitner-Strasse 30, 85354 Freising, Germany, Pieris Australia Pty. Ltd. (“Pieris Australia”), a company existing under the laws of Australia with its registered address at Level 8, 123 Pitt Street, Sydney NSW 2000, Australia (Pieris US, Pieris Germany, and Pieris Australia are collectively referred to as “Pieris”) and AstraZeneca AB, a corporation existing under the laws of Sweden having a principal place of business at S-431 83 Mölndal, Sweden (“AstraZeneca”). Pieris and AstraZeneca are referred to in this Agreement individually as a “Party” and collectively as the “Parties”.

RECITALS

Whereas, Pieris is engaged in the discovery, research, development, and manufacture of Anticalin® proteins and possesses proprietary technology, know-how and intellectual property rights relating thereto;

Whereas, AstraZeneca possesses expertise in developing, manufacturing, marketing and selling pharmaceutical products; and

Whereas, Pieris and AstraZeneca wish to collaborate to research, develop and commercialize certain Anticalin® proteins.

Now, Therefore, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.DEFINITIONS.
The following capitalized terms or derivatives thereof (verbs, nouns, singular, plural), when used in this Agreement, shall have the following meanings:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.1.    “Accounting Standards” means the International Financial Reporting Standards (IFRS), the U.S. Generally Accepted Accounting Principles (U.S. GAAP), and any other internationally recognized accounting standards.
1.2.    “Acquired Competing Product” has the meaning set forth in Section 8.2.4.
1.3.    “Acquiree” has the meaning set forth in Section 8.2.4.
1.4.    “Acquiror” has the meaning set forth in Section 8.2.4.
1.5.    “Acquisition Transaction” has the meaning set forth in Section 8.2.4.
1.6.    “Affiliate” means any individual, corporation, association or other business entity that directly or indirectly controls, is controlled by, or is under common control with the Party in question. As used in this definition of “Affiliate” only, the term “control” shall mean the direct or indirect ownership of more than fifty percent (>50%) of the stock having the right to vote for directors thereof or the ability to otherwise control the management of the corporation or other business entity whether through the ownership of voting securities, by contract, resolution, regulation or otherwise.
1.7.    “Agreement” means this document including any and all appendices and amendments to it as may be added and/or amended from time to time in accordance with the provisions of this Agreement.
1.8.    “Alliance Manager” has the meaning set forth in Section 3.1.
1.9.     “Anticalin” or “Anticalin protein” means, (a) any lipocalin mutein isolated from the Anticalin Libraries, or (b) any lipocalin mutein that, in each case, has been derived (either physically, intellectually or by reverse engineering, in one (1) or more steps) from any lipocalin mutein referred to in Section (a) of this definition, in each case, which binds and recognizes a specific target. For the sake of this Section, “lipocalin mutein” shall mean a protein arising as a result of a mutation or a recombinant DNA procedure.
1.10.     “Anticalin Affinity Maturation” means the process of engineering an Anticalin protein to enhance its developability profile by improving binding activity, specificity, in vitro potency, in vivo potency, expression behavior in a bacterial or mammalian host (with regard to, e.g., monomer content, amount), stability, solubility, immunogenicity profile, and PK parameters for the Anticalin by introducing, e.g., one or more amino acid mutations.
1.11.    “Anticalin Characterization” means the assessment of Anticalin protein features including binding, functional potency in vitro and/or in vivo, as well as the evaluation of further developability profile of Anticalin proteins including expression behavior in a bacterial or mammalian host, stability, solubility, immunogenicity profile, and PK profile.
1.12.    “Anticalin Expression” means heterologous expression of an Anticalin protein in a host cell.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.13.     “Anticalin Libraries” means any phage display library based on (i) the [***] lipocalin [***] or (ii) the [***] lipocalin [***].
1.14.    “Anticalin Selection” means the process of screening an Anticalin Library with a defined target through the process of phage display, within a solution, and physically separating the target, containing binding Anticalin proteins, from the solution containing non-binding Anticalin proteins.
1.15.    “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act, as amended, the UK Bribery Act 2010, as amended, and any other applicable anticorruption laws and Applicable Laws for the prevention of fraud, racketeering, money laundering or terrorism.
1.16.     “API” has the meaning set forth in Section 9.7.2.
1.17.    “Applicable Law” means any law, statute, ordinance, code, rule or regulation that has been enacted by a government authority (including without limitation, any Regulatory Authority and the United States Securities and Exchange Commission (“SEC”)) and is in force as of the Effective Date or come into force during the Term, in each case to the extent that the same are applicable to the performance by the Parties of their respective obligations under this Agreement.
1.18.    “Arising IP” means collectively, Arising Know-How, Arising Patents and all Intellectual Property Rights therein, but specifically excludes any and all Pieris Platform Improvement IP and any and all AstraZeneca Background Improvement IP.
1.19.    “Arising Know-How” means all Know-How generated by or on behalf of either Party after the Execution Date in the course of performing activities under the Agreement but specifically excludes any and all Pieris Platform Improvement IP and any and all AstraZeneca Background Improvement IP.
1.20.    “Arising Patent” means all Patents protecting Arising Know-How filed during the term of the Agreement but specifically excludes any and all Pieris Platform Improvement Patents and any and all AstraZeneca Background Improvement IP. Any Arising Patents that are filed during the term of the Agreement shall be listed in Exhibit 1.20 as updated from time to time.
1.21.    “AstraZeneca” has the meaning set forth in the preamble.
1.22.     “AstraZeneca Background IP” means any and all AstraZeneca Background Patent Rights and AstraZeneca Background Know-How and all Intellectual Property Rights therein.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.23.    “AstraZeneca Background Improvement IP” means any and all Know-How created, invented or generated by or on behalf of employees, agents or independent contractors of Pieris or its Affiliates or AstraZeneca or its Affiliates (whether alone or jointly) during the course of performing activities pursuant to this Agreement that constitutes an improvement, modification or enhancement or derivative of the AstraZeneca Background IP, including any Intellectual Property Rights subsisting therein.
1.24.    “AstraZeneca Background Know-How” means all Know-How, that is Controlled by AstraZeneca or its Affiliates (excluding MedImmune) as of the Execution Date and thereafter during the Term excluding all Arising Know-How but including any Know-How within the AstraZeneca Background Improvement IP.
1.25.    “AstraZeneca Background Patent Rights” or “AstraZeneca Background Patents” means any Patent Rights that are Controlled by AstraZeneca or its Affiliates (excluding MedImmune) as of the Execution Date and thereafter during the Term excluding all Arising Patents but including any Patent Rights within the AstraZeneca Background Improvement IP.
1.26.    “AstraZeneca Conducted Activities” means, under the Product Development Plans, any and all Research, Development, Manufacturing or other preclinical and/or clinical activities that are not Pieris Conducted Activities.
1.27.    “AstraZeneca Contributed IP” means any and all AstraZeneca Background IP that AstraZeneca or its Affiliates used in and is reasonably necessary for the Research, Development, Manufacture or Commercialization of Products.
1.28.     “AstraZeneca Indemnitees” has the meaning set forth in Section 13.2.
1.29.     “Audit” has the meaning set forth in Section 13.7.6.
1.30.    “AZ Dev Product” means a Lead Candidate and Back-Up Hits that specifically bind to a Target, in relation to which AstraZeneca will carry out all Development activities alone. There shall be up to two (2) AZ Dev Products.
1.31.    “Back-Up Hits” means, individually or collectively, the Lead Product Back-Up Hits and the Collaboration Product Back-Up Hits. For each Designated Target, AstraZeneca shall be permitted to select up to [***] ([***]) Back-Up Hits through [***] of the applicable Collaboration Product and upon [***], AstraZeneca shall narrow the number of Back-Up Hits to [***] ([***]) as set forth in Section 4.3.3.4.
1.32.    “Bankruptcy Code” has the meaning set forth in Section 14.3.4.
1.33.    “[***]” means an [***] generated using the [***] which is the [***] and [***] or any such [***] included in [***] to [***] from time to time or any other [***] into between [***] or its Affiliates and [***] or its Affiliates or successors.
1.34.    “[***] Notice” has the meaning set forth in Section 8.2.3.6.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.35.    “Biosimilar” means, with respect to a given Product in a given country of the Territory, any biological product on the market in such country that is approved (a) by the applicable Regulatory Authority in such country under the biosimilarity standard set forth in the United States under 42 U.S.C. §§262(i)(2) and (k), or any similar standard under its foreign equivalent Applicable Law, on a country-by-country basis where such Product is marketed, provided that such Applicable Law exists; and (b) in reliance in whole or in part, on a prior Marketing Approval (or on any safety or efficacy data submitted in support of such prior Marketing Approval) of such Product. For countries or jurisdictions where no explicit biosimilar regulations exist, Biosimilar includes products which have been deemed to be a Biosimilar by a Regulatory Authority in another country or jurisdiction. Any product or component thereof (including any Product or component thereof) licensed, marketed, sold, manufactured, or produced by or on behalf of a Party, its Affiliates or (sub)licensees will not constitute a Biosimilar.
1.36.    “Biological License Application” or “BLA” means a Biological License Application in the United States as described in Section 351(a) of the United States Public Health Service Act (PHS Act), or an abbreviated Biological License Application as described in Section 351(k) of the PHS Act.
1.37.    “Business Day” means a day other than a Saturday, Sunday, or a bank or other public holiday in Munich, Germany, Boston, Massachusetts, London, United Kingdom or Gothenburg, Sweden.
1.38.    “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year.
1.39.    “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.
1.40.     “Candidate Drug” means a Product satisfying the relevant technical pharmacological and pharmaceutical criteria that will be defined for each Collaboration Product in accordance with the Technical Candidate Drug Criteria. Such Technical Candidate Drug Criteria shall be consistent with the guidelines described in Exhibit 1.40.
1.41.    “Candidate Drug Investment Decision” means AstraZeneca’s decision to continue Research, Development or Manufacture of a Product (i) after the Candidate Drug criteria have been met, or (ii) in case such Candidate Drug criteria have not been met, after AstraZeneca’s decision to [***]. For avoidance of doubt, [***], then such Product will be deemed to have achieved Candidate Drug Investment Decision.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.42.    “Change of Control” means with respect to a Party, (a) completion of a merger, reorganization, amalgamation, arrangement, share exchange, consolidation, tender or exchange offer, private purchase, business combination, recapitalization, or other transaction involving such Party as a result of which either (1) the stockholders of such Party immediately preceding such transaction hold less than fifty percent (50%) of the outstanding shares, or less than fifty percent (50%) of the outstanding voting power, respectively, of the ultimate company or entity resulting from such transaction immediately after consummation thereof (including a company or entity which as a result of such transaction owns the then-outstanding securities of such Party or all or substantially all of such Party’s assets, including such Party’s assets related to the Products, either directly or through one or more subsidiaries), or (2) any single Third Party person or group (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect, referred to as a “Group”) holds fifty percent (50%) or more of the outstanding shares or voting power of the ultimate company or entity resulting from such transaction immediately after the consummation thereof (including a company or entity which as a result of such transaction owns the then-outstanding securities of such Party or all or substantially all of such Party’s assets either directly or through one or more subsidiaries); or (b) the direct or indirect acquisition (including by means of a tender offer or an exchange offer) by any Third Party person or Group of beneficial ownership (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect), or the right to acquire beneficial ownership, or formation of any Third Party Group which beneficially owns or has the right to acquire beneficial ownership, of fifty percent (50%) or more of either the outstanding voting power or the then outstanding shares of such Party, in each case on a fully-diluted basis. For the avoidance of doubt, a transaction solely to change the domicile of a Party shall not constitute a Change of Control as long as there is no change of direct or indirect shareholding.
1.43.    “Clinical Failure” means a Product that has failed to meet the criteria set forth in Exhibit 1.43 and, as a result, for which AstraZeneca has discontinued Development and (if applicable) Commercialization.
1.44.    “Clinical Study” means a Phase 1 Study, Phase 2a Study, Phase 2b Study, Phase 3 Study, or other study (including a non-interventional study) in humans to obtain information regarding the product, including information relating to the safety, tolerability, pharmacological activity, pharmacokinetics, dose ranging, or efficacy of a Product.
1.45.    “CMC” means chemistry, manufacturing, and control.
1.46.    “CMOs” means the contract manufacturing organization for any GMP activity to support Development Manufacturing activities with respect to a Product, including any Clinical Study activities related to Manufacture, testing, device, warehouse, packaging, labelling, and distribution.
1.47.     “COC Notice” has the meaning set forth in Section 15.6.1.
1.48.    “COC Acquiror” has the meaning set forth in Section 15.6.1.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.49.    “Co-Commercialization Agreement” has the meaning set forth in Section 7.2.2.1.
1.50.    “Co-Commercialization Option” has the meaning set forth in Section 7.1.1.
1.51.    “CoDev Option” means the Lead Product CoDev Option or a CoDev Product CoDev Option, as applicable.
1.52.    “CoDev Product” means a Lead Candidate and Back-Up Hits specific to a Target, in relation to which Pieris has an option to co-Develop and co-Commercialize such Lead Candidate and Back-Up Hits with AstraZeneca. There shall be up to two (2) CoDev Products.
1.53.    “CoDev Product CoDev Option” has the meaning set forth in Section 4.5.2.
1.54.    “Co-Invented Arising Patent” means any Arising Patent where one or more inventors listed on such Patent is an employee, consultant, or contractor of Pieris. Inventorship shall be determined in accordance with U.S. law.
1.55.    “Co-Invented AstraZeneca Background Improvement Patent” means any Patent forming part of the AstraZeneca Background Improvement IP, where one or more inventors listed on such Patent is an employee, consultant, or contractor of Pieris. Inventorship shall be determined in accordance with U.S. law.
1.56.     “Collaboration Products” means the AZ Dev Products and the CoDev Products.
1.57.    “Collaboration Product Back-Up Hits” means, with respect to each Collaboration Product, a certain number of Anticalin proteins generated from an Anticalin Selection campaign conducted pursuant to this Agreement that are selected by AstraZeneca as back-ups to the Lead Candidate and that are specific to a Designated Target as determined by reference to the selectivity criteria set out in the applicable Collaboration Product Development Plan as further specified in Section 4.3.3.4.
1.58.    “Collaboration Product Development Plan” means, on a Collaboration Product-by-Collaboration Product basis, a detailed research plan describing the Research and Development to be performed, the estimated timelines for carrying out the Research and Development and setting out in detail the roles and responsibilities of each Party in connection with the Research, Development and Manufacture of the Collaboration Products. Each initial Collaboration Product Development Plan in respect of an AZ Dev Product, and each initial Collaboration Product Development Plan in respect of a CoDev Product, shall be directed towards achievement of Lead Candidate. The initial Collaboration Product Development Plans will be prepared by the Parties as set forth in Section 4.3.3.1.
1.59.    “Collaboration Product IP” means the Collaboration Product Patents and Collaboration Product Know-How.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.60.    “Collaboration Product Know-How” means Arising Know-How relating to the composition of matter of the Anticalin protein of a Collaboration Product.
1.61.    “Collaboration Product Patent” means Arising Patents that Cover the composition of matter of the Anticalin protein of a Collaboration Product. For the avoidance of doubt any Patent comprising composition of matter claims per se of the Anticalin protein of a Collaboration Product shall not be an AstraZeneca Background Improvement Patent.
1.62.     “Collaboration Target” means the Target for any Collaboration Product as selected under Section 4.3.2.
1.63.    “Collaboration Term” means that period of time commencing upon the Effective Date and continuing for four (4) years thereafter (the “Initial Collaboration Term”) together with any Collaboration Term Extensions.
1.64.    “Collaboration Term Extension” has the meaning set forth in Section 4.3.1.
1.65.    “Commercially Reasonable Efforts” means such level of efforts required to carry out such obligation in a sustained manner consistent with the efforts AstraZeneca or Pieris, as applicable, devotes at the same stage of development or commercialization, as applicable, for its own internally developed pharmaceutical products in a similar area with similar market potential, at a similar stage of their product life without regard to any payments owed under this Agreement. It is understood that such product potential may change from time to time based upon changing scientific, business and marketing and return on investment considerations.
1.66.    “Commercialization” or “Commercialize” means any and all activities directed to marketing, promoting, distributing, importing, exporting, using, offering to sell or selling a product, and activities directed to obtaining Pricing Approvals, as applicable.
1.67.    “Commercialization Committee” or “CC” has the meaning set forth in Section 7.2.2.1(a).
1.68.    “Commercialization Plan” has the meaning set forth in Section 7.2.2.1.
1.69.     “Competing Product” means (i) with respect to the Lead Product, any [***], and (ii) with respect to the Collaboration Products, any [***]. Upon addition of a Target to the Reservation List as set forth in Section 4.3.2.1 or Section 4.3.2.2, the Parties shall agree upon and include in such Reservation List each Target’s [***]. For the purposes of this definition “Biologic” shall mean [***].
1.70.    “Completion” or “Completed” means with respect to a Clinical Study, the availability of topline data generated from such Clinical Study.
1.71.    “Concerned Party” has the meaning set forth in Section 8.2.4.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

1.72.    “Confidential Information” means any and all Know-How, information and Data of a confidential nature, whether financial, business, legal, technical or non-technical, whether in oral, written, electronic or other form, including information and data related to a Product, a Party, or any concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement, that is disclosed, supplied or otherwise made available by or on behalf of one Party or any of its Affiliates or Sublicensees (“Disclosing Party”) to the other Party or any of its Affiliates or Sublicensees (“Receiving Party”) in connection with this Agreement. All Confidential Information disclosed by a Party pursuant to the Confidential Agreement between Pieris Germany and AstraZeneca dated [***] and amended effective [***] or the Confidential Agreement between Pieris and AstraZeneca effective [***] (collectively, the “Prior CDAs”) shall be deemed to be Confidential Information of the applicable Party pursuant to this Agreement (with the mutual understanding and agreement that any use and disclosure thereof that is authorized under, and consistent with, Section 11 shall not be restricted by, or be deemed a violation of, such Prior CDAs).
1.73.    “Control”, “Controlled” or “Controlling” means, with respect to a subject item (including any Intellectual Property Right, Know-How, Data, Marketing Approvals or Regulatory Materials) (“Subject Item”), the possession (whether arising by ownership, pursuant to a license or sublicense or otherwise, other than pursuant to this Agreement) by a Party of the ability of such Party or its Affiliate to grant a license, sublicense or access to the other Party with respect to such Subject Item, as provided in this Agreement, without violating the terms of any agreement or other arrangement with any Third Party, in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license, sublicense or access. Notwithstanding anything to the contrary hereunder, the Pieris Platform IP and Pieris Platform Improvement IP will not be deemed to be “Controlled” by Pieris or its Affiliates for purposes of this Agreement.
1.74.    “Copyrights” means all copyrights, and all right, title and interests in all copyrights, copyright registrations and applications for copyright registration, certificates of copyright and copyrighted rights and interests throughout the world, and all right, title and interest in related applications and registrations throughout the world.
1.75.    “Costs” means both internal and external costs and expenses (including the cost of allocated FTEs at the FTE Rate and Out-of-Pocket Costs).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.76.     “Cover,” “Covered” or “Covering” means, with respect to the applicable invention, discovery, process or product (including a Product), as appropriate, (a) and a Patent Right, that, in the absence of a (sub)license under, or ownership of, such Patent Right, the Development, Manufacture or Commercialization of such invention, discovery, process or product (including making, using, offering for sale, selling or importing thereof), as appropriate, with respect to a given country, would infringe such Patent Right (or, in the case of a Patent Right that has not yet issued, would infringe any then-pending claim in such Patent Right if it were to issue with such claim), and (b) and any Know-How, that, in the absence of a (sub)license under, or ownership of, such Know-How, the Development, Manufacture or Commercialization (including making, using, offering for sale, selling or importing thereof) of such invention, discovery, process or product incorporates, embodies or otherwise makes use of such Know-How.
1.77.     “CREATE Act” has the meaning set forth in Section 10.5.
1.78.    “Data” means any and all non-aggregated and aggregated research, pharmacology, pre-clinical, clinical, commercial, marketing, process development, Manufacturing and other data or information, including investigator brochures and reports (both preliminary and final), statistical analyses, expert opinions and reports, and safety data, in each case generated from, or related to, Clinical Studies or non-clinical studies, research or testing specifically related or directed to Product. For the avoidance of doubt, Data shall be deemed Confidential Information of the Disclosing Party for the purposes of this Agreement and subject to Section 11.1 of this Agreement.
1.79.    “[***] Grant-Back Field” means, with respect to the [***], [***] Indications for which such Product is topically administered.
1.80.    “[***] Indications” means any Indication listed in [***].
1.81.    “Designated Target” has the meaning set forth in Section 4.3.2.4.
1.82.    “Development” or “Develop” means any and all clinical drug development activities conducted before or after obtaining Marketing Approval that are reasonably related to or leading to the development, preparation, and submission of data and information to a Regulatory Authority for the purpose of obtaining, supporting or expanding Marketing Approval or to the appropriate body for obtaining, supporting or expanding Pricing Approval, including all activities related to pharmacokinetic profiling, design and conduct of Clinical Studies, regulatory affairs, statistical analysis, report writing, and regulatory filing creation and submission (including the services of outside advisors and consultants in connection therewith).
1.83.     “Development Cost” means with respect to a Product to the extent incurred during the Term and in accordance with this Agreement and the applicable Development Plan and associated budget:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(i) all Costs associated with obtaining, maintaining and renewing Regulatory Materials and Marketing Approvals pertaining to the Product;
(ii) all Internal Qualified Expenses or Out-of-Pocket Costs incurred by the Parties or their respective Affiliates and paid to Third Parties in performing activities designated to the Parties under the Development Plan, as applicable (including the Costs of any development activities for biomarkers and companion diagnostics, clinical trials and related support to obtain Marketing Approval for a Product as well as post Marketing Approval clinical trials, development of related devices, observational research and any economic value evidence generation in support of reimbursement activities such as health technology assessment submissions);
(iii) to the extent not included in the Fully Burdened Manufacturing Cost, costs associated with the CMO for Pharmaceutical Development, including stability testing and other CMC support costs;
(iv) CMO costs that are not clinical supply per-unit costs including for example upfront costs, facility costs, reservation costs and termination costs, but excluding any CMO cost for commercial supply or in preparation of commercial supply whether incurred prior to or after First Commercial Sale of a Product;
(v) for any clinical supply of the Product, the Fully Burdened Manufacturing Cost associated with such clinical supply;
(vi) all Costs for other materials (such as comparator drugs, ancillaries, non-IMP and placebo) obtained for use in clinical trials of or related to the Product; and
(vii) all Costs incurred in connection with Prosecution and Maintenance of the Patents in the Lead Product IP, Collaboration Product IP and Grantback IP for the countries listed in Exhibit 1.83 in accordance with Section 10.4.3.1 (Prosecution and Maintenance) prior to First Commercial Sale, and in each case not including any in-house legal costs incurred by either Party;
For clarity, Development Costs are exclusive of and do not include any Costs incurred in Commercializing a Product, whether incurred prior to or after First Commercial Sale of a Product (including Fully Burdened Manufacturing Costs associated with a Product that is originally manufactured under the auspices of development but is subsequently sold) or any costs for which a Party is solely responsible under this Agreement. Except to the extent already included in Internal Qualified Expenses, Development Costs shall not include either Party’s Costs to the extent they solely relate to activities associated with overseeing execution of and compliance with this Agreement. For further clarity, any Costs will only be accounted for once, whether or not they fall under the definition of Development Cost and/or Internal Qualified Expenses.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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If Costs are incurred in relation to the Product and other products, such Costs shall be apportioned to the Product in good faith and in accordance with AstraZeneca’s policies (including its Accounting Standards), consistently applied.
1.84.    “Development Plan” or “Product Development Plan” means, individually or collectively, the Lead Product Development Plan and/or each Collaboration Product Development Plan, as applicable.
1.85.    “Developmental Milestone Event” has the meaning set forth in Section 9.3.
1.86.    “Developmental Milestone Payment” has the meaning set forth in Section 9.3.
1.87.    “Device In-License” has the meaning set forth in Section 14.3.1.4.
1.88.    “Disclosing Party” has the meaning set forth in Section 11.1.1.
1.89.    “Divest” has the meaning set forth in Section 8.2.4.4.
1.90.    “DOJ” has the meaning set forth in Section 15.3.1.
1.91.    “Dollars” or “$” means the lawful currency of the United States.
1.92.    “DPI” has the meaning set forth in Section 4.1.1.2.
1.93.    “Draft Commercialization Plan” has the meaning set forth in Section 7.1.1.2.
1.94.    “Effective Date” means the date that all necessary authorizations, consents, orders or approval of, or declarations or filings with, or expirations of waiting periods under the HSR Act, as applicable to the consummation of the transactions contemplated by this Agreement, have been received, authorized, permitted or expired.
1.95.    “EMA” means the European Medicines Agency or any successor to the European Medicines Agency.
1.96.    “European Union” or “EU” means the member states of the European Union as of the Effective Date (including for the avoidance of doubt, the United Kingdom), and such other countries as may become part of the European Union after the Effective Date. For clarity, to the extent the United Kingdom and/or any other member state of the European Union would not anymore be a member of the European Union after the Effective Date, it shall still be included in this definition of EU for the purposes of this Agreement.
1.97.     “[***]” has the meaning set forth in [***], as applicable.
1.98.    “Evaluation Notice” has the meaning set forth in Section 8.2.3.7.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.99.    “Evaluation Period” has the meaning set forth in Section 8.2.3.7.
1.100.    “Execution Date” has the meaning set forth in the preamble.
1.101.    “Existing Product” has the meaning set forth in Section 8.2.3.7.
1.102.    “Field” means all therapeutic, prophylactic, palliative, analgesic and diagnostic uses in humans and animals.
1.103.    “Finished Product” shall mean a Product in its finished, labeled, assembled, and packaged form, ready for sale to the market or use in clinical trials or pre-clinical studies, as the case may be.
1.104.    “First Commercial Sale” means, on a product-by-product and country-by-country basis, the first commercial sale in an arms’ length transaction of a Product to a Third Party by a Party or any of its Affiliates in such country following receipt of applicable Marketing Approval of such Product in such country. For clarity, the First Commercial Sale shall not include any distribution or other sale solely for patient assistance, named patient use, compassionate use, or test marketing programs or non-registrational studies or similar programs or studies where the Product is supplied without charge or at the actual Manufacturing cost thereof (without allocation of indirect costs or any markup).
1.105.    “Formulated Bulk Product” shall mean a Product formulated into solution or in a lyophilized form, ready for storage or shipment to a manufacturing facility, to allow processing into the final dosage form.
1.106.    “FTC” has the meaning set forth in Section 15.3.1.
1.107.    “FTE” means full-time equivalent person-year of work performing activities hereunder. For clarity, indirect personnel (including support functions such as legal or business development) shall not constitute FTEs.
1.108.    “FTE Costs” for a given period means the product of (a) the total FTEs (proportionately, on a per-FTE basis) dedicated by a Party or its Affiliates in the particular period to the direct performance of the activities allocated to such Party hereunder and (b) the FTE Rate.
1.109.    “FTE Rate” means, unless otherwise agreed between the Parties, a rate per FTE equal to [***] Dollars ($[***]) per annum (which may be prorated on a daily or hourly basis as necessary).
1.110.    “Fully Burdened Manufacturing Cost” as used in this Agreement for calculating supply costs for Clinical Studies or commercial supply cost of Finished Product shall be determined as provided in Exhibit 1.110 and are intended to capture a Party’s fully burdened Manufacturing cost for a Product under this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.111.    “GLP” means the then-current practices and procedures set forth in Title 21, United States Code of Federal Regulations, Part 58 (as amended), and any other regulations, guidelines or guidance documents relating to good laboratory practices, or any foreign equivalents thereof in the country in which such studies or clinical trials are conducted or that are otherwise applicable.
1.112.    “GLP Tox Study” means, with respect to a Product, a study conducted in a species using applicable GLP for the purposes of assessing the efficacy, safety or the onset, severity, and duration of toxic effects and their dose dependency with the goal of establishing a profile sufficient to support the filing of an IND.
1.113.    “Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.
1.114.    “Government Official” means any Person employed by or acting on behalf of a government, government controlled entity or public international organization; any political party, party official or candidate; any Person who holds or performs the duties of an appointment, office or position created by custom or convention; and any Person who hold himself out to be the authorized intermediary of any of the foregoing.
1.115.    “Grantback IP” means: (A) all Arising IP (i) where one or more inventors (as defined by U.S. Patent law) of such Arising IP are Pieris employees, consultants, or contractors or (ii) where Development Costs were incurred by Pieris in connection with the conception or Development of such Arising IP; or (B) all AstraZeneca Background Improvement IP where one or more inventors (as defined by U.S. Patent law) of such AstraZeneca Background Improvement IP are Pieris employees, consultants, or contractors (including for avoidance of doubt, all Co-Invented AstraZeneca Background Improvement Patents).
1.116.    “Gross Margin” means, for a given Product, the difference between Net Sales of such Product and the Fully Burdened Manufacturing Cost for commercial supply of such Product.
1.117.    “Gross Margin Payment” has the meaning set forth in Section 9.6.
1.118.    “HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.
1.119.    “Improper Action” has the meaning set forth in Section 13.7.1.2.
1.120.    “Indemnification Claim Notice” has the meaning set forth in Section 13.3.
1.121.    “Indemnified Party” has the meaning set forth in Section 13.3.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.122.    “Initiation” or “Initiated” means, (i) with respect to a Clinical Study of a Product, the first dosing of the first human subject pursuant to the protocol for such Clinical Study or (ii) with respect to a GLP Tox Study, the start date of the in-life phase of such GLP Tox Study.
1.123.    “IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA, (b) the Investigational Medicinal Product Dossier (IMPD) in the European Union, or (c) the equivalent application to the applicable Regulatory Authority in any other regulatory jurisdiction, and any amendments to the foregoing (a), (b) or (c), in each case, the filing of which is necessary to initiate or conduct clinical testing of an investigational drug or biological product in humans in such jurisdiction.
1.124.    “Indication” means a distinct type of disease or medical condition in humans to which a Product is directed and eventually approved. To distinguish one Indication from another Indication, the two Indications [***] of the [***] (as a way of example, [***]).
1.125.    “Indirect Taxes” shall mean value added, sales, consumption, goods and services taxes or similar taxes required by Applicable Law to be disclosed as a separate item on the relevant invoice.
1.126.    “Intellectual Property Rights” means, collectively, Patent Rights, Copyrights, Trademarks, designs, domain names, moral rights and all other intellectual property and proprietary rights.
1.127.    “Internal Qualified Expenses” means any expenses accrued by either Party in the performance of activities directly related to the development (including activities related to such Party’s efforts to obtain Marketing Approval to the extent not already included in Development Costs, or Fully Burdened Manufacturing Cost, as applicable, but excluding any Commercialization activities whether conducted prior to or after First Commercial Sale of a Product), and will be charged by each Party on a FTE Rate basis unless otherwise mutually agreed by the Parties; provided that such expenses exclude managerial, secretarial, clerical and administrative activities. For purposes of this Section 1.127 (Internal Qualified Expenses), the term “managerial” shall mean activities performed by individuals who are not directly performing collaboration-related activities.
1.128.     “Insolvent Party” has the meaning set forth in Section 14.3.3.4.
1.129.    “Joint Development Committee” or “JDC” has the meaning set forth in Section 3.3.1.
1.130.    “Joint Steering Committee” or “JSC” has the meaning set forth in Section 3.2.3.
1.131.     “Key IP” has the meaning set forth in Section 10.4.4.1.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.132.    “Know-How” means all technical and other information and any document in which the foregoing is recorded, which at the time it is disclosed pursuant to this Agreement is not in the public domain, including but not limited to ideas, concepts, inventions, discoveries, data, formulae, specifications, information relating to any materials, procedures for experiments and tests, results of experimentation and testing, computer programs or algorithms, results of Research, Development or Commercialization including laboratory records and data analyses.
1.133.    “Lead Candidate” means an Anticalin protein that satisfies all success criteria contained in an initial Collaboration Product Development Plan (which will be prepared by the Parties as set forth in Section 4.3.3.1) and that has been selected for further Research and Development by the JSC.
1.134.    “Lead Candidate and Back-Up Hits Exclusivity Field” means any Anticalin protein that is both (i) generated from an Anticalin Selection campaign pursuant to this Agreement that is specific to a Designated Target or the Target for the Lead Product as determined by reference to the selectivity criteria set out in the applicable Development Plan and (ii) differs in [***] ([***]) or fewer amino acid positions (within the amino acid positions that Pieris randomizes in its Anticalin Libraries) compared to the Lead Product, each Lead Candidate, and each Back-Up Hit. For clarity, changes to any framework region (meaning the amino acid positions that Pieris does not randomize in its Anticalin Libraries) of any Anticalin shall not be taken into account for the purposes of this definition.
1.135.    “Lead Product” means: (i) Pieris’ Anticalin protein specific to the IL-4 alpha receptor with the amino acid sequence set forth in Exhibit 1.135, which shall be the amino acid sequence to be submitted in the IMPD and also referred to as PRS-060; and (ii) the Lead Product Back-Up Hits.
1.136.    “Lead Product Back-Up Hits” means up to [***] ([***]) back-up Anticalin proteins for the Lead Product identified pursuant to the Lead Product Development Plan and Section 4.2.
1.137.    “Lead Product CoDev Option” has the meaning set forth in Section 4.5.1.
1.138.    “Lead Product Cell Line License” means [***].
1.139.    “Lead Product Development Plan” means a detailed plan setting out in detail the roles and responsibilities of each Party in connection with the Development and Manufacture of Lead Product as set forth in this Agreement. The Lead Product Development Plan shall also include a budget outlining all costs associated with the tasks detailed in such Plan. An initial Lead Product Development Plan is attached to this Agreement as Exhibit 4.1.1.
1.140.    “Lead Product IP” means all Lead Product Know-How and Lead Product Patents.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.141.    “Lead Product Know-How” means all Pieris Know-How in relation to the Lead Product as of the Effective Date.
1.142.    “Lead Product Patent” means the Pieris Patents Covering the Lead Product or uses thereof as of the Effective Date. The Lead Product Patents are listed in Exhibit 1.142.
1.143.    “Losses” has the meaning set forth in Section 13.1.
1.144.    “Major European Countries” means [***], and [***].
1.145.    “Major Market Countries” means [***], and [***].
1.146.     “MAA” means a Marketing Authorization Application, in relation to any Product, filed or to be filed with the EMA (or equivalent national agency), for authorization to place a medicinal product on the market in the European Union (or any other territory).
1.147.    “Manufacture” or “Manufacturing” means all activities related to the manufacture of Products, including, but not limited to, manufacturing supplies for Research, Development or Commercialization, packaging, in-process and Finished Product testing, pharmaceutical development including process development and validation, release of product, or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of product, ongoing stability tests, storage, shipment, and regulatory activities related to any of the foregoing.
1.148.    “Marketing Approval” means all approvals, licenses, registrations or authorizations of the Regulatory Authorities in a country, necessary for the commercial marketing and sale of the Product in such country, including the approval of an MAA or a BLA.
1.149.    “Material Communication” means any communication (including meetings) with Regulatory Authorities and Regulatory Authority questions or concerns regarding significant issues, including any of the following: key Product quality attributes (e.g., purity), significant safety findings, significant clinical or nonclinical findings affecting patient safety, or significant efficacy or lack of efficacy, in each case with respect to a Lead Product or a Collaboration Product, that could materially affect Anticalin proteins per se (e.g., serious adverse events, emerging safety signals).
1.150.    “MedImmune” means, individually or collectively, MedImmune, LLC and MedImmune Limited.
1.151.    “Net Sales” means the gross invoiced amount on sales of Products by or on behalf of AstraZeneca, its Affiliates, and its Sublicensees to Third Parties (which Third Parties will include distributors) after deduction of the following amounts, to the extent taken:
(a) normal and customary trade, quantity or prompt settlement discounts (including initial launch stocking discounts, chargebacks and allowances) actually allowed;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b) amounts repaid or credited by reason of rejection, returns or recalls of goods, rebates or bona fide price reductions determined by AstraZeneca, its Affiliates or its Sublicensees in good faith;
(c) rebates and similar payments made with respect to sales paid for by any governmental or Regulatory Authority such as, by way of illustration and not in limitation of the Parties' rights hereunder, Federal or state Medicaid, Medicare or similar state program in the United States or equivalent governmental program in any other country;
(d) any invoiced amounts which are not collected by AstraZeneca, its Affiliates or its Sublicensees, including bad debts;
(e) excise taxes, value added taxes, sales taxes, consumption taxes and other similar taxes (excluding any income, franchise or withholding taxes), customs duties, customs levies and import fees imposed on the sale, importation, use or distribution of the Products, including fees paid pursuant to Section 9008 of the Patient Protection and Affordable Care Act that AstraZeneca, its Affiliates or its or their Sublicensees, as applicable, allocable to sales of such Products in accordance with AstraZeneca’s, its Affiliates’ or its or their Sublicensees’ standard policies and procedures consistently applied across its products, as applicable;
(f) the portion of administrative fees paid during the relevant time period to group purchasing organizations or pharmaceutical benefit managers relating to such Products;
(g) service fees payable under any wholesaler agreement, distribution services agreement, inventory management agreement or other similar agreement; and
(h) any other similar and customary deductions (including copay cards) that are consistent with the United States generally accepted accounting principles or, in the case of non-United States sales, other applicable accounting standards that are generally accepted; and
(i) the actual cost for transportation costs, distribution expenses, special packaging and related insurance charges capped at [***] percent ([***]%) of the amount arrived after the application of the deduction under clauses (a) to (h) above.
Net Sales (including any deductions) will be calculated using AstraZeneca’s internal audited systems used to report such sales as adjusted for any of the items above not taken into account in such systems, and in each case which are in accordance with Accounting Standards, fairly applied and as employed on a consistent basis throughout AstraZeneca’s operations. Deductions pursuant to subsection (d) above will be taken in the Calendar Quarter in which such sales are no longer recorded as a receivable.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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If a Product is sold as part of a Combination Product (as defined below), the Net Sales from such Product, for the purposes of determining royalty payments, will be determined by multiplying the Net Sales (as determined without reference to this paragraph) of the Combination Product by the fraction A/(A+B), where A is the standard sales price of the ready-for-sale form of the Product, containing the same amount of the sole active ingredient as the Combination Product in question, in the given country when sold separately in finished form; and B is the standard sales price of the ready-for-sale form of the product containing the same amount of the other therapeutically active ingredient(s) that is contained in the Combination Product in question, in the given country, each during the applicable royalty period or, if sales of all compounds did not occur in such period, then in the most recent royalty reporting period. In the event, however, that if, in a specific country either or both of the Product and the other therapeutically active ingredient in such Combination Product are not sold separately in such country, a market price for such Product and such other active ingredient will be negotiated by the Parties in good faith for the purposes of performing the calculation above to determine royalty payments on the Net Sales from such Combination Product. As used above, the term “Combination Product” means a Product that includes at least one additional therapeutically active ingredient (whether co-formulated or co-packaged) that is not an Anticalin protein.
1.152.     “Opt-Out Option” has the meaning set forth in Section 4.7.1.
1.153.    “Opt-Out Option Notice” has the meaning set forth in Section 4.7.2.
1.154.    “Out-of-Pocket Costs” means all direct project expenses paid or payable to Third Parties, which are specifically identifiable and incurred for services or materials provided by them directly in their performance of applicable activities with respect to a Product; such expenses to have been recorded as income statement items in accordance with Accounting Standards and for the avoidance of doubt, not including pre-paid amounts (until expensed in accordance with Accounting Standards). For clarity, Out-of-Pocket Costs do not include FTE Costs.
1.155.    “Patents” or “Patent Rights” means all patents and patent applications (which for the purpose of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention), including all divisionals, continuations, substitutions, continuations-in-part, re-examinations, reissues, additions, renewals, revalidations, extensions, registrations, pediatric exclusivity periods and supplementary protection certificates and the like of any such patents and patent applications, and any and all foreign equivalents of the foregoing.
1.156.    “Patent Term Extensions” has the meaning set forth in Section 10.9.
1.157.    “Party Representatives” has the meaning set forth in Section 13.7.1.
1.158.    “Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.159.    “Pharmaceutical Development” means the design, Development, Manufacturing and optimization of medicinal products for use in Clinical Studies and Commercialization; including drug substance and drug product and device Manufacturing processes, primary packaging, quality standards, stability testing, pre-First Commercial Sale engineering and conformance, CMC documentation and technology transfer to operations.
1.160.    “Phase 1 Study” means a clinical study of an investigational product in patients and/or healthy volunteers with the primary objective of characterizing its safety, tolerability, and pharmacokinetics and identifying a recommended dose and regimen for future studies as described in 21 C.F.R. 312.21(a), or a comparable Clinical Study prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents and a Phase 1 Study shall be deemed commenced when Initiated.
1.161.    “Phase 2a Study” means a clinical study of an investigational product in patients that has the primary objective of establishing the safety and initial efficacy of a product, which is prospectively designed to generate sufficient data (if successful) to commence a Phase 2b Study. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents and a Phase 2a Study shall be deemed commenced when Initiated.
1.162.    “Phase 2b Study” means a clinical study of an investigational product in patients with the primary objective of characterizing its activity in a specific disease state as well as generating more detailed safety, tolerability, and pharmacokinetics information as described in 21 C.F.R. 312.21(b), or a comparable Clinical Study prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents and a Phase 2b Study shall be deemed commenced when Initiated.
1.163.    “Phase 3 Study” means a clinical study of an investigational product in patients that incorporates accepted endpoints for confirmation of statistical significance of efficacy and safety with the aim to obtain Marketing Approval in any country as described in 21 C.F.R. 312.21(c), or a comparable Clinical Study prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents and a Phase 3 Study shall be deemed commenced when Initiated.
1.164.    “Pieris” has the meaning set forth in the preamble.
1.165.    “Pieris Australia” has the meaning set forth in the preamble.
1.166.    “Pieris Conducted Activities” means the Research and Development activities for which Pieris is designated as responsible under the Lead Product Development Plan or any Collaboration Product Development Plan.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.167.    “Pieris Germany” has the meaning set forth in the preamble.
1.168.    “Pieris Indemnitees” has the meaning set forth in Section 13.1.
1.169.    “Pieris IP” means any and all Pieris Patents and the Pieris Know-How and any Intellectual Property Rights therein Controlled by Pieris or its Affiliates as of the Execution Date and thereafter during the Term, but excludes the Pieris Platform IP and Pieris Platform Improvement IP.
1.170.    “Pieris Know-How” means all Know-How that is Controlled by Pieris or its Affiliates as of the Execution Date and thereafter during the Term, other than pursuant to the licenses granted by AstraZeneca under this Agreement, and is (i) used in connection with the Research, Development, Manufacture, or Commercialization of the Products or (ii) reasonably necessary or reasonably useful for the Research, Development, Manufacture, or Commercialization of a Product, but excludes the Pieris Platform Know-How and Know-How included in the Pieris Platform Improvement IP.
1.171.    “Pieris Patents” means any Patent Rights that are Controlled by Pieris or its Affiliates as of the Execution Date and thereafter during the Term, that Cover the Research, Development, Manufacture or Commercialization of the Products pursuant to the terms of this Agreement but excluding the Pieris Platform Patents and Pieris Platform Improvement Patents. The Pieris Patents as of the Execution Date are listed in Exhibit 1.171.
1.172.     “Pieris Platform Improvement IP” means any and all Know-How created, invented or generated by or on behalf of employees, agents, or independent contractors of Pieris or its Affiliates (whether alone or jointly) or AstraZeneca or its Affiliates during the course of performing activities pursuant to this Agreement that constitutes an improvement, modification or enhancement to, or derivative of, the Pieris Platform IP, including any Intellectual Property Rights subsisting therein for example, Patents (“Pieris Platform Improvement Patents”). Any Pieris Platform Improvement Patents that are filed during the term of the Agreement shall be listed in Exhibit 1.172.
1.173.    “Pieris Platform IP” means Pieris Platform Know-How and the Pieris Platform Patents.
1.174.    “Pieris Platform Know-How” means Know-How Controlled by Pieris or its Affiliates as of the Execution Date or thereafter that is necessary or useful for the practice of the Pieris Platform Technology.
1.175.    “Pieris Platform Patents” means those Patents Controlled by Pieris or its Affiliates as of the Execution Date and thereafter that are necessary or useful to practice the Pieris Platform Technology. A list of the Pieris Platform Patents as of the Execution Date is attached as Exhibit 1.175 hereto and will be updated by Pieris as required from time to time during the Term.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.176.    “Pieris Platform Technology” means (i) Anticalin Libraries, Anticalin Selection, Anticalin Expression, Anticalin Characterization, and Anticalin Affinity Maturation, all to the extent Controlled by Pieris or its Affiliates and (ii) all Know-How (and all Intellectual Property Rights therein) used by or on behalf of Pieris in connection with the materials and processes of subsection (i) of this definition.
1.177.    “Pieris US” has the meaning set forth in the preamble.
1.178.    “Platform Agreement” means that certain non-exclusive license agreement to the Pieris Platform Technology entered into between Pieris US, Pieris Germany and AstraZeneca on the date hereof.
1.179.    “Pricing Approvals” means such governmental approval, agreement, determination or decision establishing prices for a Product that can be charged or reimbursed in regulatory jurisdictions where the applicable Governmental Authorities approve or determine the price or reimbursement of pharmaceutical products.
1.180.    “Product” means, individually or collectively, the Lead Product and the Collaboration Products.
1.181.    “Product Royalty” has the meaning set forth in Section 9.6.
1.182.    “Program Notice” has the meaning set forth in Section 8.2.3.7.
1.183.    “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a particular Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as all proceedings that may take place before the patent office in any given country or territory, including but not limited to U.S. interferences, U.S. inter parties reviews and EP oppositions. For avoidance of doubt, “Prosecution and Maintenance” or “Prosecute and Maintain” will not include any other enforcement actions taken with respect to a Patent.
1.184.    “Publishing Party” has the meaning set forth in Section 11.2.1.
1.185.    “[***] Cap Option” has the meaning set forth in Section 4.4.1.2, Section 4.4.3.3, or Section 8.2.3.7, as applicable.
1.186.    “[***] Cap Shortfall Amount” has the meaning set forth in Section 9.6.1.4 or Section 9.6.5, as applicable.
1.187.    “[***] Split Option” has the meaning set forth in Section 4.4.1.2, Section 4.4.3.3, or Section 8.2.3.7, as applicable.
1.188.    “Receiving Party” has the meaning set forth in Section 11.1.1.
1.189.    “Reconciliation Report” has the meaning set forth in Section 4.4.5.1(b).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.190.    “Regulatory Authority” means any Governmental Authority involved in granting approvals for the Development, Manufacturing, Commercialization, Pricing Approval of Products, including the FDA, the EMA, the Japanese Ministry of Health, Labour and Welfare and the Pharmaceuticals and Medical Devices Agency in Japan.
1.191.    “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any applicable Governmental Authority or Regulatory Authority, other than an issued and unexpired Patent, including any regulatory data protection exclusivity (including, where applicable, pediatric exclusivity and/or orphan drug exclusivity) and/or any other exclusivity afforded by restrictions which prevent the granting by a Regulatory Authority of regulatory approval to market a Biosimilar.
1.192.    “Regulatory Materials” means regulatory applications, submissions, dossiers, notifications, registrations, case report forms, trial master file, drug master file (“DMF”), common technical documents, question and answers with Regulatory Authorities, Marketing Approvals or other filings or communications made to or with, or other approvals granted by, a Regulatory Authority that are necessary or reasonably desirable in order to Develop, Manufacture or Commercialize a Product in a particular country or regulatory jurisdiction.
1.193.     “Research” or “Researching” means activities, other than Development, related to the design, discovery, generation, identification, profiling, characterization, production, process development, cell line development, pre-clinical development or non-clinical or pre-clinical studies of drug candidates and products.
1.194.    “Research Collaboration” has the meaning set forth in Section 4.3.1.
1.195.    “Reservation List” has the meaning set forth in Section 4.3.2.1.
1.196.     “Respiratory Field” means any Indication [***].
1.197.    “Reviewing Party” has the meaning set forth in Section 11.2.1.
1.198.    “ROFN Period” has the meaning set forth in Section 2.6.4.1.
1.199.    “Royalty Term” means, on a Product-by-Product and country-by-country basis, the time period from the First Commercial Sale of such Product in such country until the later of (i) the last to expire of the Valid Claims that would be infringed by the import (to the extent the Product is to be sold in the country into which it is imported), Manufacture, use, sale or offer for sale of such Product in such country, (ii) the period of Regulatory Exclusivity for such Product in such country, and (iii) ten (10) years from the First Commercial Sale of such Product in such country.
1.200.    “Sales Milestone Event” has the meaning set forth in Section 9.5.
1.201.    “Sales Milestone Payments” has the meaning set forth in Section 9.5.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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1.202.    “Screening Failure” means a screening campaign that fails to identify at least [***] ([***]) Anticalin proteins with a potency of less than [***] away from the intended affinity (for each applicable species variant) as defined in the applicable Development Plan.
1.203.     “Senior Representatives” has the meaning set forth in Section 3.2.5.2(a).
1.204.    “Shared Cost Report” has the meaning set forth in Section 4.4.5.1(a).
1.205.    “SPCs” has the meaning set forth in Section 10.9.
1.206.    “Sublicensee” means a Third Party to whom AstraZeneca or its Affiliates or sublicensees has granted a sublicense or license under any intellectual property licensed to such Party in accordance with the terms of this Agreement.
1.207.     “Target” means the biological target of a pharmacologically active drug compound.
1.208.    “Technical Candidate Drug Criteria” has the meaning set forth in Section 3.2.5.2(c)(iii).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.209.    “Term” has the meaning set forth in Section 14.1.
1.210.    “Territory” means all countries of the world.
1.211.    “Third Party” means any Person other than AstraZeneca, Pieris or their respective Affiliates.
1.212.    “Third Party Claims” has the meaning set forth in Section 13.1.
1.213.    “Top [***] Pharma Company” has the meaning set forth in Section 15.6.2.
1.214.    “Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.
1.215.    “[***]” has the meaning set forth in [***].
1.216.    “[***]” has the meaning set forth in [***].
1.217.    “Valid Claim” means (a) a claim of an issued and unexpired Pieris Patent (including any Lead Product Patent), Collaboration Product Patent, Co-Invented Arising Patent, or Co-Invented AstraZeneca Background Improvement Patent which claim has not been revoked or held invalid or unenforceable by a court or other government agency of competent jurisdiction by a final determination without the possibility of appeal or has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, reissue, opposition procedure, nullity suit or otherwise by a final determination without the possibility of appeal or (b) a claim of a pending Pieris Patent (including any Lead Product Patent), Collaboration Product Patent, Co-Invented Arising Patent, or Co-Invented AstraZeneca Background Improvement Patent that has not been abandoned, finally rejected or expired without the possibility of appeal or refiling; provided, however, that Valid Claim will exclude any such pending claim in an application that has not been granted within [***] ([***]) years following the earliest priority filing date for such application.
2.    LICENSE GRANTS
2.1.    Lead Product.
2.1.1.    License Grants to AstraZeneca. Subject to the terms and conditions set forth herein, Pieris hereby:
2.1.1.1.    grants to AstraZeneca a co-exclusive (with Pieris, but only to the extent that Pieris is Researching or co-Developing the Lead Product including but not limited to Pieris’ activities through Completion of the Phase 1 Study for the Lead Product, and subject to Section 2.6), sublicensable (subject to Section 2.5), personal and non-transferable (except as set forth Section 15.3), right and license under the Pieris IP for all Research and Development activities to be conducted by AstraZeneca (alone or jointly

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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with Pieris and Section 4.9) in relation to the Lead Product in the Field and in the Territory; and
2.1.1.2.    grants to AstraZeneca a royalty-bearing, sublicensable (subject to Section 2.5 below), non-transferable (except as set forth in Section 15.3), exclusive (even as to Pieris, subject to Sections 7.1 and Section 2.1.2.2) right and license under the Pieris IP to Manufacture, have Manufactured, import, have imported, Commercialize, and have Commercialized (subject to Section 4.9) the Lead Product in the Territory solely for Commercialization of such Product in the Field (subject to Section 2.6).
2.1.1.3.    The license granted under Section 2.1.1.1 above shall become exclusive to AstraZeneca alone at such time as all of Pieris’ rights to Research and co-Develop the Lead Product expire or are otherwise terminated.
2.1.2.    License Grants to Pieris.
2.1.2.1.    Research and Development License. Subject to the terms and conditions set forth herein, AstraZeneca hereby grants to Pieris a co-exclusive (with AstraZeneca), non-sublicensable personal and non-transferable (except as set forth in Section 15.3), right and license under the Arising IP and any AstraZeneca Contributed IP to Research, Develop, have Developed, Manufacture, have Manufactured, import and have imported (subject to Section 4.9), the Lead Product in the Territory in the Field. Such license will terminate at such time as all of Pieris’ rights to Research and co-Develop the Lead Product expire or are otherwise terminated.
2.1.2.2.    Lead Product Co-Commercialization License. Subject to the terms and conditions set forth herein during the Term, AstraZeneca hereby grants to Pieris a non-sublicensable, personal and non-transferable (except as set forth in Section 15.3), co-exclusive (with AstraZeneca but only in the United States and only for as long as Pieris is co-Commercializing the Lead Product with AstraZeneca in the United States) right and license under the Arising IP and any AstraZeneca Contributed IP to Commercialize and have Commercialized (subject to Section 7.1) the Lead Product in the United States solely for Commercialization of such Product in the Field.
2.2.    Collaboration Products.
2.2.1.    License Grants to AstraZeneca.
2.2.1.1.    Collaboration Product Research License. Subject to the terms and conditions set forth herein, on a Collaboration Product-by-

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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Collaboration Product basis, Pieris hereby grants to AstraZeneca a co-exclusive (with Pieris but only to the extent that Pieris is Researching such Collaboration Product in accordance with this Agreement), sublicensable (subject to Section 2.5 below), personal and non-transferable (except as set forth in Section 15.3), right and license under the Pieris IP and Collaboration Product IP for all Research activities in relation to Collaboration Products to be performed by AstraZeneca (alone or jointly with Pieris) under this Agreement including under each Collaboration Product Development Plan in accordance with this Agreement anywhere in the Territory in the Field.
2.2.1.2.    AZ Dev Product Development License. Subject to the terms and conditions set forth herein, on an AZ Dev Product-by-AZ Dev Product basis, following Lead Candidate determination, Pieris hereby grants to AstraZeneca an exclusive, sublicensable (subject to Section 2.5 below), personal and non-transferable (except as set forth in Section 15.3), right and license under the Pieris IP and Collaboration Product IP to Develop, have Developed, Manufacture, have Manufactured, import and have imported (subject to Section 4.9), each AZ Dev Product in the Territory solely for the Research and Development of such Product in the Field.
2.2.1.3.    CoDev Product Development License. Subject to the terms and conditions set forth herein, on a CoDev Product-by-CoDev Product basis, Pieris hereby grants to AstraZeneca a co-exclusive (with Pieris but only to the extent that Pieris is co-Developing such CoDev Product with AstraZeneca), sublicensable (subject to Section 2.5 below), personal and non-transferable (except as set forth in Section 15.3), right and license under the Pieris IP and Collaboration Product IP to Develop, have Developed, Manufacture, have Manufactured, import and have imported (subject to subject to Section 4.9), each CoDev Product in the Territory solely for the Development of such Product in the Field, including to perform Pieris and AstraZeneca’s respective obligations under the applicable Collaboration Product Development Plan. Such license will become exclusive to AstraZeneca alone, on a CoDev Product-by-CoDev Product basis, at such time as all of Pieris’ rights to Research and co-Develop such CoDev Product expire or are otherwise terminated.
2.2.1.4.    AZ Dev Product Commercialization License. Subject to the terms and conditions set forth herein during the Term, Pieris hereby grants to AstraZeneca a royalty-bearing, sublicensable (subject to Section 2.5 below), personal and non-transferable (except as set forth in Section 15.3), exclusive (even as to Pieris) right and license under the Pieris IP and Collaboration Product IP to Manufacture, have Manufactured, import, have imported, Commercialize, and have Commercialized (subject to Section 4.9) each AZ Dev Product in the Territory solely for Commercialization of such Product in the Field.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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2.2.1.5.    CoDev Product Commercialization License. Subject to the terms and conditions set forth herein during the Term, Pieris hereby grants to AstraZeneca a royalty-bearing, sublicensable (subject to Section 2.5 below), personal and non-transferable (except as set forth in Section 15.3), exclusive (even as to Pieris, subject to Sections 7.1 and Section 2.2.2.3) right and license under the Pieris IP to Manufacture, have Manufactured, import, have imported, Commercialize, and have Commercialized (subject to Section 4.9) each CoDev Product in the Territory solely for Commercialization of such Product in the Field.
2.2.2.    License Grant to Pieris.
2.2.2.1.    Collaboration Product Research License. Subject to the terms and conditions set forth herein, on a Collaboration Product-by-Collaboration Product basis, during the applicable Collaboration Term but only up to Lead Candidate determination for the applicable Collaboration Product, AstraZeneca hereby grants to Pieris a co-exclusive (with AstraZeneca), sublicensable (subject to Section 2.5 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Arising IP and any AstraZeneca Contributed IP (including all Arising IP) to perform Pieris’ obligations under each Collaboration Product Development Plan in accordance with this Agreement anywhere in the Territory solely for the Research and Development of such Collaboration Product in the Field.
2.2.2.2.    CoDev Product Development License. Subject to the terms and conditions set forth herein, AstraZeneca hereby grants to Pieris a co-exclusive (with AstraZeneca but only for as long as Pieris is Researching or co-Developing the CoDev Product with AstraZeneca), non-sublicensable personal and non-transferable (except as set forth in Section 15.3), right and license under the Arising IP and any AstraZeneca Contributed IP to Research, Develop, have Developed, Manufacture, have Manufactured, import and have imported (Subject to Section 4.9), each CoDev Product in the Territory solely for the Research and Development of such Product in the Field, including to perform Pieris and AstraZeneca’s respective obligations under the applicable Collaboration Product Development Plan. Such license shall expire, on a CoDev Product-by-CoDev Product basis when all of Pieris’ rights to Research and co-Develop such CoDev Product expire or are otherwise terminated.
2.2.2.3.    CoDev Product Co-Commercialization License. Subject to the terms and conditions set forth herein during the Term, AstraZeneca hereby grants to Pieris a non-sublicensable, personal and non-transferable (except as set forth in Section 15.3), co-exclusive (with AstraZeneca but only for as long as Pieris is co-Commercializing the CoDev

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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Product with AstraZeneca) right and license under the Arising IP and any AstraZeneca Contributed IP to Commercialize and have Commercialized (subject to Section 7.1) each CoDev Product in the United States solely for Commercialization of such Product in the Field. Such license shall expire on a CoDev Product-by-CoDev Product basis if Pieris does not to exercise its Co-Commercialization Option or otherwise ceases to co‑Commercialize such CoDev Product.
2.3.    Grantback License. Subject to the non-compete provisions of this Agreement set forth in Section 8.2, AstraZeneca hereby grants to Pieris a royalty-free, sublicensable, personal and non-transferable (except as set forth in Section 15.3), non-exclusive, irrevocable, fully-paid-up license under the Grantback IP for any and all uses throughout the Territory provided that, subject to the [***] grant-back license set forth in Section 2.6, such license shall exclude any right to use the Grantback IP in relation to the Lead Product, any Collaboration Product, any Lead Product Back-Up Hit and any Collaboration Product Back-Up Hit.
2.4.    Other Anticalin Development Against Targets.
2.4.1.    For clarity, subject to the non-compete provisions under Section 8.2 and subject to Sections 2.4.2, 2.4.4, 2.4.4 and 2.4.5 below, Pieris shall be permitted to Research, Develop, Manufacture and Commercialize, including outside of the activities conducted pursuant to this Agreement, Anticalin proteins directed to any Target under this Agreement provided that such Anticalin protein is not within the Lead Candidate and Back-Up Hits Exclusivity Field. Pieris retains the exclusive right, under the applicable Collaboration Product IP to conduct such activities and to grant sublicenses to Third Parties to Research, Develop, Manufacture and Commercialize such Anticalin proteins.
2.4.2.    Pieris covenants that it shall not Develop, outside of the activities conducted pursuant to this Agreement, an Anticalin protein directed to a Designated Target, or the Target for the Lead Product, within the Respiratory Field if and for as long as the Parties are Researching, Developing, or Commercializing a Product directed to such Target under this Agreement.
2.4.3.    Pieris covenants that it shall not, outside of the activities conducted pursuant to this Agreement, Develop an Anticalin protein [***](such as a [***]), unless (i) [***], or (ii) [***]. For avoidance of doubt, [***].
2.4.4.    Pieris shall not initiate a separate program, outside of the activities conducted pursuant to this Agreement, for the Research, Development, Manufacture or Commercialization of an Anticalin protein against a Target under this Agreement as described in Section 2.4.1 until [***] is achieved (or until the Development of such Product is discontinued).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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2.4.5.    Pieris shall not and shall procure that its Affiliates shall not Research, Develop, Manufacture, or Commercialize an Anticalin in the Lead Candidate and Back-Up Hits Exclusivity Field except as permitted under this Agreement, including the [***] grant-back license set forth in Section 2.6.
2.5.    Sublicense Rights.
2.5.1.    AstraZeneca shall have the right to sublicense or subcontract (through multiple tiers) the rights provided under Section 2.1 and Section 2.2 above; provided, however, that in the event of such sublicensing, (a) such Sublicensees will be subject to the same confidentiality and diligence obligations AstraZeneca has hereunder, and (b) AstraZeneca will remain liable for all the terms and conditions of this Agreement such that any act or omission by or on behalf of a Sublicensee that would be a breach of this Agreement if undertaken by AstraZeneca, shall be deemed a breach of this Agreement by AstraZeneca. Notwithstanding the foregoing, to the extent that AstraZeneca sublicenses any rights granted under the Lead Product Cell Line License, it shall abide by the restrictions of such Lead Product Cell Line License.
2.5.2.    Notwithstanding the restrictions set forth in Section 2.1.2 and Section 2.2.2, Pieris shall have the right to subcontract in accordance with Section 4.9 the rights provided under Section 2.1 and Section 2.2 above in order to fulfil its Research, Development and Manufacture obligations contemplated under this Agreement and under each applicable Development Plan.
2.6.    [***] Grant-Back License.
2.6.1.    Research and Development License. Notwithstanding the Licenses granted under Section 2.1 and subject to the terms and conditions set forth herein, AstraZeneca hereby grants to Pieris a royalty-free, exclusive (even as to AstraZeneca), sublicensable (subject to Section 2.5 and Section 2.6.4), personal and non-transferable (except as set forth Section 15.3), right and license under the Pieris IP (including the Lead Product IP) and all Arising IP to Research, Develop, have Developed, Manufacture, have Manufactured, import and have imported [***] in the Territory solely for the Research and Development of such Product in the [***] Grant-Back Field.
2.6.2.    Commercialization License. Notwithstanding the Licenses granted under Section 2.1 and subject to the terms and conditions set forth herein, AstraZeneca hereby grants to Pieris a royalty-free, sublicensable (subject to Section 2.5.1 which shall apply to Pieris in exactly and the same way as it applies to AstraZeneca, and further subject to Section 2.6.4), personal and non-transferable (except as set forth in Section 15.3), exclusive (even as to AstraZeneca) right and license under the Pieris IP (including the Lead Product IP) and all Arising IP to Manufacture, have Manufactured, import, have imported, Commercialize, and have

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Commercialized (subject to Section 4.9) [***] in the Territory solely for Commercialization of such Product in the [***] Grant-Back Field.
2.6.3.    Other Indications. For clarity, AstraZeneca retains all rights to the [***] for all indications other than [***] Indications.
2.6.4.    Conditions of [***] Grant-Back License and AstraZeneca Right of First Negotiation. The licenses granted to Pieris under Section 2.6.1 and Section 2.6.2 shall be subject to the terms and conditions of this Section 2.6.4.
2.6.4.1.    Initial Research and Development and ROFN Period. Pieris shall be permitted to conduct any Research and Development of [***] in the [***] Grant-Back Field through Completion of [***]. Pieris shall be permitted to use subcontractors for such work but shall not be permitted to sublicense transfer, sell (or grant an option in relation to any of the foregoing) the rights granted under Section 2.6.1 and Section 2.6.2 to a Third Party until after the conclusion of the ROFN Period. Upon [***], Pieris shall provide AstraZeneca with notice that [***]. AstraZeneca shall have a [***] ([***]) day window starting on the date that AstraZeneca receives such notice in order to negotiate with Pieris a license to [***] in the [***] Grant-Back Field (the “ROFN Period”). The Parties shall negotiate in good faith during such ROFN Period to agree the terms of such a license. Pieris shall provide with any such notice access to all material Data relating to [***] in the [***] Grant-Back Field and a plan for the further Development and Commercialization of [***] in the [***] Grant‑Back Field. Pieris shall also provide such information as AstraZeneca shall reasonably request and is in the possession or control of Pieris or its Affiliates and relating to [***] in the [***] Grant-Back Field. Such information shall be provided promptly by Pieris following a request by AstraZeneca. Notwithstanding the foregoing, if between [***], Pieris receives bona fide unsolicited interest from a Third Party to evaluate [***] for use in the [***] Grant-Back Field, then the ROFN Period shall commence as of the date that Pieris provides notice to AstraZeneca that it has received [***] from such a Third Party with regard to taking a license of [***] in the [***] Grant-Back Field. If Pieris receives written interest from a Third Party in taking a license of [***] in the [***] Grant-Back Field, Pieris shall be entitled to disclose sufficient information to such Third Party regarding [***] in the [***] Grant-Back Field to enable such Third Party to determine whether or not it wishes to [***] for such a license. Any such disclosure of information by Pieris shall be on terms that protect the confidentiality of the information disclosed. For the purposes of this Section 2.6.4.1, “[***]” means [***]. For avoidance of doubt, [***] in connection with this Section 2.6.4.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.6.4.2.    Research, Development and Commercialization after the ROFN Period.
(a)    If the Parties consummate a transaction for [***] in the [***] Grant-Back Field within the ROFN Period, then the licenses granted to Pieris under Section 2.6.1 and Section 2.6.2 will be superseded by the terms and conditions of such transaction.
(b)    If the Parties do not consummate a transaction for [***] in the [***] Grant-Back Field within the ROFN Period, then the licenses granted to Pieris under Section 2.6.1 and Section 2.6.2 shall remain effective and royalty-free and become irrevocable. Pieris shall have the right to sublicense or otherwise partner such rights with any Third Party beginning on the date that the ROFN Period expires but shall not enter into a transaction with such Third Party on terms inferior (taken in totality) to those last offered to Pieris by AstraZeneca in writing.
(c)    Notwithstanding Section 2.6.4.1(b), on a country-by-country basis, if AstraZeneca is diligently developing [***] towards Marketing Approval in [***] in accordance with this Agreement, then neither Pieris nor any Pieris Sublicensee or partner or transferee shall [***]. Pieris shall notify AstraZeneca in writing if Pieris sublicenses, sells or otherwise transfers the right to Develop and/or Commercialize [***] in the [***] Grant-Back Field. Such notice shall be provided promptly following the execution of any such agreement and shall include the identity of the Sublicensee, partner or transferee. Pieris shall procure that any Sublicensee, partner or transferee of rights to [***] in the [***] Grant-Back Field shall comply with the terms of this Section 2.6.4.2(c). Pieris shall also ensure that agreement with any such Sublicensee, partner or transferee is consistent with the terms of this Agreement and Pieris shall be liable for any act or omission of such a Sublicensee, partner or transferee which act or omission if committed by Pieris would have been a breach of this Agreement.
2.7.    No Implied Rights. No license or other right is or shall be created or granted hereunder by implication, estoppel or otherwise. All licenses and rights hereunder are or shall be granted only as expressly provided in this Agreement. All rights a Party not expressly granted hereunder are reserved by such Party and, except as otherwise expressly set forth herein, may be used by such Party for any purpose.
3.    GOVERNANCE & DECISION-MAKING
3.1.    Alliance Manager. No later than [***] ([***]) days after the Effective Date, each Party will designate an individual to facilitate communication and coordination of the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Parties’ activities under this Agreement, including Research, Development, Manufacturing, and Commercialization of the Lead Product and Collaboration Products (each, an “Alliance Manager”). Each Alliance Manager may also serve as a representative of its respective Party on one or more Committees.
3.2.    Joint Steering Committee.
3.2.1.    Composition. The representatives appointed to the JSC under Section 3.2.3 must have sufficient seniority within the applicable Party to make decisions arising within the scope of the JSC’s responsibilities. The JSC may change its size from time to time by mutual consent of its members, provided that the JSC will consist at all times of an equal number of representatives of each of Pieris and AstraZeneca. Each Party may replace its JSC representatives at any time upon written notice to the other Party. The JSC may invite non-members to participate in the discussions and meetings of the JSC, provided that such participants have no voting authority at the JSC and are bound under written obligation of confidentiality no less protective of the Parties’ Confidential Information than those set forth in this Agreement. The JSC will be chaired by AstraZeneca. Notwithstanding the forgoing, however, the JSC shall be co-chaired by Pieris and AstraZeneca upon such time as Pieris exercises a CoDev Option and the [***] for any Product. The chairperson’s and co-chair’s responsibilities will include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved. Responsibility for running each meeting of the JSC will alternate between the chairpersons from meeting-to-meeting. The Alliance Managers will work with the chairperson(s) to prepare and circulate agendas and to ensure the preparation of minutes. The chairperson(s) have no additional powers or rights beyond those held by the other JSC representatives, if any. For avoidance of doubt, the Alliance Manager may also be a member of the JSC.
3.2.2.    Specific Responsibilities. In addition to its overall responsibility for monitoring and providing strategic oversight with respect to the Parties’ activities under this Agreement, the JSC will in particular have the responsibilities set forth in the subsections of this Section 3.2.2 with respect to any Product that Pieris co-Develops or co-Commercializes and has not opted out of co-Developing or co-Commercializing or so long as Pieris has an unexpired CoDev Option with respect to such Product. For the avoidance of doubt, if Pieris does not exercise its CoDev Option for a given Product, then after the expiration of the time period for Pieris to exercise such CoDev Option, where Pieris does not excise such Option or if Pieris opts out of co-Developing such Product, the JSC shall no longer have such responsibilities with respect to such Product, which shall fall to AstraZeneca alone.
3.2.2.1.    Agree upon a Target for each Collaboration Product and prepare an initial Collaboration Product Development Plan in connection with each of the four (4) Collaboration Products;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.2.2.2.    review and discuss the Lead Product Development Plan and the Collaboration Product Development Plans and approve all modifications, amendments and supplements thereto;
3.2.2.3.    review and discuss the Commercialization of Lead Product and the CoDev Products and any other ongoing related activities;
3.2.2.4.    review, discuss and oversee Manufacturing for the Lead Product and the CoDev Products;
3.2.2.5.    facilitate the flow of information between the Parties with respect to the Research, Development, Manufacture and Commercialization of the Products;
3.2.2.6.    establish subcommittees (in addition to the Joint Development Committee) as it deems necessary to achieve the objectives and intent of this Agreement;
3.2.2.7.    review and discuss reports from any subcommittee of the JSC, and provide guidance thereto and direct the activities of such subcommittee;
3.2.2.8.    review and discuss the entry of any necessary or useful in-licenses with respect to the Research, Development, Manufacture or Commercialization of Lead Product or any CoDev Products;
3.2.2.9.    review, discuss and coordinate the Parties’ scientific presentation and publication strategy relating to the Lead Product, the CoDev Products and the AZ Dev Products until Lead Candidate;
3.2.2.10.    review and facilitate discussion of proposed publications relating to the Lead Product, the CoDev Products, and the and the AZ Dev Products until Lead Candidate and resolve disputes with respect thereto taking into consideration and at all times abiding by the requirements of Section 11;
3.2.2.11.    attempt to resolve issues presented to it by, and disputes within any subcommittee;
3.2.2.12.    share all data related to the Research, Development and Manufacture of Lead Product, the CoDev Products, and the AZ Dev Products (but only until Lead Candidate for the AZ Dev Products);
3.2.2.13.    discuss and agree upon a communication strategy for Data generated during Development of the Lead Product and the Collaboration Product including participation and messaging at scientific congresses and meetings;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.2.2.14.    review and approve of the Development Plans including associated budgets; and
3.2.2.15.    perform such other functions as appropriate, and direct any subcommittee to perform such other functions as appropriate, to further the purposes of this Agreement, in each case as agreed in writing by the Parties or as expressly provided in this Agreement.
3.2.3.    Formation & Purpose. Within [***] ([***]) days of the Effective Date, Pieris and AstraZeneca shall each appoint three (3) members each to the joint steering committee (the “JSC”). The JSC shall be responsible for managing the overall collaboration between the Parties and AstraZeneca and resolving any disputed matters that may arise in any subcommittee(s) created by the JSC.
3.2.4.    JSC Committee Meetings.
3.2.4.1.    The JSC shall meet at least once per Calendar Quarter unless the Parties mutually agree in writing to a different frequency. The JSC shall also meet when required in order to perform its responsibilities. No later than [***] ([***]) Business Days prior to any meeting of the JSC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting if the other Party agrees.
3.2.4.2.    Either Party may also call a special meeting of the JSC (by videoconference, teleconference or in person) by providing at least [***] ([***]) Business Days prior written notice to the other Party if such Party reasonably believes that an urgent significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the Alliance Managers of both Parties to provide the members of the JSC no later than [***] ([***]) Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered. The JSC may meet in person, by videoconference or by teleconference. Notwithstanding the foregoing, at least [***] ([***]) meeting per Calendar Year will be in person unless the Parties mutually agree in writing to waive such requirement. In-person JSC meetings will be held at locations alternately selected by Pieris and by AstraZeneca. Each Party will bear the expense of its respective JSC members’ participation in JSC meetings. Meetings of the JSC will be effective only if at least one (1) representative of each Party is present or participating in such meeting.
3.2.4.3.    The Alliance Managers will be responsible for preparing reasonably detailed written minutes of all JSC meetings that reflect material decisions made and action items identified at such meetings. The

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Alliance Managers will send draft meeting minutes to each member of the JSC for review and written approval by both Parties within [***] ([***]) Business Days after each JSC meeting.
3.2.5.    Decision-making.
3.2.5.1.    Other than as set forth herein, in order to make any decision required of it hereunder with respect to any approval, the JSC must have present (in person, by videoconference or telephonically) at least one member of each Party. The Parties will endeavor to make decisions of the JSC by consensus.
3.2.5.2.    The JSC shall attempt in good faith to resolve any disputes or failure to agree by unanimous consent (with each Party having one vote). If the JSC cannot resolve such dispute or failure to agree within [***] ([***]) days of the matter being referred to it, such matter shall be resolved as follows:
(a)    the issue will be promptly presented to the [***] of AstraZeneca (or person of equivalent seniority for the applicable stage of Development or commercialization) and [***] of Pieris US (the “Senior Representatives”), or their respective designees, for resolution. Such Senior Representatives, or their respective designees, will meet in person or by teleconference as soon as reasonably possible thereafter, and use their good faith efforts to mutually agree upon the resolution of the dispute, controversy or claim.
(b)    In the event such Senior Representatives cannot resolve such issue, using good faith efforts, within [***] ([***]) days of the matter being referred to them, AstraZeneca’s [***] shall have the casting vote to resolve such issue.
(c)    Notwithstanding the foregoing:
(i)    Following the Effective Date but prior to Phase 1 Study Completion for the Lead Product, if either Party wishes to deviate from the initial Lead Product Development Plan, the other Party’s consent shall be required if such deviation would (1) [***], or (2) [***]. Any delay of the Phase 1 Study Initiation by more than [***] (if not mutually agreed by the Parties) shall only occur if required by Applicable Law or the mandatory instruction of a Regulatory Authority made in accordance with Applicable Law. Subject to the foregoing, AstraZeneca shall have final say regarding all matters relating to the Lead Product

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Development Plan. For clarity, following [***], subject to the terms and conditions of this Agreement, AstraZeneca shall have final decision making authority for matters related to the Development of the Lead Product thereafter.

(ii)    For the Collaboration Products and any Lead Product Back-Up Hits, prior to Lead Candidate stage, Pieris shall have final decision-making authority for matters related to the discovery of Anticalin proteins against Designated Targets or the Lead Product Target, including panning strategies, optimization strategies and Pieris resources devoted to such work, provided, however, that the Parties will jointly (a) define and mutually agree the success criteria for Lead Candidate contained in each initial Collaboration Product Development Plan, and (b) select hits resulting from initial screening for an optimization campaign.

(iii)    The Technical Candidate Drug Criteria for each Collaboration Product shall be established by AstraZeneca in good faith in accordance with its usual methodology and standards for setting such criteria in consultation with Pieris no later than [***] ([***]) [***] after achieving [***] stage and shall be consistent with the guidelines for such criteria set forth in Exhibit 1.40. AstraZeneca shall provide Pieris with a copy of the Technical Candidate Drug Criteria for each Collaboration Product and it shall be included in the applicable Collaboration Product Development Plan once established. Any changes to such Technical Candidate Drug Criteria after establishment in accordance with this subsection (iii) must be mutually agreed by the Parties.

(iv)    Subject to Section 4.4.5.2, in all instances after Pieris has exercised a Lead Product CoDev Option or a CoDev Product CoDev Option ([***] Split, [***] Split or [***] Cap), any decisions that impact an agreed-upon budget shall require both Parties to consent and neither Party shall be required to pay for cost increases of more than [***] percent ([***]%) unless it agrees in writing.

(v)    Neither party shall be required to violate any Applicable Law or to spend funds or perform activities except as provided in this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.2.6.    Limitations. Notwithstanding the creation of the JSC and any subcommittees, each Party shall retain the rights, powers and discretion granted to it hereunder, and neither the JSC nor any subcommittee shall be delegated or vested with rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. Neither the JSC nor any subcommittee shall have the power to amend or modify this Agreement, and no decision by the JSC or any subcommittee shall be in contravention of any terms and conditions of this Agreement. The Alliance Managers shall not have any rights, powers or discretion except as expressly granted to the Alliance Managers hereunder and in no event shall the Alliance Managers have any right or power to modify or amend this Agreement. It is understood and agreed that issues to be formally decided by the JSC are only those specific issues that are expressly provided in this Agreement to be decided by the JSC.
3.3.    Joint Development Committee.
3.3.1.    Formation & Purpose. Within [***] ([***]) days of the Effective Date, Pieris and AstraZeneca shall each appoint two (2) members each to a joint development committee (the “JDC”). The JDC shall be a subcommittee of the JSC and shall be responsible for implementing the Lead Product Development Plans and Collaboration Product Development Plan subject to the terms and conditions of this Agreement.
3.3.2.    Composition. The representatives appointed to the JDC under Section 3.3.1 must have sufficient seniority within the applicable Party to make decisions arising within the scope of the JDC responsibilities. The JDC may change its size from time to time by mutual consent of its members, provided that the JDC will consist at all times of an equal number of representatives of each of Pieris and AstraZeneca. Each Party may replace its JDC representatives at any time upon written notice to the other Party. The JDC may invite non-members to participate in the discussions and meetings of the JDC, provided that such participants have no voting authority at the JDC and are bound under written obligation of confidentiality no less protective of the Parties’ Confidential Information than those set forth in this Agreement. The JDC be co-chaired, with one chairperson designated by Pieris and one chairperson designated by AstraZeneca, whose responsibilities will include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved. Responsibility for running each meeting of the JDC will alternate between the chairpersons from meeting-to-meeting, with Pieris’ chairperson running the first meeting. The Alliance Managers will work with the chairpersons to prepare and circulate agendas and to ensure the preparation of minutes. The chairpersons have no additional powers or rights beyond those held by the other JDC representatives, if any. For avoidance of doubt, the Alliance Manager may also be a member of the JDC and members of the JSC may also be members of the JDC.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.3.3.    Specific Responsibilities. In addition to its overall responsibility for implementing the Lead Product Development Plan and Collaboration Product Development Plans, the JDC will in particular have the following responsibilities for (i) all Products through to Lead Candidate and (ii) for the Lead Product and CoDev Products (unless and until Pieris does not exercise the CoDev Option for such Product before the time to exercise such CoDev Option has expired or Pieris exercises its Opt-Out Option with respect to such Product):
3.3.3.1.    Prepare an initial Collaboration Product Development Plan in connection with each of the four (4) Collaboration Products for approval by the JSC;
3.3.3.2.    review and discuss the Lead Product Development Plan and the Collaboration Product Development Plans and propose all modifications, amendments and supplements thereto for approval by the JSC;
3.3.3.3.    implement any tasks set forth in the applicable Development Plans for the Research, Development, or Manufacturing of the Lead Product and the Collaboration Products
3.3.3.4.    review the Anticalin proteins identified for each Designated Target;
3.3.3.5.    prepare reports regarding the implementation for the applicable Development Plans for review by the JSC;
3.3.3.6.    propose the Parties’ scientific presentation and publication strategy relating to the Products for approval by the JSC;
3.3.3.7.    perform such other functions as appropriate, while at no time modifying any Development Plan or taking any decision inconsistent thereto without the consent of the JSC.
3.3.4.    JDC Committee Meetings.
3.3.4.1.    The JDC shall meet at least once per Calendar Quarter unless the Parties mutually agree in writing to a different frequency. The JDC shall also meet when required in order to perform its responsibilities. No later than [***] ([***]) Business Days prior to any meeting of JDC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting, if the other Party agrees.
3.3.4.2.    Either Party may also call a special meeting of the JDC (by videoconference, teleconference or in person) by providing at least

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[***] ([***]) Business Days prior written notice to the other Party if such Party reasonably believes that an urgent significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the Alliance Managers of both Parties to provide the members of the JDC no later than [***] ([***]) Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered. The JSC may meet in person, by videoconference or by teleconference. Notwithstanding the foregoing, at least [***] ([***]) meeting per Calendar Year will be in person unless the Parties mutually agree in writing to waive such requirement. In-person JDC meetings will be held at locations alternately selected by Pieris and by AstraZeneca. Each Party will bear the expense of its respective JDC members’ participation in JDC meetings. Meetings of the JDC will be effective only if at least one (1) representative of each Party is present or participating in such meeting.
3.3.4.3.    The Alliance Managers will be responsible for preparing reasonably detailed written minutes of all JDC meetings that reflect material decisions made and action items identified at such meetings. The Alliance Managers will send draft meeting minutes to each member of the JDC for review and approval in writing by both Alliance Managers within [***] ([***]) Business Days after each JDC meeting.
3.3.5.    Decision-making. The JDC will only implement the activities set forth in a Development Plan or decided by the JSC in accordance with allocation of decision-making responsibility in the event of disagreement as set forth in Section 3.2.5.
4.    RESEARCH & DEVELOPMENT
4.1.    Lead Product.
4.1.1.    Initial Lead Product Development Plan.
4.1.1.1.    The Parties have agreed an initial Lead Product Development Plan, which is attached to this Agreement as Exhibit 4.1.1. Pieris shall have operational responsibility for the Manufacturing and Development of the Lead Product through Completion of and as sponsor of the Phase 1 Study for the Lead Product in accordance with the Lead Product Development Plan. The initial Lead Product Development Plan shall be updated within [***] ([***]) [***] of the Effective Date to include activities and budget through [***], including [***].
4.1.1.2.    Subject to the other provisions of this Section 4.1, under the Lead Product Development Plan the Parties will collaboratively [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.1.2.    Amendments to the Lead Product Development Plan.
4.1.2.1.    Subject to the other provisions of this Agreement the Lead Product Development Plan may be updated and amended from time to time by the JSC, including to provide for the further Development of the Lead Product to achieve Marketing Approval.
4.1.2.2.    Prior to Pieris’ determination as to whether or not it will exercise the Lead Product CoDev Option, the Lead Product Development Plan shall be updated by the JSC to provide for the activities required in order to obtain Marketing Approval for the Lead Product in [***] and shall specify the budget for all activities that Pieris shall be required to contribute expenses in the event that it exercises its CoDev Option. Only after such budget is included in the Lead Product Development Plan, shall Pieris be required to make a determination as to whether it wishes to exercise the Lead Product CoDev Option.
4.1.3.    Lead Product Development. Subject to the activities allocated to each Party under the Lead Product Development Plan and Section 3.2.5, AstraZeneca shall be solely responsible for obtaining Marketing Approvals for the Lead Product in the Territory and for Development activities to be undertaken in connection therewith. Notwithstanding the foregoing, the Parties agree that Pieris shall be the applicant for the IND for the Lead Product and shall be the sponsor for the Phase 1 Study for the Lead Product.
4.1.4.    Know-How Transfer. Pieris shall provide AstraZeneca with reasonably requested Pieris Know-How (such as protocols or Data) and reasonable access to Pieris personnel as are reasonably required in order for AstraZeneca to Develop the Lead Product as contemplated under this Agreement at no further cost to AstraZeneca. In case Pieris exercises the Lead Product CoDev Option, AstraZeneca shall provide Pieris with reasonably requested AstraZeneca Know-How (such as protocols or Data) and reasonable access to AstraZeneca personnel that are reasonably required in order for Pieris to co-Develop the Lead Product as contemplated under this Agreement at no further cost to Pieris.
4.2.    Lead Product Back-Up Hits.
4.2.1.    Within [***] ([***]) days following the Effective Date, Pieris shall, [***] initiate and conduct a new screening campaign in order to identify novel Anticalin proteins against the Lead Product Target. The success criteria for such Lead Product backups shall be defined in accordance with Section 3.2.5.2(c)(ii). Subject to Section 4.2.2 below, such activities shall continue until Pieris identifies a suitable Lead Product Back-Up Hit, provided, however, that the Parties may agree to stop such activities if, for example [***]. The Parties will use reasonable efforts to [***] regarding the matters set forth in the preceding sentence as soon as

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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reasonably possible. Neither Party will act unreasonably in refusing to agree to stop the activities described in this Section 4.2.1.
4.2.2.    If (i) following [***] ([***]) [***] of efforts directed to obtaining the Lead Product Back-Up Hits, Pieris experiences a Screening Failure or (ii) no Lead Candidate has been identified within [***] ([***]) [***] of the start of an optimization campaign for identified hits, in each case despite Pieris using reasonable efforts, Pieris shall notify the JSC. The Parties shall discuss in the JSC whether Pieris should continue efforts to Research and Develop such Back-Up Hits and Pieris shall not be required to continue such activities if Pieris has used reasonable efforts to overcome such Screening Failure or identify a Lead Candidate, as applicable.
4.2.3.    AstraZeneca shall not carry out a [***] for a Lead Product Back-Up Hit at the same time as it is [***], unless the costs associated with such activities are not included as Development Costs and are borne by AstraZeneca alone. Notwithstanding the foregoing, in the event that AstraZeneca initiates [***] for a Lead Product Back-Up concurrently with the Development of PRS-060 during a time where the costs associated with all or part such activities would otherwise be included in Development Costs (because Pieris has exercised the Lead Product CoDev Option before or during the conduct of such activities) then Pieris shall reimburse AstraZeneca for its share of Development Costs associated with such activities in the event that the [***] and AstraZeneca determines to further Develop (with the intent to Commercialize) the Lead Product Back-Up Hit in its place.
4.2.4.    AstraZeneca shall not terminate [***] (i) [***] or (ii) [***].
4.3.    Collaboration Products.
4.3.1.    Generally. During the Collaboration Term, the Parties shall jointly collaborate to generate, evaluate and Develop the Collaboration Products in relation to four (4) Targets (the “Research Collaboration”). AstraZeneca may extend the Initial Collaboration Term for up to one (1) one-year term (the “Collaboration Term Extension”) at any time during the Initial Collaboration Term by providing written notice to Pieris. The Research Collaboration shall encompass two (2) AZ Dev Products and two (2) CoDev Products.
4.3.2.    Collaboration Product Reservation List and Designated Targets. The Targets for the Collaboration Products shall be selected from the Reservation List as set forth in this Section 4.3.2.
4.3.2.1.    Collaboration Product Reservation List. Prior to the Execution Date, AstraZeneca and Pieris have agreed a list of [***] ([***]) initial Targets set out at Exhibit 4.3.2.1, from which the Targets for the Collaboration Products must be selected (the “Reservation List”). The

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Reservation List may be updated in part from time-to-time by AstraZeneca (but not more frequently than removing [***] and replacing it with another [***] every [***]) by replacing [***] on the Reservation List with [***] from outside the Reservation List. The Reservation List shall never include more than [***] Targets and shall include a decreasing number of Targets over the Collaboration Term as set forth in Section 4.3.2.4. All information disclosed by AstraZeneca to Pieris in respect of proposed Targets shall be AstraZeneca Confidential Information.
4.3.2.2.    Reservation List Process and Restrictions. AstraZeneca’s ability to place any Target on the Reservation List shall be subject to (i) any Third Party contractual restrictions on Pieris or its Affiliates evidenced by written documentation provided to AstraZeneca (for example a redacted agreement including such contractual restriction which may be disclosed by Pieris to AZ's counsel on a counsel- to- counsel basis), and (ii) Pieris’ ongoing internal programs with respect to such Target, as follows:
(a)    Updates to the Reservation List. For updates to the Reservation as permitted by Section 4.3.2.1, AstraZeneca shall provide Pieris with the name of [***] that it wishes to add to the Reservation List and the name of [***] that it wishes to remove from the Reservation List. Within [***] of receipt Pieris shall confirm that such [***] is added to the Reservation List or shall notify AstraZeneca that (i) such [***] is subject to Third Party contractual restrictions on Pieris or its Affiliates that prevents Pieris from granting rights to AstraZeneca in accordance with this Agreement, or (ii) Pieris has already initiated an internal program (i.e., [***]) with respect to such [***]; any such [***] shall not be included in the Reservation List, the [***] proposed to be removed from the Reservation List shall not be removed, and AstraZeneca shall, until the start of [***] to update the Reservation List as set forth in Section 4.3.2.1, be entitled to nominate [***] and the [***] that it wishes to remove from the Reservation List, at which time the process described in this Section 4.3.2.2 shall repeat.
(b)    Optional Target Clearance for Pieris Internal Programs. In case Pieris decides that it wants to initiate an internal program against a target, Pieris may (but is not obligated to), prior to initiation of such activities, provide AstraZeneca with the name of the target for which it wishes to initiate an internal program. Within [***] of receipt of such notice, AstraZeneca shall inform Pieris whether it wishes to make such target its next Designated Target. If AstraZeneca fails to inform Pieris within such [***] period that it wishes to make such target its next Designated Target and Pieris [***] with respect to such target, then AstraZeneca shall not be allowed to

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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add such target to the Reservation List in the future as contemplated in Section 4.3.2.2(a) above. All information disclosed by Pieris to AstraZeneca in respect of such targets shall be Pieris’ Confidential Information and shall be used by AstraZeneca only for the purpose of considering whether it wishes to make such target a Designated Target.
4.3.2.3.    Field Limitation on Reservation List. The Targets that AstraZeneca proposes for the Reservation list shall be limited to Targets that are [***] in the Respiratory Field. Upon addition of a Target to the Reservation List, AstraZeneca shall include the initial Indication within the Respiratory Field related to such Target. Pieris has the right to reject any Target proposed to be added to the Reservation List that does not meet the requirement of this Section 4.3.2.3 on the basis of objective criteria which criteria will be disclosed to AstraZeneca if Pieris rejects a Target on this basis.
4.3.2.4.    Designation of Collaboration Product Targets from the Reservation List. AstraZeneca shall nominate Targets from the Reservation List to become a Target for one of the four Collaboration Product Development Plans to Research and Develop Collaboration Products (a “Designated Target”) according to the following schedule:
(a)    Within [***] ([***]) days of [***] ([***]) months after the Execution Date, AstraZeneca shall nominate one (1) Target from the Reservation List to become a Designated Target. Upon nomination, there shall be [***] ([***]) remaining Targets on the Reservation List.
(b)    Within [***] ([***]) days of [***] ([***]) months after the Execution Date, AstraZeneca shall nominate one (1) additional Target from the Reservation List to become a Designated Target. Upon nomination, there shall be [***] ([***]) remaining Targets on the Reservation List.
(c)    Within [***] ([***]) days of [***] ([***]) months after the Execution Date, AstraZeneca shall nominate one (1) additional Target from the Reservation List to become a Designated Target. Upon nomination, there shall be [***] ([***]) remaining Targets on the Reservation List.
(d)    Within [***] ([***]) days of [***] ([***]) months after the Execution Date, AstraZeneca shall nominate the one additional Target from the Reservation List to become a Designated Target. Upon nomination, the Reservation List shall terminate and Pieris shall no longer be subject to any restrictions with respect to Targets that are on such list.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.3.2.5.    AZ Dev Product or CoDev Product Designation. At the time a Target is identified as a Designated Target, it shall also be designated as an AZ Dev Product or CoDev Product.
4.3.2.6.    Right of First Refusal for Reservation List. In the event that Pieris receives a bona fide request from a Third Party to (co-) Research, (co-)Develop, (co-)Manufacture or (co-)Commercialize a Target that is on the Reservation List as of the date of receipt of such request, then notwithstanding the schedule set forth in Section 4.3.2.4, AstraZeneca shall have [***] from the date that Pieris notifies AstraZeneca of such bona fide request to either (i) nominate such Target to become a Designated Target or (ii) remove such Target from the Reservation List. Any Target which as a result becomes a Designated Target shall be deemed to take the place of the Target which was next due to be designated in accordance with Section 4.3.2.4.
4.3.2.7.    Notification of Designated Target. AstraZeneca shall notify Pieris of nominated Designated Targets as set forth in Section 4.3.2.4 in writing and Pieris shall confirm receipt of such nomination within [***]. The Parties shall discuss in good faith whether such Designated Target shall be for a CoDev Product or a AZ Dev Product and the Designated Target shall be classified as for a CoDev Product or AZ Dev Product within [***] of Pieris’ confirmation of receipt of the Designated Target nomination. In case the Parties cannot agree on whether such Designated Target shall be for a CoDev Product or AZ Dev Product, then AstraZeneca shall have final decision making authority for the [***] Designated Target, and Pieris shall have final decision making authority for the [***] Designated Target. Notwithstanding the foregoing, [***] that become Designated Targets as described in Section 4.3.2.4 shall be classified as for a CoDev Product provided that [***]. In no event, however, shall there be an alteration in the number of AZ Dev Products or CoDev Products (i.e., two (2) of each such Product).
4.3.3.    Collaboration Product Development Plan and Development.
4.3.3.1.    Initial Collaboration Product Development Plan. Collaboration Product Development Plans shall be prepared by the JDC for each Collaboration Product within [***] ([***]) days after Pieris confirmation of receipt of the nomination of the Designated Target for such Product under Section 4.3.2.7 and Pieris shall initiate activities included in such Collaboration Product Development Plan within [***] ([***]) days after such Collaboration Product Development Plan has been prepared. For avoidance of doubt, Pieris shall have final decision-making authority regarding activities to be conducted by Pieris through Lead Candidate. The initial Collaboration Product Development Plan will be

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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directed towards the steps required to be undertaken by Pieris for achievement [***] and any other tasks as the Parties may mutually agree. The initial Collaboration Product Development Plan shall also include preliminary Technical Candidate Drug Criteria with respect to each Product, which criteria shall be finalized and decided in accordance with Section 3.2.5.2(c)(iii).
4.3.3.2.    Replacement of Designated Target in Case of Screening Failure.
(a)    If Pieris experiences a Screening Failure during the initial screening campaign for a Lead Candidate and Back-Up Hits for a Collaboration Product after [***] ([***]) [***] from the start of the Anticalin Selection process, then it shall notify AstraZeneca and AstraZeneca shall have the option to [***] from the Reservation List. Notwithstanding the foregoing, AstraZeneca may only request such [***]. Thereafter, if a Screening Failure occurs, all work under the applicable Collaboration Product Development Plan shall be discontinued and such Designated Target shall cease to be subject to the terms of this Agreement.
(b)     The costs associated with any activities under Section 4.3.3.2(a) (including the initial screening campaign that resulted in a Screening Failure and the subsequent initial screening campaign against the replacement Target) remain subject to the [***] Dollar ($[***]) cap on Pieris financial obligations for Development of Collaboration Products to Lead Candidate set forth in Section 4.4.4.
4.3.3.3.    Development Plan for AZ Dev Products. Upon reaching [***], for AZ Dev Products, AstraZeneca shall take over sole responsibility for the continued Research, Development and Manufacture of such Products including the setting of all plans to carry out the foregoing activities. AstraZeneca shall be obligated to keep Pieris informed of the progress of such efforts and relevant data generated under Section 4.8.3, but the Parties shall not update the Collaboration Product Development Plan for the AZ Dev Products after the Lead Candidate stage is reached.
4.3.3.4.    Selection of Collaboration Product Back-Up Hits. Pieris will disclose to AstraZeneca all Anticalin proteins identified by Pieris or its Affiliates in connection with the applicable screening campaign that are specific to each Designated Target as determined by reference to the selectivity criteria set out in the Collaboration Product Development Plan. AstraZeneca shall be entitled to select up to [***] ([***]) Back-Up Hits from such disclosed Anticalin proteins. Within [***] ([***]) [***] of [***] directed to the applicable designated Target, AstraZeneca shall select [***] ([***]) Anticalin proteins from such pool of [***] ([***]) and such [***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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([***]) Anticalin proteins shall be the Back-Up Hits for that Designated Target; following such selection the [***] ([***]) Anticalin proteins previously designated as Back-Up Hits shall no longer be considered Back-Up Hits under this Agreement.
4.3.3.5.    Development Plan for CoDev Products. Upon reaching [***] for CoDev Products, the Parties shall update each Collaboration Product Development Plan from time to time and supervise the conduct of activities required in order to continue to Research, Develop and Manufacture such Product through the JSC.
4.3.4.    Know-How Transfer. Pieris shall provide AstraZeneca with reasonably requested Pieris Know-How (such as protocols or Data) and reasonable access to Pieris personnel that are reasonably required in order for AstraZeneca to Develop each Collaboration Product as contemplated under this Agreement at no further cost to AstraZeneca. AstraZeneca shall provide Pieris with reasonably requested AstraZeneca Know-How (such as protocols or Data) and reasonable access to AstraZeneca personnel that are reasonably required in order for Pieris to co-Develop each CoDev Product as contemplated under this Agreement at no further cost to Pieris.
4.4.    Development Costs.
4.4.1.    Lead Product.
4.4.1.1.    As of April 15, 2017, AstraZeneca will assume responsibility for all costs (including Pieris’ Out-of-Pocket Costs and FTE Costs) for the further Research, Development, and Manufacture (to the extent applicable), of the Lead Product as set forth in the initial Lead Product Development Plan, up to the amount of a mutually agreed budget which is set forth in the initial Lead Product Development Plan plus an overrun margin of [***] percent ([***]%) of the mutually-agreed budget, up to Completion of the Phase 1 Study for the Lead Product. Pieris shall notify AstraZeneca as soon as reasonably possible if Pieris becomes aware that the agreed budget is going to be exceeded. For avoidance of doubt, such costs shall be reimbursed by AstraZeneca as incurred by Pieris in accordance with its Accounting Standards. In case Pieris expects a cost overrun of more than [***] percent ([***]%) of the mutually agreed budget, Pieris shall inform AstraZeneca in writing before such cost above [***] percent ([***]%) overrun are incurred. AstraZeneca shall inform Pieris promptly whether it agrees to pay for such cost overrun above [***] percent ([***]%). For clarity, if AstraZeneca does not agree to pay for such cost overrun above [***] percent ([***]%), Pieris shall not be obligated to conduct the activities that would lead to such additional cost overrun above [***] percent ([***]%). In case AstraZeneca requests additional activities to be conducted by Pieris or a Third Party during such time, it shall also assume responsibility for all costs

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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incurred in conducting such additional activities. Such Out-of-Pocket Costs and FTE Costs shall be reimbursed each Calendar Quarter within [***] ([***]) days of receipt by AstraZeneca of an invoice for such costs. AstraZeneca may request supporting documentation evidencing that such costs have been incurred and Pieris shall provide such information if requested. Should there be a dispute as to whether such costs have been incurred, the matter shall be addressed under the dispute resolution provisions in Section 15.1. In case any amount that has been paid by AstraZeneca is disputed and later shown not to have been incurred in accordance with this Agreement, AstraZeneca may credit such unjustified and paid amount against any future payments to Pieris under this Agreement. In the period between the Completion of the Phase 1 Study for the Lead Product and Pieris' determination of whether it will exercise its Lead Product CoDev Option in accordance with Section 4.5.1 below AstraZeneca shall have sole responsibility for all costs for the further Research, Development, Manufacture (to the extent applicable) of the Lead Product (including Pieris’ Out-of-Pocket Costs and FTE Costs, to the extent that Pieris is assigned any activities under the then-current Lead Product Development Plan).
4.4.1.2.    Concurrent with execution of the Lead Product CoDev Option, Pieris shall select whether it wishes to [***] split the Development Costs associated with the continued Development and Manufacture of the Lead Product (the “[***]”) or whether it wishes to contribute [***] of the Development Costs associated with the continued Development and Manufacture of the Lead Product (the “[***] Split Option”). Should the total budget for the updated Lead Product Development Plan as set forth in Section 4.1.2.2 exceed [***] dollars ($[***]), then Pieris may, in the alternative, elect to contribute [***] of the Development Costs associated with the continued Development and Manufacture of the Lead Product up to a cap of [***] dollars ($[***]) (the “[***] Cap Option”).
4.4.1.3.    AstraZeneca shall at all times be responsible for all costs associated with Commercialization of the Lead Product. In the event that Pieris exercises it Co-Commercialization Option under Section 7.1, AstraZeneca shall be responsible for [***] co-Commercializing the Lead Product as set forth in Section 7.2.
4.4.1.4.    If Pieris exercises the Opt-Out Option with respect to the Lead Product under Section 4.6, then Pieris shall no longer be responsible for contributing to the Development Costs for such Product incurred after the end of the Opt-Out Option Notice period under Section 4.7.2.
4.4.2.    AZ Dev Products.
4.4.2.1.    Following selection of the Target for an AZ Dev Product and the preparation of the initial Collaboration Product Development

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Plan for such Product under Section 4.3.3.1, during the Collaboration Term, Pieris will [***] until [***] stage is achieved for that AZ Dev Product.
4.4.2.2.    After [***] stage is achieved, AstraZeneca will assume responsibility for all further costs for the Research, Development, Manufacture, and Commercialization of the AZ Dev Products.
4.4.3.    CoDev Products.
4.4.3.1.    Following selection of the Target for a CoDev Product and the preparation of the initial Collaboration Product Development Plan for such Product under Section 4.3.3.1, Pieris will [***] until [***] stage is achieved.
4.4.3.2.    After [***] stage is achieved, AstraZeneca will assume responsibility for all costs for the Research, Development, Manufacture, and Commercialization of the CoDev Product, unless and until such time as Pieris exercises the CoDev Product CoDev Option with respect to such Product.
4.4.3.3.    Concurrent with execution of the CoDev Product CoDev Option, Pieris shall select whether it wishes to [***] split the Development Costs associated with the continued Development and Manufacture of the CoDev Product (“[***]”) or whether it wishes to contribute [***] percent ([***]%) of the Development Costs associated with the continued Development and Manufacture of the CoDev Product (the “[***] Split Option”). Should the total budget for the updated Collaboration Product Development Plan as set forth in Section 4.5.2.2 exceed [***] dollars ($[***]), then Pieris may, in the alternative, elect to contribute [***] percent ([***]%) of the Development Costs associated with the continued Development and Manufacture of such CoDev Product up to a cap of [***] dollars ($[***]) (the “[***] Cap Option”).
4.4.3.4.    AstraZeneca shall at all times be responsible for all costs associated with Commercialization of the CoDev Product. In the event that Pieris exercises it Co-Commercialization Option under Section 7.1, AstraZeneca shall be responsible for [***] co-Commercializing the CoDev Product as set forth in Section 7.2.
4.4.3.5.    If Pieris exercises its Opt-Out Option with respect to a CoDev Product under Section 4.6, then Pieris shall no longer be responsible for contributing to the Development Costs for such Product once the Opt-Out Option Notice is delivered to AstraZeneca.
4.4.4.    Cap on Collaboration Product Development Costs Through Lead Candidate Stage. Notwithstanding Section 4.4.2.1 and Section 4.4.3.1, Pieris shall

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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not be required to expend more than [***] Dollars ($[***]) (including, for avoidance of doubt, all Pieris Out-of-Pocket and FTE Costs) during the Collaboration Term in the course of Researching and Developing all four (4) Collaboration Products through Lead Candidate stage (for avoidance of doubt, including costs expended in attempting to Develop any [***] in accordance with Section 4.3.3.2). Such amount includes the Pieris FTE Costs that would be dedicated to such Research and Development Activities in addition to Out-of-Pocket Costs directed to such work. In case no Lead Candidate has been identified after Pieris has expended the amount of resources set forth in this Section 4.4.4, the Parties shall discuss in good faith sharing of additional costs to be expended in order to identify a Lead Candidate for all four (4) Collaboration Products. Notwithstanding the foregoing, in case (i) no hits have been identified within [***] ([***]) [***] of the start of initial screening against a Designated Target, or (ii) no Lead Candidate has been identified within [***] ([***]) [***] of start of an optimization campaign for identified hits, in each case despite Pieris using its reasonable efforts, then Pieris shall not be obligated to expend any further resources on identifying a Lead Candidate for such Designated Target.
4.4.5.    Reimbursed Cost and Shared Cost Mechanisms and Reconciliation.
4.4.5.1.    Shared Cost Reimbursement and Reconciliation.
(a)    Within [***] ([***]) [***] after the end of each Calendar Quarter, each Party will provide the other Party with a detailed, itemized accounting in a format agreed between the Parties of Development Costs actually incurred by such Party in its performance of the applicable Development Plan during such Calendar Quarter (the “Shared Cost Report”).
(b)    With respect to each Calendar Quarter, within [***] ([***]) [***] following each Party’s receipt of the Shared Cost Report, the Parties shall calculate the reconciliation amount to be paid by each Party (the “Reconciliation Report”).
(c)    Within [***] ([***]) [***] after the Parties’ agreement as to the Reconciliation Report, as applicable, the Party having paid more than its agreed-to share of Development Costs (on a cumulative basis) shall deliver to the other Party an invoice for such excess amount and such amount shall be paid by the other Party within [***] ([***]) [***] of the date of the invoice.
4.4.5.2.    Cost Overruns. If AstraZeneca reasonably believes that the annual budget of Development Costs for a Product should be increased by more than [***] percent ([***]%) from the then-agreed annual budget of Development Costs in relation to a Product where Pieris has opted in to co-Develop such Product with AstraZeneca and Pieris is not prepared

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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to agree to pay its share of such increase, AstraZeneca shall be entitled at its option to pay for all of such excess above [***] percent ([***]%) of the then agreed annual budget of Development Costs and the Product Royalties or Gross Margin Payment due to Pieris shall be reduced in accordance with Section 9.6.6. For clarity, Pieris shall remain liable for paying its share of the Development Costs in accordance with the then agreed budget plus an up to [***] percent ([***]%) variance each year as set forth in this Agreement. For avoidance of doubt, if Pieris does not wish to pay for an increase in annual budget greater than [***] percent ([***]%) as set forth in this Section and AstraZeneca does not wish to pay such excess amount, then such amount shall not be spent and there shall be no reduction of Product Royalties or Gross Margin Payments with respect to such Product.
4.5.    Pieris’ Co-Development Option.
4.5.1.    Lead Product CoDev Option.
4.5.1.1.    Pieris shall have the option to co-Develop the Lead Product (the “Lead Product CoDev Option”) after the Completion of the first Phase 2a Study for the Product as set forth in Section 4.5.1.2 below and subject to Section 4.5.1.3 below.
4.5.1.2.    Following the Completion of the first Phase 2a Study for the Lead Product and, if not already available, availability of an amended Lead Product Development Plan setting forth the activities and estimated budget of all Development Costs determined by AstraZeneca in good faith based on its reasonable opinion using its experience of comparable products for Development of the Lead Product through [***] in the initial Indication ([***]), AstraZeneca shall deliver a written notice (together with topline and all other available Data from the first Phase 2a Study) to Pieris that it is eligible to exercise the Lead Product CoDev Option and, thereafter, Pieris shall have [***] days to either exercise or decline to exercise the Lead Product CoDev Option via notice made in writing to AstraZeneca. For avoidance of doubt, the time for Pieris to exercise the Lead Product CoDev Option shall be tolled until it has received notification from AstraZeneca that it is eligible to exercise the Lead Product CoDev Option and such notice shall not be delivered until all Development Costs estimated to be required for Development of the Lead Product through [***] are included in the Lead Product Development Plan.
4.5.1.3.     If Development of PRS-060 is terminated in favor of a Lead Product Back-Up Hit before Pieris has exercised its Lead Product CoDev Option in accordance with Section 4.5.1.2 above, then Pieris shall have the opportunity to exercise the Lead Product CoDev Option after the [***] for the Lead Product Back-Up Hit and the procedure set out in Section 4.5.2 below shall apply to the exercise of the Lead Product CoDev Option

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(i.e., the timing and procedure for Option exercise shall be the same as for a CoDev Product, but such Product shall be treated as the Lead Product in all other respects).
4.5.1.4.    Concurrent with its exercise of the Lead Product CoDev Option, Pieris shall select the [***], the [***] Split Option or the [***] Cap Option as set forth in Section 4.4.1.2.
4.5.1.5.    Following exercise of the Lead Product CoDev Option and thereafter (unless Pieris exercises its Opt-Out Option under Section 4.6), Pieris shall be responsible for the applicable proportion of the Development Costs for the Lead Product as set out in the Lead Product Development Plan and shall receive the Developmental Milestone Payments set forth in Section 9.3.2 (in case Pieris selected the [***]) or in Section 9.3.3 (in case Pieris selected the [***] Split Option or the [***] Cap Option), the Sales Milestone Payments set forth in Section 9.5.2 (in case Pieris selected the [***]) or in Section 9.5.3 (in case Pieris selected the [***] Split Option or the [***] Cap Option) and the Gross Margin Payment as set forth in Section 9.6.1.2 (in case Pieris selected the [***]) or Product Royalties as set forth in Section 9.6.1.3 (in case Pieris selected the [***] Split Option) or in Section 9.6.5 (in case Pieris selected the [***] Cap Option) in connection with the Development and Commercialization of the Product.
4.5.1.6.    Should Pieris not exercise the Lead Product CoDev with respect to the Lead Product, then from the time of expiration of the Lead Product CoDev Option, AstraZeneca shall have sole responsibility for the continued, Research, Development and Manufacture of the Lead Product and AstraZeneca shall keep Pieris informed of the progress of such efforts under Section 4.8.3.
4.5.2.    CoDev Product CoDev Option.
4.5.2.1.    Pieris shall have the option to co-Develop each CoDev Product (the “CoDev Product CoDev Option”) after the [***] for the Product as set forth in this Section 4.5.2.
4.5.2.2.    Following the [***] for each CoDev Product and, if not already available, availability of an amended Collaboration Product Development Plan setting forth the activities and estimated budget of Development Costs determined by AstraZeneca in good faith based on its reasonable opinion using its experience of comparable products for Development of such Product through [***], AstraZeneca shall deliver a written notice to Pieris that it is eligible to exercise the CoDev Product CoDev Option with respect to such product and, thereafter, Pieris shall have [***] days to either exercise or decline to exercise the CoDev Product CoDev Option via notice made in writing to AstraZeneca.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.5.2.3.    Concurrent with its exercise of the CoDev Product CoDev Option, Pieris shall select either the [***], the [***] Split Option or the [***] Cap Option as set forth in Section 4.4.3.3.
4.5.2.4.    Following exercise of the CoDev Product CoDev Option and thereafter (unless Pieris excises its Opt-Out Option under Section 4.6), Pieris shall be responsible for the applicable proportion of the Development Costs as set out in the budget to the Collaboration Product Development Plan and shall receive the Developmental Milestone Payments set forth in Section 9.3.5 (in case Pieris selected the [***]) or in Section 9.3.6 (in case Pieris selected the [***] Split Option or the [***] Cap Option), the Sales Milestone Payments set forth in Section 9.5.5 (in case Pieris selected the [***]) or in Section 9.5.6 (in case Pieris selected the [***] Split Option or the [***] Cap Option) and the Gross Margin Payment set forth in Section 9.6.3 (in case Pieris selected the [***]) or Product Royalties as set forth in Section 9.6.4 (in case Pieris selected the [***] Split Option) or in Section 9.6.5 (in case Pieris selected the [***] Cap Option) in connection with the Development and Commercialization of the Product.
4.5.2.5.    In the event that Pieris does not exercise its CoDev Product CoDev Option with respect to such Product, then from the time of the expiration of the time to exercise the CoDev Product CoDev Option for such Product, it shall be converted to an AZ Dev Product under this Agreement.
4.6.    CoDev Option Modification. If Pieris exercises a CoDev Option with respect to the Lead Product or a CoDev Product, then Pieris shall be permitted to modify its selection of the [***] Split Option, or [***] Cap Option with respect to such Product until [***] days after [***] for such Product. Pieris shall only be permitted to modify its selection to choose either the [***] Split Option or the [***] Cap Option (i.e., in the event that Pieris initially selected the [***] Split or [***] Cap Option, it cannot subsequently select the [***] under this Section 4.6, nor can it select the [***] Cap Option or [***] Split Option if it initially selected the [***]). Pieris’ modification of such option shall be effective (and the applicable Product shall be treated accordingly) upon providing written notice to AstraZeneca with its modified selection.
4.7.    Pieris’ Opt-Out Option.
4.7.1.    In the event that Pieris exercises the Lead Product CoDev Option or either of the CoDev Product CoDev Options, it shall have the opportunity to discontinue co-Development funding for each such Product under the terms of this Section 4.6 (the “Opt-Out Option”).
4.7.2.    Pieris shall have the opportunity to exercise the Opt-Out Option for each applicable Product [***] following its exercise of the Lead Product CoDev Option or any CoDev Product CoDev Option but prior to [***] for such Product.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Pieris may exercise the Opt-Out Option by providing [***] days’ written notice during such time period to AstraZeneca (the “Opt-Out Option Notice”) provided that Pieris will continue to be responsible for its share of the Development Costs of [***] which had commenced prior to the date of the Opt‑Out Option Notice.
4.7.3.    In the event that Pieris exercises the Opt-Out Option:
4.7.3.1.    For the Lead Product. From the date of the Opt-Out Option Notice, the Lead Product will be treated as if Pieris had not exercised the Lead Product CoDev Option (including with respect to Developmental Milestone Payments, Sales Milestone Payments, and Product Royalties) except that [***] percent ([***]%) shall be [***] of the Product Royalties due for the Net Sales of the Lead Product [***] between exercising its Lead Product CoDev Option and the date of the end of Opt-Out Option Notice period together with any Development Costs incurred by Pieris for any [***] referred to in Section 4.7.2. After [***] the royalty rates shall [***].
4.7.3.2.    For a CoDev Product. From the date of the Opt-Out Option Notice, the CoDev Product will be treated as an AZ Dev Product (including with respect to Developmental Milestone Payments, Sales Milestone Payments, and Product Royalties) except that [***] percent ([***]%) shall be [***] of the Product Royalties due for the Net Sales of such Product [***] between exercising its CoDev Product CoDev Option and the date of the end of Opt-Out Option Notice period together with any Development Costs incurred by Pieris for any [***] referred to in Section 4.7.2. After [***] the royalty rates shall [***].
4.8.    Reporting; Development Records.
4.8.1.    Generally. Each Party shall provide to the other written reports regarding the progress and results of their activities under the Lead Product Development Plan and each Collaboration Product Development Plan through the JSC. Each Party shall (and shall cause its Affiliates, Sublicensees, subcontractors and consultants to) maintain complete and accurate records (in the form of technical notebooks and/or electronic files where appropriate) of all work conducted by it or on its behalf (including by its Affiliates, Sublicensees, subcontractors and consultants) under the Lead Product Development Plan and each Collaboration Product Development Plan. Such records, including any electronic files where such Data may also be contained, shall fully and properly reflect all work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party shall have the right to review and receive a copy of such records (including a copy of the databases) maintained by the other Party (including its Affiliates, Sublicensees, subcontractors and consultants) at reasonable times, but no more than twice in any one Calendar Year, and to obtain access to source documents to the extent needed for patent or regulatory purposes. The Parties may agree to set up an electronic data room, SharePoint or a relevant data base in

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order to manage the exchange of information of all on-going activities in a secure manner.
4.8.2.    Product that are not Co-Developed. For (i) all AZ Dev Products, after Lead Candidate stage and (ii) the Lead Product if Pieris does not exercise the Lead Product CoDev Option, or if Pieris opts-out of co‑Developing the Lead Product or a CoDev Product, the Parties shall no longer update the Lead Product Development Plan or Collaboration Development Plan for such Product, as applicable and AstraZeneca shall be entitled to develop its own plans.
4.8.3.    Annual Reporting. AstraZeneca shall update Pieris as to the status of the Development, Manufacture and Commercialization of each Product through a written annual report no later than [***] following the end of the Calendar Year outlining AstraZeneca’s efforts in connection with Development and Commercialization relating to each Product and informing Pieris of material events related to the Development of the Products to the extent such information is not already provided to Pieris through the JSC and/or CC because it is Co-Developing or Co-Commercializing the applicable Product. Such report shall provide a [***] summarizing the Research, Development, Manufacturing and Commercialization activities anticipated to be undertaken over the next [***] ([***]) [***] and would summarize the Development and Commercialization activities in the past Calendar Year. Such written report shall be in sufficient detail so as to enable Pieris to monitor AstraZeneca’s compliance with its diligence obligations under Section 8.1. Further, for each Product where Pieris does not have or has not exercised a CoDev Option, in case of a delay of more than [***] ([***]) months or decision by AstraZeneca not to [***] that was included in the [***] provided under this Section 4.8.3, then AstraZeneca shall explain such [***] to Pieris in writing within the annual report or in a teleconference or meeting with Pieris, which shall be scheduled within [***] of receipt of the annual report by Pieris.
4.9.    Subcontractors. Each Party will have the right to use its Affiliates or Third Parties to perform the Research and Development activities allocated to it under the Lead Product and Collaboration Product Development Plans; provided that: (a) such Party remains responsible for the work allocated to, and payment to, such subcontractors and consultants as it selects to the same extent it would if it had done such work itself; (b) the subcontractors and consultants undertake in writing obligations of confidentiality and non-use regarding Confidential Information that are at least as restrictive as those undertaken by the Parties pursuant to Section 11; and (c) such Party uses commercially reasonable efforts to Control all intellectual property developed by the subcontractors and consultants in the course of performing any such work under the applicable Development Plan that Covers the import, Manufacture, use, sale or offer for sale of the applicable Product, which includes, prior to commencing any such activities, having such subcontractor or consultant execute an agreement licensing or assigning, as applicable, any inventions and related Intellectual Property Rights to the Party by whom they are employed or for whom they are providing services (or its designated Affiliate).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.    REGULATORY
5.1.    Ownership. AstraZeneca will own all INDs, BLAs and related regulatory documentation submitted by it to any Regulatory Authority with respect to any Product Developed under this Agreement. Notwithstanding the foregoing, for the Lead Product, Pieris shall be the applicant for the first IND submitted and be the sponsor of the Phase 1 Study. Pieris shall be responsible as sponsor for carrying out the Phase 1 Study for the Lead Product in accordance with Applicable Law and the initial Lead Product Development Plan. Pieris shall keep AstraZeneca regularly informed with regard to the progress of such Phase 1 Study. Pieris shall not take any material step in relation to the Phase 1 Study that deviates from the Lead Product Development Plan without the prior written consent of AstraZeneca except as required to meet the requirements of Applicable Law or mandatory instructions of a Regulatory Authority made in accordance with Applicable Law and provided that Pieris will nonetheless consult with AstraZeneca before taking any such material step.
5.2.    Responsibility. Subject to Section 3.2.5, AstraZeneca will have final authority for all regulatory matters relating to any Product, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority; (ii) interfacing, corresponding and meeting with each Regulatory Authority; (iii) seeking and maintaining all regulatory filings; and (iv) maintaining and submitting all records required to be maintained or required to be submitted to any Regulatory Authority.
5.3.    Submissions. With respect to the Lead Product and each CoDev Product and only during such period as Pieris is co-Developing any such Product and during the period of time where Pieris has an unexpired CoDev Option with respect to such Product, AstraZeneca and Pieris will jointly prepare and approve and AstraZeneca shall file all filings and other submissions to Regulatory Authorities related to such Product in advance of submission of any such filings, provided that AstraZeneca shall have final decision making authority with respect to any such filings, provided that any submission to Regulatory Authorities for the first Phase 1 Study for the Lead Product (including the IND and any amendments thereto) shall be filed by Pieris. Should Pieris not exercise its CoDev Option or should it cease to co-Develop any Product, AstraZeneca shall thereafter be solely responsible for all filings and submissions relating to that Product.
5.4.    Communications.
5.4.1.    For the Lead and CoDev Products. With respect to the Lead Product and each CoDev Product, during such period as Pieris is co-Developing any such Product and during the period of time where Pieris has an unexpired CoDev Option with respect to such Product, the Parties shall jointly through the JSC or otherwise collaborate to prepare all communications with the Regulatory Authorities in connection with each such Product. AstraZeneca shall have final say in the event of disagreement between the Parties. For avoidance of doubt, during such period as Pieris is co-Developing any such Product and during the period where Pieris has an unexpired CoDev Option with respect to such Product, both Parties shall have access

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to and both Parties shall make available to the other Party all communications to and from any Regulatory Authority related to the Lead and each CoDev Product. Prior to any communication or submission to a Regulatory Authority during such period and related to such Product, the Party preparing such communication or submission shall consider in good faith the comments of the other Party. In the event of disagreement, AstraZeneca shall have final decision making authority with regard to any such communication or submission.
5.4.2.    Material Communications.
5.4.2.1.    Within [***] ([***]) [***] after receipt of any Material Communication from a Regulatory Authority with respect to any Product, AstraZeneca will provide Pieris, through its Alliance Manager, with a brief written description of the principal issues raised in such Material Communication and, upon such Pieris’ request, AstraZeneca will also provide complete copies of such correspondence within a reasonable period of time following such request. AstraZeneca will allow Pieris a reasonable opportunity to review and comment on any proposed response (and Pieris shall respond within [***] ([***]) [***] of receiving such proposed response from AstraZeneca) to such Material Communications in advance of the transmission of such response, and will reasonably consider all comments timely provided in connection therewith, provided that AstraZeneca shall have final say.
5.4.2.2.    Within [***] ([***]) [***] (or a shorter timeframe if reasonably requested by Pieris in order to comply with Applicable Law or Regulatory Authority requirements) after receipt of any Material Communications from a Regulatory Authority related to a Clinical Study hold or potential Clinical Study hold for safety reasons or for a potential withdrawal from the market for a safety issue or a report of a serious safety finding by a Regulatory Authority for any Product, AstraZeneca will provide Pieris, through its Alliance Manager, with a brief written description of the principal issues raised in such Material Communication.
5.4.2.3.    To the extent necessary for either Party to comply with Applicable Law or Regulatory Authority requirements, the Parties shall negotiate in good faith and enter into a safety data exchange agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.5.    Meetings. AstraZeneca shall provide Pieris with reasonable advance notice of all formal meetings and teleconferences with Regulatory Authorities in the United States and European Union pertaining to the Lead Product or any CoDev Product that is being co-Developed by Pieris or for any such Product where Pieris has an unexpired CoDev Option, or with as much advance notice as practicable under the circumstances. AstraZeneca shall use reasonable efforts, to permit Pieris to have, at Pieris’ expense, mutually acceptable representatives attend as observers, such formal meetings and teleconferences with Regulatory Authorities pertaining to such Products provided, however, that AstraZeneca not be obligated to change or re-schedule any such meeting in order to accommodate the schedule of Pieris’ representatives and Pieris shall not be entitled to attend such meetings if attendance would be contrary to Applicable Law. This Section 5.5 shall apply to Pieris mutatis mutandis with respect to formal meetings and teleconferences with Regulatory Authorities in the United States and European Union pertaining to the Lead Product through the Phase 1 Study for such Product.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.    MANUFACTURE AND SUPPLY
6.1.    Generally. The Lead Product Development Plan and each Collaboration Product Development Plan shall include details regarding Manufacture of the supply of each Product, as applicable including budget, until Marketing Approval of such Product. For avoidance, of doubt, Pieris shall not be allocated responsibility for any Manufacturing activities without its express consent.
6.2.    Lead Product; Immediate Needs for Development Purposes. Pieris shall use reasonable efforts to cause its Third Party CMOs (including, if necessary, by enforcing its contract with the CMOs), to Manufacture and supply all of the clinical supply requirements for the Lead Product for clinical use and Development activities (including CMC activities) until the Parties develop a strategy for continued Manufacture and supply of the Lead Product for continued Development of such Product as part of the Lead Product Development Plan, subject to the decision making provisions of Section 3.2.5. Pieris shall provide to AstraZeneca copies of all drafts of any such agreement which Pieris proposes to exercise with any such CMO and shall allow AstraZeneca to comment on such drafts and shall take into consideration such comments. Pieris will not execute any such agreement after the Execution Date without first obtaining the written consent of AstraZeneca. Pieris confirms to AstraZeneca that the only CMO agreements related to the Manufacture and clinical supply requirements of the Lead Product executed before the Execution Date are the agreements with [***]. For avoidance of doubt, Pieris shall not be liable for any delay or failure by the CMOs to Manufacture and supply all of the clinical supply requirements provided that Pieris has complied with the first sentence of this Section 6.2. Until and unless Pieris exercises its Lead Product CoDev Option, the cost of Manufacturing the Lead Product [***] shall be paid for by AstraZeneca consistent with the Lead Product Development Plan. Pieris shall use reasonable efforts to cause its CMOs to enter into three-way quality agreements for Manufacturing and supply of the Lead Product with AstraZeneca.
6.3.    CoDev Products. On CoDev Product-by-CoDev Product basis, if Pieris has exercised the applicable CoDev Option or if Pieris has an unexpired CoDev Option with respect to such Product, the Parties shall discuss in good faith and mutually agree on the supply of such Product for the conduct of any Clinical Study prior to commercial scale Manufacturing, and Manufacturing and supply activities shall be set forth in the applicable Collaboration Product Development Plan.
6.4.    AZ Dev Products. Subject to the information sharing provisions of Section 4.8.3, AstraZeneca shall have sole responsibility for the Manufacture and supply of the AZ Dev Products. For avoidance of doubt, AstraZeneca shall have sole responsibility for the generation of the cell line(s) necessary or useful for the Manufacture of each AZ Dev Product.
6.5.    Commercial Scale Manufacturing. Subject to the co-Commercialization provisions of Section 7.1 and the information sharing provisions of Section 4.8, AstraZeneca shall have sole responsibility for the commercial supply of each Product.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.6.    Future Contract Manufacturer Use. If AstraZeneca is to enter into any Manufacturing contract with a Third Party contract manufacturing organization for the supply of the Lead Product or any CoDev Product and Pieris has exercised an [***] with respect to such Product and has not opted out, then Pieris shall have the right to review and comment prior to execution of such contract, and AstraZeneca shall consider in good faith any comments provided by Pieris. AstraZeneca shall be entitled to remove from the contract any information which relates to a product which is not the Lead Product or a CoDev Product (for example because AstraZeneca is intending to use the Third Party to manufacture a range of AstraZeneca products).
6.7.    Lead Product Technology Transfer. If the applicable Lead Product Development Plan includes a technology transfer of Manufacturing process(es) owned or Controlled by Pieris, and in Pieris’ or its CMOs’ possession for the Lead Product to AstraZeneca or its Third Party subcontractor, Pieris shall use reasonable efforts to conduct such technology transfer as set forth in the Lead Product Development Plan, including by providing copies or samples of relevant documentation, materials and other embodiments of the relevant Know-How, and by making available its qualified technical personnel on a reasonable basis to consult with AstraZeneca with respect to such Know-How. For the first technology transfer (if any) occurring prior to expiration of the time for Pieris to exercise the Lead Product CoDev Option: (i) [***] shall bear the costs of such technology transfer conducted under this Section 6.7 if it is to [***], excluding [***], or (ii) [***] shall bear the costs of such technology transfer conducted under this Section 6.7 if it is to [***], excluding any [***] incurred in connection with any such transfer. For the avoidance of doubt, during any period where Pieris is sharing Development Costs, any such costs meeting the definition of Development Costs shall be shared in the applicable proportion.
6.8.    Lead Product Cell Line License and Other Cell Line Licenses.
6.8.1.    For the Lead Product, the Parties acknowledge that the Manufacture of such Product is subject to the Lead Product Cell Line License. [***] shall pay the [***] due under the Lead Product Cell Line License. AstraZeneca agrees to comply with the terms and conditions of the Lead Product Cell Line License in connection with the Development, Manufacturing and Commercialization of the Lead Product as a sublicensee/Pieris Product Licensee under such License and to provide reasonable assistance and information to Pieris to ensure that Pieris complies with such License.
6.8.2.    For CoDev Products, where Pieris has exercised a CoDev Option and has not opted-out of Co-Development, the costs associated with the use of any cell line that is used for the Manufacture of such CoDev Product (e.g., any milestone or royalty obligations payable to a Third Party in connection with the use of such cell line) may be included in Development Costs to be shared by the Parties in the appropriate proportion during the applicable co-Development periods. Following First Commercial Sale of a CoDev Product, any such costs will be deducted from Net Sales for the applicable CoDev Product.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.8.3.     For avoidance of doubt, for all Products other than the Lead Product, where Pieris does not have or does not excise a CoDev Option, AstraZeneca shall be responsible for any payments or royalties due in connection with the cell line used to Manufacture such Product and such royalties shall not be deducted from the Product Royalties to which Pieris is entitled for the Commercialization of such Products.
6.8.4.     Each Party shall comply with the terms of the Lead Product Cell Line License and shall notify the other Party immediately if they become aware of any dispute under such agreement.
7.    COMMERCIALIZATION
7.1.    Pieris’ Co-Commercialization Option.
7.1.1.    Co-Commercialization Option. AstraZeneca hereby grants to Pieris an Option to co-Commercialize each Product for which it has a CoDev Option (i.e., the Lead Product and each Product designated as a CoDev Product prior to [***], regardless of whether [***]) in the United States (the “Co-Commercialization Option”). Pieris shall exercise such an option as follows:
7.1.1.1.    Upon Initiation of the [***] for such Product, AstraZeneca shall provide written notice to Pieris that it may exercise the Co-Commercialization Option with respect to such Product. Pieris shall be entitled to exercise such Co-Commercialization Option at any time within [***] ([***]) months of the date of such notice by providing written notice to AstraZeneca.
7.1.1.2.    Within [***] ([***]) [***] of Pieris’ exercise of the Co-Commercialization Option, AstraZeneca shall provide to Pieris a draft Commercialization plan setting forth a detailed plan of the Commercialization efforts to be undertaken with respect to the Product in the United States including the number of sales representatives required for such efforts (“Draft Commercialization Plan”), any training required for such representatives, and the period of time prior to anticipated First Commercial Sale of the Product in the United States that such representatives must be trained. The Draft Commercialization Plan will become the basis for allocation of Pieris’ Commercialization responsibilities under the Co-Commercialization Agreement and Co-Commercialization Plan as set forth in Section 7.2.2.1.
7.1.2.    In the event that Pieris exercises the Co-Commercialization Option, the provisions of Section 7.2.2 shall apply to such Product.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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7.2.    Commercialization Responsibilities
7.2.1.    Products that are not Co-Commercialized. For any Product where Pieris has not exercised a Co-Commercialization Option, AstraZeneca shall be solely responsible for and have sole control over all aspects of the Commercialization of such Products in every country of the world, including planning and implementation, distribution, booking of sales, pricing, reimbursement and costs. AstraZeneca shall remain subject to the reporting requirements under Section 4.8 with respect to such Products.
7.2.2.    Co-Commercialized Products. For any Product where Pieris has exercised its Co-Commercialization Option, the following provisions shall apply to such Product:
7.2.2.1.    No later than [***] ([***]) months prior to the anticipated First Commercial Sale of the first Product for which Pieris has exercised its Co-Commercialization Option or within [***] ([***]) days of Pieris' exercise of the Co-Commercialization Option (whichever is later), the Parties shall negotiate in good faith an agreement to define the Parties’ responsibilities with respect to Commercialization (a “Co-Commercialization Agreement”). Appended to the Co-Commercialization Agreement shall be an initial plan setting forth the specific strategy for Commercialization of the Product (“Commercialization Plan”). The Co-Commercialization Agreement shall include:
(a)    A commercialization committee that shall include membership from Pieris and AstraZeneca responsible for oversight of commercialization activities in the United States (the “Commercialization Committee” or “CC”). For each applicable Product, the CC shall be responsible for considering (i) the overall Commercialization strategy including updates to the Commercialization Plan as may be required from time to time; (ii) the branding strategy (including global positioning, promotional messages, colors and other visual branding elements); (iii) creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating for use in the United States; (iv) review of the marketing and sales performance of the Product and decision-making regarding the number of sales representatives required for Commercialization of the Product in the United States.
(b)    The CC shall have no decision making power and AstraZeneca shall have final decision-making authority regarding all issues related to Commercialization of the applicable Product including the topics recited in Section 7.2.2.1(a).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)    A provision for Pieris to provide [***] percent ([***]%)—unless the Parties otherwise mutually agree—of the required sales representatives necessary to Commercialize the Product in the United States under the applicable Commercialization Plan for as long as such Product is Commercialized.
(d)    A requirement that Pieris establish and maintain an appropriately sized and qualified set of sales representatives in accordance with the timelines and training requirements set forth in the Draft Commercialization Plan or Commercialization Plan, as applicable.
(e)    An appropriate mechanism for measuring [***] of [***].
(f)    An obligation on AstraZeneca to [***] in promoting the Product [***] ([***]).
7.2.2.2.    For subsequent Products where Pieris exercises a Co-Commercialization Option, a separate Commercialization Plan shall be prepared for such Product and a separate Co-Commercialization Agreement shall be made for such Product no later than [***] ([***]) months prior to the anticipated First Commercial Sale of such Product and such Product shall be subject to the terms and conditions of the same Co-Commercialization Agreement.
8.    DILIGENCE & NON-COMPETE
8.1.    Diligence Requirements.
8.1.1.    Pieris and AstraZeneca. Pieris and AstraZeneca shall use Commercially Reasonable Efforts to perform their respective activities contemplated by this Agreement, as may be agreed upon in any subsequent written agreements with respect to the subject matter hereof, including but not limited to any activities under the then-current Lead Product Development Plan, each Collaboration Product Development Plan and any other plans or tasks approved by the JSC.
8.1.2.    AstraZeneca. AstraZeneca shall use Commercially Reasonable Efforts to Develop, Manufacture and Commercialize each Product in the Field in the Major Market Countries.
8.1.3.    Pieris. In the event that Pieris exercises its Co-Commercialization Option for a Product under Section 7.1, it shall use Commercially Reasonable Efforts to undertake its obligations under the applicable Co-Commercialization Agreement.
8.2.    Non-Compete.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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8.2.1.    Generally. During the Term and with respect to each Product, each Party and its Affiliates covenants not to Research, Develop, Manufacture or Commercialize, itself or with a Third Party, any Competing Product in the Field until the First Commercial Sale of the applicable corresponding Product worldwide except as permitted under this Agreement, including Pieris’ ability to undertake activities with respect to the [***] in the [***] Grant-Back Field as provided in Section 2.6.
8.2.2.    Post First Commercial Sale Activities. Notwithstanding Section 8.2.1, but subject to Section 8.2.3.6, following the First Commercial Sale of a Product, each Party shall be permitted to Research, Develop and Manufacture and Commercialize a corresponding Competing Product.
8.2.3.    AstraZeneca Activities.
8.2.3.1.    Generally. Notwithstanding Section 8.2.1 but subject to the limitations of this Section 8.2.3, AstraZeneca shall be permitted to: (i) [***] or [***] of any [***] where [***] was [***] and [***] to [***]; (ii) [***] so long as [***] does [***] in any way [***]; or (iii) [***] or [***] related to [***] that is [***] in order to [***] or [***].
8.2.3.2.    In the case of the Research, Development or Manufacture of any [***] under Section 8.2.3.1, Research, Development or Manufacture may not proceed beyond [***].
8.2.3.3.    Notwithstanding Section 8.2.3.1, if a Phase 3 Study has been Initiated for a Product, then AstraZeneca shall be permitted to [***] for a [***] that [***] to the [***]. Research, Development or Manufacture of [***], however, may not proceed beyond [***], subject to Section 8.2.3.6.
8.2.3.4.    All Competing Products Researched, Developed or Manufactured by AstraZeneca under this Section 8.2.3 shall [***] IP.
8.2.3.5.    For purposes of this Section 8.2.3, “[***] of [***]” means [***] of [***] or [***]. For example, if [***] is in [***], then [***] to such [***] must be in the [***] and no [***]. If a [***] but a [***] has not been [***] for such [***], then no [***] may be [***] for such [***] until a [***] is [***] for the [***] to such [***].
8.2.3.6.    [***]. During the Term and with respect to each Product that has entered clinical Development, AstraZeneca hereby covenants not to initiate a Clinical Study with [***] against the same Target (including the primary receptor(s) and/or primary ligand(s) of such Target (as applicable) as included on the Reservation List) to which such Product is directed. In case AstraZeneca initiates a Clinical Study with a [***] against the same Target as a Product before such Product has entered clinical Development, then AstraZeneca shall notify Pieris in writing (“[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Notice”) and Pieris shall be entitled to terminate this Agreement with respect to such Product by notice in writing to AstraZeneca within [***] ([***]) [***] of the date of the [***] Notice with the consequences set out in Section 14.3.1.
8.2.3.7.    Pieris Opt-In Right for Competing Products. No earlier than [***] ([***]) days prior to the expected First Commercial Sale of a Product (the “Existing Product”) in the United States but no later than the actual date of First Commercial Sale of such Product in the United States, AstraZeneca (including its Affiliates) will notify Pieris of any Competing Product (regardless of the stage of Development) with respect to the Existing Product and provide a non-confidential summary of any such related Competing Product(s) in its pipeline as such time (the “Program Notice”).  If Pieris desires to evaluate such Competing Product, then Pieris will notify AstraZeneca within [***] ([***]) days of its receipt of the Program Notice (the “Evaluation Notice”).  Promptly after AstraZeneca’s receipt of such Evaluation Notice, AstraZeneca will provide Pieris with a confidential data package relating to the related Competing Product(s) including all material pre-clinical, clinical, and Manufacturing data as well as the proposed Development plan and budget (such budget to include all Development Costs) up to [***] (as well as such other information that Pieris may reasonably request), which data package will be deemed to be Confidential Information of AstraZeneca under this Agreement (and Pieris shall be entitled to use such Confidential Information solely for the purpose of evaluating whether to include such Competing Product in the Agreement).  AstraZeneca shall also respond to any of Pieris’ reasonable inquiries regarding such related Competing Products during the Evaluation Period. Within [***] days of its receipt of such confidential data package (the “Evaluation Period”), Pieris will notify AstraZeneca of its election to (i) include the Competing Product in the Agreement and share the Development Costs (including Development Costs incurred by AstraZeneca from [***] (1) with AstraZeneca on an [***] split basis (the “[***]”), (2) on a [***] percent ([***]%)-[***] percent ([***]%) basis, with Pieris contributing [***] percent ([***]%) of the Development Costs (the “[***] Split Option”), or (3) in the alternative, should the total budget of Development Costs up to [***] provided by AstraZeneca under this Section 8.2.3.7 exceed [***] Dollars ($[***]), then Pieris may elect to contribute [***] of the Development Costs associated with the Continued Development and Manufacture of the related Competing Product up to a cap of [***] Dollars ($[***]) (the “[***] Cap Option”) or (ii) decline to include the Competing Product(s) in the Agreement. If Pieris agrees in writing to include such Competing Product in the Agreement, then (a) the Competing Product will be included [***] and Pieris will elect the [***], [***] Split Option or [***] Cap Option; (b) such Competing Product will be deemed to be a Product hereunder; (c) the JDC will develop a Development Plan and budget for such Competing Product, for review and

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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approval by the JSC; and (d)  the Parties will enter into an amendment or supplement to this Agreement to the extent necessary to specify such other changes, modifications and assignments as are reasonably necessary to effectuate the addition of such Competing Product to the collaboration consistent with this Section 8.2.3.7.  If Pieris declines to include such Competing Product in the Agreement, then (i) from and after the date of such election, the non-compete obligations of AstraZeneca set forth in this Section 8.2 will no longer apply with respect to such Competing Product, and (ii) Pieris shall destroy the confidential data package of the Competing provided to it by AstraZeneca (provided, that Pieris shall be entitled to retain one (1) copy of such information for its record-keeping purposes). Furthermore, should AstraZeneca or its Affiliates acquire or in-license a [***] Competing Product (which was not in AstraZeneca’s pipeline at the time of the First Commercial Sale of the Existing Product) (A) within [***] ([***]) years of the First Commercial Sale of the Product if a [***] of the Competing Product has been Initiated at the time of in-licensing or acquisition, (B) within [***] ([***]) years of the First Commercial Sale of the Product if a [***] of the Competing Product has been Initiated at the time of in-licensing or acquisition, or (C) within [***] ([***]) years of the First Commercial Sale of the Product if a [***] the Competing Product at the time of in-licensing or acquisition, then AstraZeneca shall offer to Pieris to include such Competing Product in the Agreements under the same terms and evaluation timelines as set forth above in this Section 8.2.3.7. For avoidance of doubt, in each of the foregoing cases (clauses (A)-(C) above), the terms of such election shall be governed by the process set forth above with AstraZeneca providing the Program Notice within [***] days of the acquisition or in-license of such Competing Product.
8.2.3.8.    If AstraZeneca is in material breach of this Section 8.2 with respect to a Product, then Pieris shall have the right to terminate this Agreement with respect to such Product with the consequences set out in Sections 14.3.1.
8.2.4.    Effect of Acquisition. Notwithstanding Sections 8.2.1–8.2.3, each Party acknowledges that the other Party (the “Concerned Party”) may be acquired by or merge with a Third Party or acquire a Third Party during the Term of this Agreement (such transaction, an “Acquisition Transaction”, and such Third Party, the “Acquiror” or “Acquiree”). In such event, if the Acquiror or Acquiree (or a Third Party that is an Affiliate of such Acquiror or Acquiree prior to and following the date of such Acquisition Transaction) was Researching, Developing, Manufacturing or Commercializing one or more Competing Product(s) prior to the closing of such Acquisition Transaction (each an “Acquired Competing Product”), subject to the Concerned Party’s compliance with this Section 8.2.4, such Concerned Party shall be deemed not to be in breach of Sections 8.2.1–8.2.3:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.2.4.1.    If the Concerned Party is AstraZeneca, and the Acquired Competing Product is [***] at the date of completion of such acquisition then the provisions of Section 8.2.3 shall apply. If the Acquired Competing Product is [***] at the date of completion of such acquisition, then AstraZeneca (or the Acquiror) shall make one of the following elections within [***] days of the close of the Acquisition Transaction:
(a)    discontinue the Product corresponding to the Acquired Competing Product by terminating this Agreement for convenience with respect to such Product, pursuant to Section 14.2.3;
(b)    Divest to a Third Party or discontinue the Acquired Competing Product within [***] ([***]) months after the closing date of the Acquisition Transaction; or
(c)    contribute the Acquired Competing Product to the collaboration with Pieris at terms mutually acceptable to both Parties. For clarity, should Pieris and AstraZeneca not agree on such terms, then AstraZeneca has to elect either option (a) or (b) above.
8.2.4.2.    If the Concerned Party is Pieris and Pieris has been acquired by a Third Party, then Pieris (or the Acquiror) shall make one of the following elections within [***] of the close of the Acquisition Transaction:
(a)    Divest to a Third Party or discontinue the Acquired Competing Product within [***] ([***]) months after the closing date of the Acquisition Transaction;
(b)    if the Product corresponding to the Acquired Competing Product has not reached [***] and (i) AstraZeneca requests Pieris to complete Development through that stage, then Pieris shall complete such Development and AstraZeneca shall take over further Development and Commercialization efforts for such Product alone under the terms and conditions of this Agreement (i.e., if Pieris would have had a CoDev Option or Co-Commercialization Option with respect to such Product, it shall no longer have such Options) or, (ii) otherwise, further development of the Product will be terminated and in the case of both (i) and (ii) the Pieris Acquiror or Acquiree shall be subject to no further restrictions with respect to the Acquired Competing Product and may Develop, Manufacture and Commercialize such Competing Product provided that Pieris and its Affiliates shall not use and shall not permit the Acquiror or Acquiree to use the Intellectual Property Rights granted to AstraZeneca under this Agreement or the Platform Agreement in relation to such activities;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)    if the Product corresponding to the Acquired Competing Product has reached [***] and Pieris does not have or has not yet exercised a CoDev Option and Co-Commercialization Option for such Product, then no changes are required except that Pieris would lose any CoDev Option and Co-Commercialization Option for such Product (if any) and the Pieris Acquiror or Acquiree shall be subject to no further restrictions with respect to the Acquired Competing Product and may Develop, Manufacture and Commercialize such Acquired Competing Product provided that Pieris and its Affiliates shall not use and shall not permit the Acquiror or Acquiree to use the Intellectual Property Rights granted to AstraZeneca under this Agreement or the Platform Agreement in relation to such activities;
(d)    if the Product corresponding to the Acquired Competing Product is one where Pieris has exercised a CoDev Option, then Pieris shall [***] shall apply with respect to future payments due; or
(e)    contribute the Acquired Competing Product to the collaboration with AstraZeneca at terms mutually acceptable to both Parties. For clarity, should Pieris and AstraZeneca not agree on such terms then Pieris has to elect one of options 8.2.4.2(a), (b), (c) or (d).
8.2.4.3.    If the Concerned Party is Pieris and Pieris has acquired the Third Party, then within [***] ([***]) [***] of the close of the Acquisition Transaction Pieris shall offer to contribute the Acquired Competing Product to the collaboration with AstraZeneca at terms mutually acceptable to the Parties. If the Parties are unable to agree on the terms of such transaction then Pieris shall elect one of Section 8.2.4.2(a), (b), (c) or (d) above.
8.2.4.4.    The term “Divest” means, with respect to an Acquired Competing Product, the sale, exclusive (even with respect to the Concerned Party and its Affiliates) license, or other delegation, assignment or transfer by a Party or its Affiliates of all of their respective Development and Commercialization rights or obligations with respect to such compound or product to a Third Party without the retention or reservation of any commercialization interest or participation rights (other than solely an economic interest or the right to enforce customary terms and conditions contained in the relevant agreements effectuating such divestiture, including rights of access and review in connection therewith).
9.    PAYMENTS
9.1.    Lead Product Up-Front License Fee. In partial consideration for the license and rights granted to AstraZeneca herein related to Lead Product, AstraZeneca will pay to

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Pieris within [***] ([***]) days of receipt of an invoice from Pieris after the Effective Date, a one-time payment of [***] Dollars ($[***]). Such payment will be non-refundable, non-creditable and not subject to set-off.
9.2.    Collaboration Product Access Fee. In partial consideration for the licenses and rights granted to AstraZeneca herein related to the Collaboration Products, AstraZeneca will pay to Pieris within [***] ([***]) days of receipt of an invoice from Pieris after the Effective Date, a one-time payment of [***] Dollars ($[***]). Such payment will be non-refundable, non-creditable and not subject to set-off.
9.3.    Developmental Milestone Payments. On a Product-by-Product basis, AstraZeneca will make one-time milestone payments to Pieris (each, a “Developmental Milestone Payment”) upon the first achievement of the development and regulatory milestone events set forth in this Section 9.3 (each, a “Developmental Milestone Event”) with respect to the Lead Product, each CoDev Product, and each AZ Dev Product, as applicable. Such Developmental Milestone Payments shall be made within [***] days of achievement of the corresponding Developmental Milestone Event.
9.3.1.    Lead Product (No Co-Development) Developmental Milestone Payments. AstraZeneca shall make each of the Developmental Milestone Payments to Pieris set forth in this Section 9.3.1 at the occurrence of each corresponding Developmental Milestone Event in connection with the Lead Product, unless and until Pieris exercises the Lead Product CoDev Option.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Developmental Milestone Event	Lead Product (no co-development) [***]	Lead Product (no co-development) [***]	Lead Product (no co-development) [***]
Phase 1 Study Initiation:	[***]	[***]	[***]
Phase 2a Study Initiation:	[***]	[***]	[***]
Phase 2b Study Initiation:	[***]	[***]	[***]
Phase 3 Study Initiation:	[***]	[***]	[***]
Upon BLA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Total	[***] Dollars ($[***])	[***] Dollars ($[***])	[***] Dollars ($[***])

9.3.2.    Lead Product ([***] Co-Development) Developmental Milestone Payments. AstraZeneca shall make each of the Developmental Milestone Payments to Pieris set forth in this Section 9.3.2 at the occurrence of each corresponding Developmental Milestone Event in connection with the Lead Product beginning at the time where Pieris exercises the Lead Product CoDev Option and the [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Developmental Milestone Event	Lead Product ([***]) [***]	Lead Product ([***]) [***]	Lead Product ([***]) [***]
Phase 1 Study Initiation:	[***]	[***]	[***]
Phase 2a Study Initiation:	[***]	[***]	[***]
Phase 2b Study Initiation:	[***]	[***]	[***]
Phase 3 Study Initiation:	[***]	[***]	[***]
Upon BLA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Total	[***] Dollars ($[***])	[***] Dollars ($4[***])	[***] Dollars ($[***])

9.3.3.    Lead Product ([***] Split Option or [***] Cap Option Co-Development) Developmental Milestone Payments. AstraZeneca shall make each of the Developmental Milestone Payments to Pieris set forth in this Section 9.3.3 at the occurrence of each corresponding Developmental Milestone Event in connection with the Lead Product beginning at the time where Pieris exercises the Lead Product CoDev Option and the [***] Split Option or [***] Cap Option.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Developmental Milestone Event	Lead Product ([***] Split or Cap Option) [***]	Lead Product ([***] Split or Cap Option) [***]	Lead Product ([***] Split or Cap Option) [***]
Phase 1 Study Initiation:	[***]	[***]	[***]
Phase 2a Study Initiation:	[***]	[***]	[***]
Phase 2b Study Initiation:	[***]	[***]	[***]
Phase 3 Study Initiation:	[***]	[***]	[***]
Upon BLA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Total	[***] Dollars ($[***])	[***] Dollars ($[***])	[***] Dollars ($[***])
9.3.4.    AZ Dev Product Developmental Milestone Payments. AstraZeneca shall make each of the Developmental Milestone Payments to Pieris set forth in this Section 9.3.4 at the occurrence of each corresponding Developmental Milestone Event in connection with each AZ Dev Product or in connection with a CoDev Product where Pieris does not exercise its CoDev Option with respect to such Product (or if and at the time it later opts-out of co-Development). For avoidance of doubt, with respect to the [***] Developmental Milestone Payment, if Pieris does not exercise its CoDev Option with respect to a CoDev Product then the [***] Developmental Milestone Payment amount set forth in this Section 9.3.4 shall be due.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Developmental Milestone Event	AZ Dev Product [***]	AZ Dev Product [***]	AZ Dev Product [***]
[***]	[***]	[***]	[***]
Phase 1 Study Initiation:	[***]	[***]	[***]
Phase 2a Study Initiation:	[***]	[***]	[***]
Phase 2b Study Initiation:	[***]	[***]	[***]
Phase 3 Study Initiation:	[***]	[***]	[***]
Upon BLA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Total	[***] Dollars ($[***])	[***] Dollars ($[***])	[***] Dollars ($[***])

9.3.5.    CoDev Product ([***] Co-Development) Developmental Milestone Payments. AstraZeneca shall make each of the Developmental Milestone Payments to Pieris set forth in this Section 9.3.5 at the occurrence of each corresponding Developmental Milestone Event in connection with each CoDev Product where Pieris exercises the [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Developmental Milestone Event	CoDev Product ([***]) [***]	CoDev Product ([***]) [***]	CoDev Product ([***]) [***]
[***]	[***]	[***]	[***]
Phase 1 Study Initiation:	[***]	[***]	[***]
Phase 2a Study Initiation:	[***]	[***]	[***]
Phase 2b Study Initiation:	[***]	[***]	[***]
Phase 3 Study Initiation:	[***]	[***]	[***]
Upon BLA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Total	[***] Dollars ($[***])	[***] Dollars ($[***])	[***] Dollars ($[***])

9.3.6.    CoDev Product ([***] Split Option or [***] Cap Option Co-Development) Developmental Milestone Payments. AstraZeneca shall make each of the Developmental Milestone Payments to Pieris set forth in this Section 9.3.6 at the occurrence of each corresponding Developmental Milestone Event in connection with each CoDev Product where Pieris exercises the [***] Split Option or [***] Cap Option.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Developmental Milestone Event	CoDev Product ([***] Split or Cap Option) [***]	CoDev Product ([***] Split or Cap Option) [***]	CoDev Product ([***] Split or Cap Option) [***]
[***]	[***]	[***]	[***]
Phase 1 Study Initiation:	[***]	[***]	[***]
Phase 2a Study Initiation:	[***]	[***]	[***]
Phase 2b Study Initiation:	[***]	[***]	[***]
Phase 3 Study Initiation:	[***]	[***]	[***]
Upon BLA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon MAA filing in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Upon the First Commercial Sale in [***]:	[***]	[***]	[***]
Total	[***] Dollars ($[***])	[***] Dollars ($[***])	[***] Dollars ($[***])
9.4.    Additional Developmental Milestone Payment Terms.
9.4.1.    Skipped Developmental Milestone Events and Payments. If any of the above Developmental Milestone Events are skipped (i.e. a later Developmental Milestone Payment is payable before an earlier Developmental Milestone Payment), or if Marketing Approval is achieved in any jurisdiction with respect to a Product without all of the preceding milestone payments applicable to such Product having been achieved, then the skipped Developmental Milestone Event will be deemed to have been achieved upon the achievement of the subsequent milestone or upon Marketing Approval and the corresponding Developmental Milestone Payment(s) shall then become due, as applicable. For avoidance of doubt, this Section 9.3.6 also applies to the Candidate Drug Investment Decision and the Candidate Drug

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Investment Decision milestone payment shall be due in full (even if a Product does not meet the Candidate Drug criteria set forth in the applicable Development Plan) if AstraZeneca decides to select such Product for Candidate Drug Investment Decision.
9.4.2.    Satisfaction of Technical Candidate Drug Criteria Without [***]. For each Collaboration Product, in the event that such Product meets the Technical Candidate Drug Criteria established in accordance with Section 3.2.5.2(c)(iii) and included in the Collaboration Product Development Plan but AstraZeneca nonetheless determines not to select such Product for [***], then the [***] milestone shall be due and payable to Pieris but shall be [***] Dollars ($[***]). AstraZeneca’s decision not to select such Product (i.e., either the Lead Candidate or any Back-Up Hit of such Product) meeting the Technical Candidate Drug Criteria for [***] within [***] ([***]) months after the Lead Candidate or any Back-Up Hit of such Product first met such Technical Candidate Drug Criteria, shall be deemed a termination of such Product by AstraZeneca for convenience under Section 14.2.3. If within such [***] ([***]) month period AstraZeneca does make a [***] with respect to the Product (i.e., either the Lead Candidate or any Back-Up Hit of such Product), AstraZeneca shall pay the applicable [***] milestone less [***] Dollars ($[***]) already paid pursuant to the first sentence of this Section 9.4.2. For avoidance of doubt, however, AstraZeneca must at all times continue to use Commercially Reasonable Efforts to Develop such Product. By way of example and for clarity, if AstraZeneca initially chooses not to make a [***] in order to generate more data regarding the Product and to reconsider, then the initial decision shall not be deemed a termination for convenience.
9.4.3.    EU Milestones. The “MAA filing in the EU” milestone shall be deemed met with respect to each Product when AstraZeneca files an MAA with the EMA or when it files an MAA with any country of the European Union. The “First Commercial Sale in the EU” shall be deemed upon the First Commercial Sale of each Product in the European Union.
9.5.    Sales Related Milestone Payments. As partial consideration for the rights granted hereunder regarding each Product, AstraZeneca shall make, on a Product-by-Product basis, the non-refundable, non-creditable, one-time payments (the “Sales Milestone Payments”) to Pieris based upon achievement upon the first achievement of the following Calendar Year cumulative Net Sales of each Product (the “Sales Milestone Event”) as set forth below within [***] days of the end of the Calendar Year where such Sales Milestone Event is achieved.
9.5.1.    Lead Product Sales Related Milestone Payments (without Lead Product CoDev Option Exercise). AstraZeneca shall make the Sales Milestone Payments listed below at the occurrence of each Sales Milestone Event for the Lead Product if Pieris did not exercise the Lead Product CoDev Option.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Sales Milestone Event	Sales Milestone Payment
The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year	[***] Dollars ($[***])

9.5.2.    Lead Product Sales Related Milestone Payments (with Lead Product CoDev Option and [***] Exercise). AstraZeneca shall make the Sales Milestone Payments listed below at the occurrence of each Sales Milestone Event for the Lead Product where Pieris has exercised the Lead Product CoDev Option and [***].

Sales Milestone Event	Sales Milestone Payment
The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year	[***] Dollars ($[***])

9.5.3.    Lead Product Sales Related Milestone Payments (with Lead Product CoDev Option and [***] Split Option or [***] Cap Option Exercise). AstraZeneca shall make the Sales Milestone Payments listed below at the occurrence of each Sales Milestone Event for the Lead Product where Pieris has exercised the Lead Product CoDev Option and [***] Split Option or [***] Cap Option.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Sales Milestone Event	Sales Milestone Payment
The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year	[***] Dollars ($[***]) [***]
The first achievement of [***] Dollars ($[***]) in Net Sales of the Lead Product in any Calendar Year	[***] Dollars ($[***])
9.5.4.    AZ Product Sales Related Milestone Payments. On an AZ Dev-by-AZ Dev Product basis, AstraZeneca shall make the one-time Sales Milestone Payments listed below at the occurrence of each Sales Milestone event for each AZ Dev Product.

Sales Milestone Event	Sales Milestone Payment
The first achievement of [***] Dollars ($[***]) in Net Sales of the AZ Dev Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the AZ Dev Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the AZ Dev Product in any Calendar Year	[***] Dollars ($[***])

9.5.5.    CoDev Product Sales Related Milestone Payments ([***]). On a CoDev Product-by-CoDev Product basis, AstraZeneca shall make the Sales Milestone Payments listed below at the occurrence of each Sales Milestone events for each CoDev Product where Pieris has exercised the [***].

Sales Milestone Event	Sales Milestone Payment
The first achievement of [***] Dollars ($[***]) in Net Sales of the CoDev Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the CoDev Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the CoDev Product in any Calendar Year	[***] Dollars ($[***])

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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9.5.6.    CoDev Product Sales Related Milestone Payments ([***] Split Option or [***] Cap Option). On a CoDev Product-by-CoDev Product basis, AstraZeneca shall make the Sales Milestone Payments listed below at the occurrence of each Sales Milestone events for each CoDev Product where Pieris has exercised the [***] Split Option or [***] Cap Option.

Sales Milestone Event	Sales Milestone Payment
The first achievement of [***] Dollars ($ [***]) in Net Sales of the CoDev Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the CoDev Product in any Calendar Year	[***] Dollars ($[***])
The first achievement of [***] Dollars ($[***]) in Net Sales of the CoDev Product in any Calendar Year	[***] Dollars ($[***])
9.6.    Royalty and Gross Margin Payments. As partial consideration for the rights granted hereunder regarding each Product, AstraZeneca (or its Affiliates or Sublicensees) shall pay Pieris royalties equal to the following Gross Margin share (“Gross Margin Payment”) or percentages of Net Sales (“Product Royalty”) of the Product over a Calendar Year in the Territory within [***] days of the end of each Calendar Quarter. Gross Margin Payments shall be made to Pieris for [***]. Product Royalties on the Net Sales of each applicable Product shall be paid for the Royalty Term or [***], as indicated herein.
9.6.1.    Lead Product Royalties or Gross Margin Payments.
9.6.1.1.    Lead Product Royalties (No Co-Development). AstraZeneca shall pay the following Product Royalties for the Lead Product if Pieris does not exercise the Lead Product CoDev Option. Such payments shall be made during the Royalty Term for the Lead Product.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Annual Calendar Year Royalty Bearing Net Sales	Royalty Rates owed by AstraZeneca
Portion of Net Sales less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than one billion Dollars ($[***]) and less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***])	[***] Percent ([***]%)
9.6.1.2.    Lead Product Gross Margin Payment ([***] Co-Development). AstraZeneca shall pay Pieris a [***] percent ([***]%) share of the Gross Margin for sales of the Lead Product in the Territory for [***] if Pieris exercises the Lead Product CoDev Option and selects the [***].
9.6.1.3.    Lead Product Royalties ([***] Split Option Co-Development). AstraZeneca shall pay the following Product Royalties [***] for the Lead Product if Pieris exercises the Lead Product CoDev Option and selects the [***] Split Option.

Annual Calendar Year Royalty Bearing Net Sales	Royalty Rates owed by AstraZeneca
Portion of Net Sales less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***])	[***] Percent ([***]%)

9.6.1.4.    Lead Product Royalties ([***] Cap Option Co-Development). In case Pieris selected the [***] Cap Option, then the sum of the difference between the [***] that [***] and the [***] shall be [***] and such sum (the “[***] Cap Shortfall Amount”) shall be [***] by the application of a [***]. The [***] in a given year will be calculated as follows

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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[***]. AstraZeneca will offset the [***] Cap Shortfall Amount against the result of this calculation each year [***]. Once the [***] Cap Shortfall Amount has been [***] the royalties under Section 9.6.1.3 ([***] Split Option) shall then apply to all subsequent Net Sales of the Lead Product. An example calculation is set forth in Exhibit 9.6.1.4.
9.6.2.    AZ Product Royalties. AstraZeneca shall pay the following Product Royalties for each AZ Dev Product. Such payments shall be made during the Royalty Term of the applicable AZ Dev Product.

Annual Calendar Year Royalty Bearing Net Sales	Royalty Rates owed by AstraZeneca
Portion of Net Sales less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than three billion Dollars ($[***])	[***] Percent ([***]%)
9.6.3.    CoDev Product Gross Margin Payment ([***] Co-Development). AstraZeneca shall pay Pieris a [***] percent ([***]%) share of the Gross Margin for sales of each CoDev Product in the Territory [***] if Pieris exercises the CoDev Product CoDev Option and selects the [***] for such Product.
9.6.4.    CoDev Product Royalties ([***] Split Option Co-Development). AstraZeneca shall pay the following Product Royalties [***] for each CoDev Product if Pieris exercises the CoDev Product CoDev Option and selects the [***] Split Option for such Product.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Annual Calendar Year Royalty Bearing Net Sales	Royalty Rates owed by AstraZeneca
Portion of Net Sales less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***]) and less than [***] Dollars ($[***])	[***] Percent ([***]%)
Portion of Net Sales equal to or greater than [***] Dollars ($[***])	[***] Percent ([***]%)

9.6.5.    CoDev Product Royalties ([***] Cap Option Co-Development). In case Pieris selected the [***] Cap Option for a CoDev Product, then the sum of the difference [***] and the [***] shall be [***] and such sum (the “[***] Cap Shortfall Amount”) shall [***] by the application of a [***]. The [***] in a given year will be calculated as follows [***]. AZ will offset the [***] Cap Shortfall Amount against the result of this calculation each year [***]. Once the [***] Cap Shortfall Amount has been [***] the royalties under Section 9.6.4 ([***] Split Option) shall then apply to all subsequent Net Sales of such CoDev Product.
9.6.6.    Product Royalty or Gross Margin Payment Adjustment Mechanism for Cost Overrun Scenarios. In case there was a cost overrun of more than [***] percent ([***]%) of the then-agreed annual budget for a co-Developed Product in a given year and Pieris has selected not to co-fund such cost overrun above [***] percent ([***]%) as set forth in Section 4.4.5.2, then the Product Royalties or Gross Margin Payment due to Pieris shall be adjusted as follows:
9.6.6.1.    Product Royalty Adjustments under [***] Split or [***] Cap Option. The Product Royalties due to Pieris by AstraZeneca for such co-Developed Product under the [***] Split Option or the [***] Cap Option shall be [***] in accordance with Section 9.6.1 or Section 9.6.5, as applicable, meaning that the royalty rates applied shall be the rates based on no co- Development under Section 9.6.1.1 until [***]. For example, if the overspend was $[***] and Pieris would have co-funded [***]% of that amount ($[***]), AstraZeneca shall be entitled to offset $[***] through the application of [***] until such sum has been fully offset.
9.6.6.2.    Gross Margin Payment Adjustment under [***]. The Gross Margin Payment due to Pieris by AstraZeneca for such co-Developed Product under the [***] shall be [***].

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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9.7.    Additional Royalty Terms.
9.7.1.    Royalty Term and Gross Margin Term. The Product Royalties and Gross Margin Payments due under Section 9.6 shall be paid on a Product-by-Product and country-by-country basis and shall be payable for the duration of the Royalty Term or as long as AstraZeneca or its Sublicensee is Commercializing the Product, as applicable. For avoidance of doubt, the Gross Margin Payments and Product Royalties due under Section 9.6 to Pieris where Pieris has exercised a CoDev Option shall be payable for as long as AstraZeneca or its Sublicensee is Commercializing the Product.
9.7.2.    Reductions for Third Party Obligations. Subject to Section 9.7.3 below, in the event it would be reasonably necessary to obtain additional licenses to Patents of Third Parties that Cover the active pharmaceutical ingredient (“API”) of the Products, in order to Commercialize the API of any Product (but not, for example, the formulation or associated device, which shall solely be the responsibility of AstraZeneca) (“Additional Third Party Licenses”), AstraZeneca shall negotiate and obtain any such Additional Third Party Licenses but shall not be obligated to do so. AstraZeneca and Pieris shall [***] the costs under such Additional Third Party Licenses and Pieris’ [***] percent ([***]%) share of such costs shall be payable in the form of a reduction, on a country-by-country and Product-by-Product basis, of the Product Royalty that would otherwise be payable by AstraZeneca to Pieris. Pieris’ share of the total costs of such Additional Third Party License shall not reduce Pieris’ Royalty by more than [***] percent ([***]%) of the Product Royalty otherwise due to Pieris in any Calendar Quarter, provided that reductions to Royalty Payments under this Section 9.7.2 not exhausted in one Calendar Quarter may be carried forward to the next Calendar Quarter. For avoidance of doubt, nothing stated herein shall prevent Pieris from seeking licenses to any Intellectual Property Rights or Patent Rights from any Third Party as it deems necessary. Where Pieris is entitled to Gross Margin Payments rather than Product Royalties, Pieris’ [***] percent ([***]%) share of such costs shall be deducted from the Gross Margin Payments otherwise payable to Pieris. Pieris’ share of the total costs of such Additional Third Party License shall not reduce Pieris’ Gross Margin Payment by more than [***] percent ([***]%) of the Gross Margin Payment otherwise due to Pieris in any Calendar Quarter, provided that reductions to Gross Margin Payments under this Section 9.7.2 not exhausted in one Calendar Quarter may be carried forward to the next Calendar Quarter.
9.7.3.    Payments to Third Parties in respect of Target IP and Platform IP. Notwithstanding Section 9.7.2 above, Pieris shall be responsible for all costs associated with any license from a Third Party where such license is reasonably necessary, because absent such license, the practice of the Pieris Platform IP and the Pieris Platform Technology in accordance with this Agreement and the Platform Agreement would, in and of itself and irrespective of the Target relevant to such activities or the use of the Anticalin generated through the practice of such IP and

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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Platform Technology, infringe a Patent owned or controlled by such Third Party. Notwithstanding Section 9.7.2 above, AstraZeneca shall be responsible for all costs associated with any license from a Third Party to a Patent that generically claims compositions of matter that are specific to the Target or methods of treatment involving the Target in the Field (excluding the [***] Grant-Back Field with respect to the Lead Product) where such license is reasonably necessary because absent such a license, AstraZeneca’s import, export, Manufacture, use, sale or offer for sale of an Anticalin directed to the applicable Designated Target (or the Lead Product Target, as applicable) would infringe such Third Party Patent. Neither AstraZeneca nor Pieris shall enter into any such license on behalf of the other without the other's prior written consent which consent shall not be unreasonably withheld, conditioned or delayed.
9.7.4.    Reduction for Biosimilar Competition. If in any Calendar Quarter after entry of a Biosimilar(s) of a Product in a given country there has been a decline of the Net Sales of the applicable Product in such country of more than [***] percent ([***]%) of the Net Sales of such Product in such country achieved in the two consecutive Calendar Quarters immediately prior to such entry in such country, the Royalty Payment payable to Pieris for such Product in such country shall be reduced by [***] percent ([***]%) of the amount otherwise payable hereunder as and from such Calendar Quarter. Notwithstanding the foregoing, in the event of Biosimilar sales that are later enjoined by a court or otherwise halted (such as on the basis of Patent or Regulatory Exclusivity) and the price of the Product returns to the same level as was achieved immediately prior to entry of the Biosimilar, then royalties shall be restored to the level otherwise contemplated under this Agreement. For avoidance of doubt, there shall be no reduction of Gross Margin Payments in connection with this Section 9.7.4.
9.7.5.    Royalty Minimum. Notwithstanding the foregoing but subject to Section 9.7.3, in no event will the Product Royalties due to Pieris in a Calendar Quarter be reduced by more than [***] percent ([***]%) of the amount that would otherwise be due hereunder.
9.8.    Payment Terms.
9.8.1.    Manner of Payment. All payments to be made by AstraZeneca hereunder will be made in Dollars by wire transfer to such bank account as Pieris may designate.
9.8.2.    Reports and Royalty Payments. For as long as a Product Royalty or Gross Margin Payment is due to Pieris under this Agreement, AstraZeneca will furnish to Pieris a written report, within [***] ([***]) days after the end of each Calendar Quarter, showing in Dollars, the amount of Net Sales of Products and royalty due, or Gross Margin and Gross Margin Payment due for such Calendar Quarter, as applicable. Product Royalties and/or Gross Margin Payments consistent with the written report provided under this Section 9.8.2 for each Calendar Quarter

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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will be due within [***] ([***]) days after the end of each Calendar Quarter. The report will include, at a minimum, the following information for the applicable Calendar Quarter, each listed by Product and by country of sale: (a) the number of units of each Product on which Product Royalty or Gross Margin Payment are owed to Pieris hereunder sold by AstraZeneca or its Affiliates or Sublicensees; (b) the gross amount received for such sales; (c) Net Sales for the Calendar Quarter and Year; (d) the Fully Burdened Manufacturing Cost for such Product; (e) deductions provided for in the definition of Net Sales; and (f) the Product Royalties, Gross Margin Payment, and Sales Milestone Payments owed to Pieris listed by category, as applicable. All such reports will be treated as Confidential Information of AstraZeneca.
9.8.3.    Records and Audits. AstraZeneca shall keep complete, true and accurate books and records in accordance with its Accounting Standards in relation to this Agreement, including in relation to Lead Product, AZ Dev Product and CoDev Product Development Costs and Net Sales, Fully Burdened Manufacturing Costs, Gross Margin Payments and Product Royalties. Pieris shall keep complete true and accurate books and records in accordance with Accounting Standards in relation to Lead Product and CoDev Product Development Costs. Each Party will keep such books and records for at least [***] ([***]) years following the Calendar Year to which they pertain. The other Party may, upon written request, cause an internationally-recognized independent accounting firm (the “Auditor”), which is reasonably acceptable to the audited Party, to inspect the relevant records of the audited Party and its Affiliates to verify the payments made or Costs incurred by the audited Party and the related reports, statements and books of accounts, as applicable. Before beginning its audit, the Auditor shall execute an undertaking acceptable to the audited Party by which the Auditor agrees to keep confidential all information reviewed during the audit. The Auditor shall have the right to disclose to the auditing Party only its conclusions regarding any payments owed under this Agreement. The audited Party and its Affiliates shall make their records available for inspection by the Auditor during regular business hours at such place or places where such records are customarily kept, upon receipt of reasonable advance notice from the auditing Party or the Auditor. The records shall be reviewed solely to verify the accuracy of the audited Party's payment or Cost sharing obligations and compliance with the financial terms of this Agreement. Such inspection right shall not be exercised more than once in any Calendar Year and not more frequently than once with respect to records covering any specific period of time. In addition, the auditing Party shall only be entitled to audit the books and records of the audited Party from the [***] ([***]) Calendar Years prior to the Calendar Year in which the audit request is made. The auditing Party agrees to hold in strict confidence all information received and all information learned in the course of any audit or inspection, except to the extent necessary to enforce its rights under this Agreement or to the extent required to comply with any law, regulation or judicial order. The Auditor shall provide its audit report and basis for any determination to the audited Party at the time such report is provided to the auditing Party before it is considered final. In the event that the final

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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result of the inspection reveals an undisputed underpayment or overpayment by either Party, the underpaid or overpaid amount shall be settled promptly. The auditing Party shall pay for such inspections, as well as its expenses associated with enforcing its rights with respect to any payments hereunder. In addition, if an underpayment of more than [***] percent ([***]%) of the total payments due hereunder for the applicable year is discovered, the fees and expenses charged by the Auditor shall be paid by the audited Party.
9.8.4.    Currency Exchange. The amounts due to Pieris under this Agreement will be expressed in US Dollars. When conversion of payments from any foreign currency is required to be undertaken by AstraZeneca, the US Dollar equivalent shall be calculated using AstraZeneca’s, its Affiliates’ or Sublicensee’s standard conversion methodology consistent with relevant GAAP.
9.8.5.    Taxes.
9.8.5.1.    The royalties, milestones and other amounts payable by AstraZeneca to Pieris pursuant to this Agreement (“Payments”) shall not be reduced on account of taxes unless required by Applicable Laws. Pieris alone shall be responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be paid by AstraZeneca) levied on account of, or measured in whole or in part by reference to, any Payments it receives. AstraZeneca shall deduct or withhold from the Payments any taxes that it is required by Applicable Laws to deduct or withhold. If, however, Pieris is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to AstraZeneca or the appropriate Governmental Authority (with the assistance of AstraZeneca to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve AstraZeneca of its obligation to withhold tax, and AstraZeneca shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that AstraZeneca has received evidence, in a form reasonably satisfactory to AstraZeneca, of Pieris' delivery of all applicable forms at least fifteen (15) Business Days prior to the time that the Payments are due. If AstraZeneca withholds any taxes from the Payments while Pieris is entitled under any applicable tax treaty to a reduction of the rate of, or the elimination of, applicable withholding tax, AstraZeneca shall cooperate with Pieris with respect to any documentation required by the appropriate Governmental Authority or reasonably requested by Pieris to secure a reduction of the rate of, or the elimination of, the applicable taxes withheld.
9.8.5.2.    Notwithstanding anything to the contrary contained in this Agreement, the following shall apply with respect to Indirect Taxes: All payments are stated exclusive of Indirect Taxes. If any Indirect Taxes are

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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chargeable in respect of any payments, AstraZeneca shall pay such Indirect Taxes at the applicable rate in respect of any such payments following the receipt, where applicable, of an Indirect Taxes invoice issued in the appropriate form by Pieris in respect of those payments, such Indirect Taxes to be payable on the due date of the payment of the payments to which such Indirect Taxes relate or at the time such Indirect Taxes are required to be collected by Pieris, in the case of payment of Indirect Taxes to Pieris. The Parties shall issue invoices for all goods and services supplied under this Agreement consistent with Indirect Tax requirements, and to the extent any invoice is not initially issued in an appropriate form, AstraZeneca shall promptly inform Pieris and shall cooperate with Pieris to provide such information or assistance as may be necessary to enable the issuance of such invoice consistent with Indirect Tax requirements.
9.8.6.    Blocked Payments. In the event that, by reason of Applicable Law in any country, it becomes impossible or illegal for AstraZeneca to transfer, or have transferred on its behalf, payments owed to Pieris hereunder, AstraZeneca will promptly notify Pieris of the conditions preventing such transfer and such payments will be deposited in local currency in the relevant country to the credit of the Pieris in a recognized banking institution designated by the Pieris or, if none is designated by Pieris within a period [***] ([***]) days, in a recognized banking institution selected by the AstraZeneca, as the case may be, and identified in a written notice given to the other Party.
9.8.7.    Interest Due. AstraZeneca will pay Pieris interest on any undisputed payments that are not paid on or before the date such payments are due under this Agreement at a rate of [***] percent ([***]%) above LIBOR per annum or the maximum applicable legal rate, if less, calculated on the total number of days such payment is delinquent.
10.    INTELLECTUAL PROPERTY
10.1.    Ownership of Pieris IP and AstraZeneca Background IP. Unless otherwise explicitly stated in this Agreement, Pieris shall be or remain the owner of Pieris IP, and AstraZeneca shall be or remain the owner of AstraZeneca IP.
10.2.    Ownership and Right to Exploit.
10.2.1.    Ownership.
10.2.1.1.    Pieris shall own all Pieris Platform Improvement IP. AstraZeneca hereby assigns to Pieris all right, title and interest in the Pieris Platform Improvement IP.
10.2.1.2.    The Parties shall [***]. Pieris shall [***] existing at the Effective Date. Such [***] in the form set out in Exhibit 10.2.1.2.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.2.1.3.    The Parties shall jointly own the Collaboration Product IP in equal shares. Each Party hereby assigns to the other all such right title and interest in the Collaboration Product IP in order that the Parties shall jointly own the Collaboration Product IP.
10.2.1.4.    AstraZeneca shall own all Arising IP excluding all Collaboration Product IP. Pieris hereby assigns to AstraZeneca all right title and interest in the Arising IP excluding the Collaboration Product IP.
10.2.1.5.    AstraZeneca shall own all AstraZeneca Background Improvement IP. Pieris hereby assigns to AstraZeneca all right title and interest in the AstraZeneca Background Improvement IP.
10.2.2.    Right to Exploit. For all Patents within the Lead Product IP and the Collaboration Product IP, AstraZeneca hereby covenants not to practice such Patents outside the scope of the licenses granted to AstraZeneca under Section 2 of this Agreement. For avoidance of doubt, this includes the Manufacture, use, sale or offer for sale of any Anticalin protein other than those licensed under Section 2 of this Agreement. Pieris shall retain the exclusive right to practice (including the grant of (sub)licenses) all Patents within the Lead Product IP and Collaboration Product IP outside the scope of such licenses and the Back-Up Hits Exclusivity Field, subject to the non-compete provisions of Section 8.2.
10.3.    [***] Grant-Back Field Patent Rights. Anything in this Section 10 to the contrary notwithstanding, to the extent that there is a Patent Right filed after the Execution Date Covering [***] that is directed to the [***] Grant-Back Field, Pieris shall have the sole responsibility for the Prosecution and Maintenance and enforcement of such Patent Right at its own expense. Prior to the expiration of the ROFN Period under Section 2.6.4.1, Pieris shall inform AstraZeneca of any significant Prosecution and enforcement activities with respect to such Patent Rights. If AstraZeneca exercises its ROFN in accordance with Section 2.4.4 AstraZeneca shall take over control of the Prosecution and Maintenance and enforcement of such Patent Rights subject to the terms and conditions of the subsequent agreement between Pieris and AstraZeneca negotiated in connection with AstraZeneca’s exercise of such ROFN.
10.4.    Prosecution and Maintenance.
10.4.1.    IP Coordination. Representatives of the Parties shall meet together with mutually agreed external counsel from time to time as reasonably requested by either Party to discuss the Prosecution and Maintenance of all Patents within the Pieris IP, Lead Product IP, Collaboration Product IP, AstraZeneca Contributed IP, and Arising IP. In addition to the notification rights listed below, with respect to such Patents, the Parties shall discuss with each other the overall strategy for Prosecution and Maintenance of such Patents in advance (for example, scope of claims to be pursued, countries for national entry, etc.). Each Party shall consider in good faith the other party’s suggestions and comments regarding such Prosecution

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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and Maintenance strategy. If there is a disagreement between the Parties’ representatives at either Party’s request, matters may be escalated to the JSC as it deems appropriate; provided that any decision regarding Patents are subject to the terms and conditions of this Section 10.4.
10.4.2.    AstraZeneca Background IP.
10.4.2.1.    General. Subject to remainder of this Section 10.4.2, as between the Parties, AstraZeneca will have the sole responsibility, at AstraZeneca’s sole discretion, and sole responsibility for all applicable costs, to Prosecute and Maintain all Patents within AstraZeneca Background IP, in AstraZeneca’s name. Notwithstanding the foregoing, in the event that AstraZeneca uses any Pieris Know-How or Pieris Confidential Information, in a manner permitted under this Agreement (for avoidance of doubt, no rights are granted under this Section 10.4.2 for AstraZeneca to use Pieris Know-How or Pieris Confidential Information for any purpose), directly or indirectly in either the conception or reduction to practice of an invention or in the filing, Prosecution or Maintenance of any Patent, then Pieris’ advance written consent shall be required.
10.4.2.2.    Dropped AstraZeneca Background IP. AstraZeneca shall have the right at its sole discretion not to Prosecute or Maintain (or continue to Prosecute and Maintain, including filing a Patent claiming priority to a Patent prior to its issuance), any Patent within the AstraZeneca Background IP. Pieris shall have no rights to assume responsibility for the AstraZeneca Background IP.
10.4.3.    Pieris IP.
10.4.3.1.    General. Subject to remainder of this Section 10.4.3, as between the Parties, Pieris will have the right (but not the obligation), at Pieris’ sole discretion, to Prosecute and Maintain all Patents within the Pieris IP (other than the Lead Product IP, which shall be subject to Section 10.4.4), in Pieris’ name. Pieris will consult with AstraZeneca, on its strategy for the Prosecution and Maintenance of all such Patents. Pieris will furnish AstraZeneca, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Patents, or copies of documents filed with the relevant patent offices or other Governmental Authorities with respect to such Patents, and such other substantive documents related to the Prosecution and Maintenance of such Patents, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by AstraZeneca and will consider in good faith timely comments from AstraZeneca thereon. Pieris will furnish AstraZeneca, via electronic mail or such other method as mutually agreed by the Parties, copies of documents

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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filed with the relevant national patent offices or other Governmental Authorities with respect to such Patents. Each Party will sign, or will use best efforts to have signed, all legal documents as are reasonably necessary to Prosecute and Maintain Patents within the Pieris IP.
10.4.3.2.    Dropped Pieris IP. In the event that Pieris elects not to Prosecute and Maintain (or continue to Prosecute and Maintain, including filing a Patent claiming priority to a Patent prior to its issuance), any Patent under Section 10.4.3.1 that covers the sale, offer for sale, manufacture, use or import of any Product in the Field, Pieris will notify AstraZeneca at least sixty (60) days before any such Patent would become abandoned, no longer available or otherwise forfeited. AstraZeneca will have the right (but not the obligation), at AstraZeneca’s sole discretion, and sole responsibility for all applicable costs, to Prosecute and Maintain such Patents in the Territory in the names of AstraZeneca and Pieris (which right will include the right to file additional Patents claiming priority to such Patent).
10.4.4.    Lead Product IP, Collaboration Product IP, Arising IP and AstraZeneca Background Improvement IP.
10.4.4.1.    General. Subject to remainder of this Section 10.4.4.1, as between the Parties, AstraZeneca will have the right (but not the obligation), at AstraZeneca’s sole discretion, and sole responsibility for all applicable costs, to Prosecute and Maintain all Patents within the Lead Product IP, Collaboration Product IP, and Arising IP (“Key IP”); provided that, the approval of both Parties shall be required for the filing of the initial provisional or non-provisional patent applications (i.e. any priority application or PCT application) within the Collaboration Product IP. In the event of disagreement, and such filing shall as a minimum cover, as applicable, the Collaboration Product (i.e. the Lead Candidate) and the [***] ([***]) Collaboration Product Back-Up Hits selected by AstraZeneca pursuant to Section 4.3.3.4 and any Lead Product Back-Up Hits together with any Anticalin with [***] ([***]) or fewer differences in the variable region of the Anticalin when compared to the foregoing. AstraZeneca shall have final decision-making with respect to such applications except that Pieris Know-How and Pieris Confidential Information shall not be incorporated into such application without Pieris’ prior written consent. AstraZeneca shall not pursue a Patent claim within the Lead Product IP or Collaboration Product IP that is not limited to the applicable Target. AstraZeneca will consult with Pieris, on its strategy for the Prosecution and Maintenance of all such Patents within the Key IP. AstraZeneca will furnish Pieris, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Patents within the Key IP, or copies of documents

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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filed with the relevant patent offices or other Governmental Authorities with respect to such Patents within the Key IP, and such other substantive documents related to the Prosecution and Maintenance of such Patents within the Key IP, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Pieris and will consider in good faith timely comments from Pieris thereon. AstraZeneca will furnish Pieris, via electronic mail or such other method as mutually agreed by the Parties, copies of documents filed with the relevant national patent offices or other Governmental Authorities with respect to such Patents within the Key IP. Each Party will sign, or will use best efforts to have signed, all legal documents as are reasonably necessary to Prosecute and Maintain Patents within the Key IP. Pieris shall, if requested by AstraZeneca, consent to opt out of the Unitary Patent in respect of any Patent within the Key IP. AstraZeneca shall also notify Pieris in writing (which may be via email) promptly if AstraZeneca files any Patents within the AstraZeneca Background Improvement IP whose initially filed claims Cover a Product at the time of filing.
10.4.4.2.    Dropped Key IP. In the event that AstraZeneca elects not to Prosecute and Maintain (or continue to Prosecute and Maintain, including filing a Patent claiming priority to a Patent prior to its issuance), any Patent within the Lead Product IP, Collaboration Product IP, or Grantback IP anywhere in the world, AstraZeneca will notify Pieris at least sixty (60) days before any such Patent would become abandoned, no longer available or otherwise forfeited, and Pieris will have the right (but not the obligation), at Pieris’ sole discretion to Prosecute and Maintain such Patent worldwide in the names of both AstraZeneca and Pieris at Pieris’ sole cost (which right will include the right to file additional Patents claiming priority to such Patent). With respect to any Patents within the Key IP other than Patents within the Lead Product IP, Collaboration Product IP, or Grantback IP, AstraZeneca shall offer Pieris the same notifications and rights set forth in the first sentence of this Section 10.4.4.1 to the extent that (i) such Patent Covers a therapeutic method of use of the applicable Product and that such Patent as filed contains at least one (1) claim specific to the use of Anticalin proteins (lipocalin muteins) in the Respiratory Field, or (ii) such Patent relates solely to one or more Product(s) and not to other AstraZeneca products.
10.4.5.    Other Anticalin Patents Against a Target. At any time after the initial filing of a provisional or non-provisional Collaboration Product Patent with respect to a given Product, Pieris may file for Patent protection with respect to any Anticalin protein described in Section 2.4. Such Patent shall not claim any Anticalin protein against a Designated Target within the Lead Candidate and Back-Up Hits Exclusivity Field. Pieris shall not take any action when Prosecuting and Maintaining any such Patent that would materially prejudice any Lead Product Patent or Collaboration

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Product Patent. For clarity, Pieris shall own and fully control such Patents, AstraZeneca shall not have a license to such Patents, and such Patents shall not be considered Pieris IP, Arising IP, or Collaboration Product IP. Pieris shall provide written notice, together with the filing number, to AstraZeneca as soon as reasonably possible if it files any such Patent and Pieris shall also inform AstraZeneca in writing [***] ([***]) [***] before any such Patent is granted in the United States.
10.4.6.    Patent Miscellaneous. Each Party hereby agrees: (a) to use commercially reasonable efforts to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake any Prosecution and Maintenance described herein; and (b) to reasonably cooperate in any such Prosecution and Maintenance by the other Party
10.4.7.    German Act on Employee Inventions. Where applicable, Pieris will be responsible for remuneration of inventors who are Pieris employees in accordance with the German Act on Employee Inventions with respect to the Lead Product Patents, Collaboration Product Patents, Pieris Platform Patents, Pieris Platform Improvement Patents, Co-Invented Arising Patents, and Co-Invented AstraZeneca Background Improvement Patents. AstraZeneca will provide all reasonably requested information and assistance in order for Pieris to comply with the German Act on Employee Inventions with respect to such Patents.
10.5.    CREATE Act. Neither party shall invoke the Cooperative Research and Technology Enhancement Act (“CREATE Act”) in connection with the Prosecution or Maintenance of any Pieris Platform IP, Pieris Platform Improvement IP, AstraZeneca Background IP or Key IP without the prior written consent of the other Party.
10.6.    Defense.
10.6.1.    If the manufacture, use, importation, offer for sale or sale of any Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement or trade secret misappropriation against Pieris or AstraZeneca, then such Party shall promptly notify the other Party hereto. The Parties shall cooperate with each other in connection with any such claim, suit or proceeding and shall keep each other reasonably informed of all material developments in connection with any such claim, suit or proceeding.
10.6.2.    If a Third Party asserts that a Patent owned by or licensed to it are infringed by the development, manufacture, use, importation, offer for sale or sale of a Lead Product or Collaboration Product by AstraZeneca or its Affiliates (or by Pieris in the case of Co-Development or Co-Commercialization), or that its trade secrets were misappropriated in connection with such activity, then AstraZeneca shall have the exclusive right and responsibility to resolve any such claim, whether by obtaining a license from such Third Party, by defending against such Third Party’s claims or otherwise, and shall be solely responsible for the defense of any such

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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action, any and all costs incurred in connection with such action (including, without limitation, attorneys’ and expert fees) and all liabilities incurred in connection therewith. Notwithstanding the above, AstraZeneca shall not enter into any settlement of any such claim without the prior written consent of Pieris if such settlement would require Pieris to be subject to an injunction or to make any monetary payment to AstraZeneca or any Third Party, or admit any wrongful conduct by Pieris or its Affiliates, or would limit or restrict the claims of or admit any invalidity and/or unenforceability of any of the Patents Controlled by Pieris, or have any impact on activities outside the Field.
10.6.3.    If an action for infringement is commenced against Pieris, its licensees or its sublicensees related to Pieris’ conduct of the research program within the scope of the Lead Product Development Plan or a Collaboration Product Development Plan or the discovery of a Product, then Pieris shall have the right (but not the obligation) to defend such action at its own expense, and AstraZeneca shall assist and cooperate with Pieris, at Pieris’ expense, to the extent necessary in the defense of such suit. Pieris shall have the right to settle the suit or consent to an adverse judgment thereto, in its sole discretion, so long as such settlement or adverse judgment does not adversely affect the rights of AstraZeneca and its Affiliates (including any Patents Controlled by any of them). Pieris shall assume full responsibility for the payment of any award for damages, or any amount due pursuant to any settlement entered into by it with such Third Party.
10.6.4.    Notwithstanding Section 10.6.3, if the infringement action against Pieris is the result of its co-Development or co-Commercialization activities with respect to any Product, then it shall be treated as an action under Section 10.6.2 and AstraZeneca shall have the exclusive right and responsibility to resolve any such claim subject to the provisions of that Section.
10.7.    Enforcement.
10.7.1.    AstraZeneca shall have the full and unrestricted right, but not the obligation, to bring and control an appropriate suit or other action against any person or entity engaged in any infringement action or proceeding to the extent directly relating to Key IP and any Products in the Field, but excluding the [***] Grant-Back Field with respect to the Lead Product (“Infringement Action”), in its own name and entirely under its own direction and control. In the event that AstraZeneca does not wish to enforce such Patents against such a potential infringer, then AstraZeneca shall deliver prompt written notice thereof to Pieris. If AstraZeneca requests so, Pieris shall reasonably cooperate with AstraZeneca in the planning and execution of any such action to enforce such Patents (including the obligation to be named or joined as a party in a lawsuit, as applicable). Notwithstanding the foregoing, if AstraZeneca does not either initiate such an Infringement Action or grant adequate rights and licenses to such Third Party within one hundred twenty (120) days after AstraZeneca’s receipt of a notice of infringement (or sooner if any deadlines require

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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action prior to such one hundred and twenty (120) days) and the infringement relates to the launch or a threat to launch a Biosimilar version of a Product, then Pieris will have the second right, but not the obligation, to initiate such Infringement Action, but solely with respect to any Patent Right within the Pieris IP, Lead Product IP, Collaboration Product IP and Grantback IP. All monies recovered upon the final judgment or settlement of any such suit or action to enforce such Patents subtracting any costs that the Parties bore in connection with such suit or action, shall be treated as Net Sales to the extent such monies recovered are designated as lost profits, and shall otherwise be divided between the Parties with [***] percent ([***]%) paid by the enforcing Party to the non-enforcing Party and [***] percent ([***]%) retained by enforcing Party.
10.7.2.    For avoidance of doubt, AstraZeneca shall not have the right to assert or enforce any other Patents owned or Controlled by Pieris under this Agreement, such as the Patent Rights within the Pieris Platform IP or Pieris Platform Improvement IP, against a Third Party under any circumstances and Pieris shall not be under any obligation to enforce such Patent Rights.
10.7.3.    Notwithstanding Section 10.7.1, Pieris shall have the right, but not the obligation, to bring and control an appropriate suit or other action against any person or entity engaged in any infringement action or proceeding under the Pieris IP (including the Lead Product IP) and Arising IP to the extent directly relating to a Lead Product Patent and to the Lead Product in the [***] Grant-Back Field (“[***] Infringement Action”), in its own name and entirely under its own direction and control with the prior written consent of AstraZeneca. If AstraZeneca provides such consent, the Parties shall reasonably cooperate with in the planning and execution of any such action to enforce such Patents (including the obligation to be named or joined as a party in a lawsuit, as applicable). All monies recovered upon the final judgment or settlement of any such suit or action to enforce such Patents subtracting any costs that Pieris or AstraZeneca bore in connection with such suit shall be retained in their entirety by Pieris. Even in the event that Pieris does not wish to bring an action under this Section 10.7.3, AstraZeneca still shall not have the right to bring or control any [***] Infringement Action. For avoidance of doubt, nothing in this Section shall restrict Pieris from enforcing any other Patent or Intellectual Property Rights against any Third Party in the [***] Grant-Back Field (including any Patents filed by Pieris as described in Section 10.3).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Confidential

10.8.    Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this Agreement by one Party to each other regarding intellectual property and/or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Development Plans and/or Lead Product and/or Collaboration Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the conduct of the Development Plans and/or Lead Product and/or Collaboration Products. Accordingly, the Parties agree that all such information and materials obtained by Pieris and AstraZeneca from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement. All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party.
10.9.    Patent Term Extensions. AstraZeneca shall use commercially reasonable efforts to obtain all available patent term extensions, adjustments or restorations, or supplementary protection certificates (“SPCs”, and together with patent term extensions, adjustments and restorations, “Patent Term Extensions”) for each Product with respect to the AstraZeneca Background IP and Key IP. Pieris shall execute such authorizations and other documents and take such other actions as may be reasonably requested by AstraZeneca to obtain such Patent Term Extensions. All filings for such Patent Term Extensions shall be made by AstraZeneca; provided, that in the event that AstraZeneca elects not to file for a Patent Term Extension, AstraZeneca shall (a) promptly inform Pieris of its intention not to file and (b) grant Pieris the right to file for such Patent Term Extension. Each Party shall execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. Pieris shall not and shall procure that its Affiliates and licensees shall not apply for a Patent Term Extension for PRS-060 in the [***] Grant-Back Field without AstraZeneca's prior written consent. The Parties shall cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to such Patents. For avoidance of doubt, AstraZeneca shall not be permitted to apply for any Patent Term Extensions using the Pieris Platform IP without the prior written consent of Pieris.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

11.    CONFIDENTIALITY & PUBLICATION
11.1.    Nondisclosure Obligation.
11.1.1.    All Confidential Information disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) under this Agreement will be maintained in confidence by the Receiving Party and will not be disclosed to a Third Party or used for any purpose except to exercise its licenses and other rights, to perform its obligations, or as otherwise set forth herein, without the prior written consent of the Disclosing Party, except to the extent that such Confidential Information:
(a)    is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s business records;
(b)    is known to the public before its receipt from the Disclosing Party, or thereafter becomes generally known to the public through no breach of this Agreement by the Receiving Party;
(c)    is subsequently disclosed to the Receiving Party by a Third Party who is not known by the Receiving Party to be under an obligation of confidentiality to the Disclosing Party; or
(d)    is developed by the Receiving Party independently of Confidential Information received from the Disclosing Party, as documented by the receiving Party’s business records.
11.1.2.    Specific aspects or details of Confidential Information will not be deemed to be within the public domain or in the possession of the Receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the Receiving Party. Further, any combination of Confidential Information will not be considered in the public domain or in the possession of the recipient Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party. Notwithstanding the foregoing, except as required by Applicable Law, Pieris shall not publish or otherwise disclose to a Third Party Confidential Information related to a Product except as permitted under or contemplated by this Agreement, until it has complied with the provisions of Section 11.2.
11.1.3.    Notwithstanding the obligations of confidentiality and non-use set forth above and in Section 11.1.4 below, a Receiving Party may provide Confidential Information disclosed to it, and disclose the existence and terms of this Agreement

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

or the as may be reasonably required in order to perform its obligations and to exploit its licenses and other rights under this Agreement, and specifically to (a) Affiliates and Sublicensees, and their employees, directors, agents, consultants, or advisors to the extent necessary for the potential or actual performance of its obligations or exercise of its licenses and other rights under this Agreement in each case who are under an obligation of confidentiality with respect to such information that is no less stringent than the terms of this Section 11.1; (b) a Governmental Authority, including any other Regulatory Authorities in order to obtain patents or perform its obligations or exploit its rights under this Agreement, provided that such Confidential Information will be disclosed only to the extent reasonably necessary to do so, and where permitted, subject to confidential treatment; (c) the extent required by Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity; (d) with respect to the terms of this Agreement only, any bona fide actual or prospective acquirers, underwriters, investors, lenders or other financing sources and any bona fide actual or prospective collaborators, licensors, Sublicensees, licensees or strategic partners and to employees, directors, agents, consultants and advisers of such Third Party, in each case who are under an obligation or confidentiality with respect to such information that is no less stringent than the terms of this Section 11.1 (but of duration customary in confidentiality agreements entered into for a similar purpose) and (e) to Third Parties to the extent a Party is required to do so pursuant to the terms of an in-license provided that the material terms of such in-license have been disclosed to the Disclosing Party. If a Party is required by Law to disclose Confidential Information of the other Party that is subject to the non-disclosure provisions of this Section 11.1, such Party will promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure.
11.1.4.    Notwithstanding Section 11.1.1, Confidential Information that is permitted or required to be disclosed will remain otherwise subject to the confidentiality and non-use provisions of this Section 11.1. If either Party concludes that a copy of this Agreement must be filed with the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States, such Party will, a reasonable time prior to any such filing, provide the other Party with a copy of such agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, will provide the other Party with an opportunity to comment on any such proposed redactions and to suggest additional redactions, and will take such Party’s reasonable comments into consideration before filing such agreement and use commercially reasonable efforts to have terms identified by such other Party afforded confidential treatment by the applicable regulatory agency.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

11.2.    Publication and Publicity.
11.2.1.    Publication. Except for disclosures permitted pursuant to Section 11.1 and Section 11.2.2, if Pieris wishes to make a publication or public presentation relating to the Lead Product or Collaboration Product or if either Party wishes to make a publication or public presentation relating to any jointly carried out activity that contains the Confidential Information of the other Party or any results of Research and Development activities under this Agreement (the “Publishing Party”) will deliver to the other Party (the “Reviewing Party”) a copy of the proposed written publication or presentation at least [***] ([***]) days prior to submission for publication or presentation. The Reviewing Party will have the right (a) to propose modifications to the publication or presentation for Patent reasons or trade secret reasons or to remove Confidential Information of the Reviewing Party or its Affiliates, and the Publishing Party will remove all Confidential Information of the other Party if requested by the reviewing Party and otherwise reflect such Party’s reasonable comments into consideration, or (b) to request a reasonable delay in publication or presentation in order to protect patentable information. If the Reviewing Party requests a delay, the Publishing Party will delay submission or presentation for a period of [***] ([***]) days (or such shorter period as may be mutually agreed by the Parties) to enable the Reviewing Party to file patent applications protecting such Party’s rights in such information. With respect to any proposed publications or disclosures by investigators or academic or non-profit collaborators, such materials will be subject to review under this Section 11.2.1 to the extent that AstraZeneca or Pieris, as the case may be, has the right and ability (after using commercially reasonable efforts to obtain such right and ability) to do so. Notwithstanding the foregoing, in no event will either Party make a publication regarding a Collaboration Product until the first patent application directed to the composition of matter of such Product has been filed. Further, neither Party will submit or publish any article or other publication to or with any scientific journal or other publisher that requires, as a condition of publication, that the submitting Party agree to make available to the publisher or Third Parties any Product or other materials which are the subject of the publication. Except as set out above AstraZeneca shall control in its discretion all publications and public presentations relating to the Research, Development, Manufacture and Commercialization of the Products and Pieris shall not make any such publication or public presentation without the prior written consent of AstraZeneca provided that [***] for any Product AstraZeneca will provide to Pieris copies of all material publications that AstraZeneca proposes to make with regard to that Product. Such publications will be provided at least [***] ([***]) days prior to the intended date of publication. Following [***] for a Product AstraZeneca shall provide to Pieris copies of any publication it makes regarding a Product promptly after such publication has been made. In addition, Pieris shall have the right to publish data generated relating to [***] in the [***] Grant-Back Field but shall first provide to AstraZeneca a copy of any proposed publication or presentation relating to the [***] in the [***] Grant-Back Field at least [***] days prior to submission for publication or presentation.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

AstraZeneca shall have the right to propose modifications to the publication or presentation and Pieris will consider all such proposed modifications in the publication or presentation in good faith. In addition, Pieris shall also provide to AstraZeneca copies of any patent application which Pieris proposes to file in relation to [***] in the [***] Grant-Back Field at least [***] ([***]) days prior to filing. AstraZeneca shall review such patent applications and Pieris shall incorporate all reasonable comments made by AstraZeneca in relation to any such patent application.
11.2.2.    Publicity. Except as set forth in Sections 11.1, 11.2.1 and 11.3, the terms of this Agreement may not be disclosed by either Party, and neither Party will use the name, Trademark, trade name or logo of the other Party or its employees in any publicity, news release or disclosure relating to this Agreement, its subject matter, or the activities of the Parties hereunder without the prior express written permission of the other Party except (a) as may be required by Applicable Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in any country other than the United States or of any stock exchange or listing entity, provided that the Party issuing such press release gives reasonable notice prior to use of such name, Trademark, trade name or logo of the other Party, and otherwise complies with Section 11.1.2, or (b) as expressly permitted by the terms hereof.
11.3.    Press Release.
11.3.1.    Initial Press Release. The Parties agree to issue the joint press release attached hereto as Exhibit 11.3.1 on the Execution Date.
11.3.2.    Further Press Releases. Except as provided in this Section 11.3, neither Party will issue a press release or public announcement relating to this Agreement without the prior written approval of the other Party (such approval not to be unreasonably withheld, conditioned or delayed), except that a Party may (a) once a press release or other public statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party, and (b) issue a press release or public announcement as required by Applicable Law (including a press release corresponding to any securities disclosure, such as pursuant to a Form 8-K), including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity, provided that the Party issuing such press release gives reasonable prior notice to the other Party of and the opportunity to comment on the press release or public announcement, and otherwise complies with this Section 11.3. In addition, Pieris may, with AstraZeneca’s prior written approval, such approval not to be unreasonably withheld, conditioned or delayed, issue a press release regarding (x) the exercise of any option (such as any CoDev Option, Co-Commercialization Option, or Collaboration Term Extension), or (y) the payment or receipt of any milestone payments under this Agreement with

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

respect to any Product, provided, that (i) such press release does not identify the Target of such Product unless otherwise already made public; and (ii) otherwise complies with this Section 11.3.
12.    REPRESENTATIONS & WARRANTIES
12.1.    Representations, Warranties and Covenants of Both Parties. Each Party hereby represents and warrants as of the Execution Date, and covenants, to the other Party that:
12.1.1.    it has the power, authority and the legal right to enter into this Agreement and perform its obligations hereunder, and that it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;
12.1.2.    this Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity;
12.1.3.    to the extent required, all necessary consents, approvals and authorizations of other parties required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained;
12.1.4.    the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the certificate of incorporation, bylaws or any similar instrument of such Party, as applicable, in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent not already obtained under, any contractual obligation or court or administrative order by which such Party is bound;
12.1.5.     all employees, consultants, or (sub)contractors (except (i) academic or public institution collaborators, (ii) Third Parties under the licenses or other agreements entered prior to the Execution Date); of such Party or Affiliates performing Development activities hereunder on behalf of such Party are, and such Party hereby covenants to the other Party that they will be, obligated to assign all right, title and interest in and to any inventions developed by them, whether or not patentable, to such Party or Affiliate, respectively, as the sole owner thereof;
12.1.6.    such Party will, and such Party hereby covenants to the other Party that it will, perform its activities pursuant to this Agreement in compliance with good

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

laboratory and clinical practices and cGMP and Applicable Law, in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities are conducted, and with respect to the care, handling and use in Development activities hereunder of any nonhuman animals by or on behalf of such Party, will at all times comply (and will ensure compliance by any of its subcontractors) with all applicable national, federal, state and local laws, regulations and ordinances in performing its obligations under this Agreement; and
12.1.7.    such Party is not debarred under the United States Federal Food, Drug and Cosmetic Act or comparable Applicable Laws and it does not, and will not during the Term, employ or use the services of any person or entity who is debarred, in connection with the Development, manufacture or commercialization of the Products. If either Party becomes aware of the debarment or threatened debarment of any person or entity providing services to such Party, including the Party itself and its Affiliates or Sublicensees, which directly or indirectly relate to activities under this Agreement, the other Party will be immediately notified in writing.
12.2.    Representations, Warranties and Covenants of Pieris. Pieris hereby represents and warrants to AstraZeneca, as of the Execution Date and covenants, that (except as disclosed to AstraZeneca in writing):
12.2.1.    Pieris is the owner of, or otherwise has the right to grant all rights and licenses it purports to grant to AstraZeneca with respect to the Pieris IP (including the Lead Product IP) under this Agreement;
12.2.2.     The Pieris Patents (including the Lead Product Patents) are subsisting and have been filed and maintained properly and correctly in all material respects. Pieris has not previously entered into any agreement, whether written or oral, with respect to, or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to, the Pieris Patents (including by granting any covenant not to sue with respect thereto) in such a way as to make the representation set forth in Section 12.2.1 not true, and it will not enter into any such agreements or grant any such right, title or interest to any Person that is inconsistent with the rights and licenses granted to AstraZeneca under this Agreement;
12.2.3.    Each of the Pieris Patents (including the Lead Product Patents) properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Pieris Patent or Lead Product Patent issued or such application is pending;
12.2.4.    Pieris has not received any written claim alleging, and does not have knowledge of any fact or circumstance indicating, that any of the Pieris Patents (including the Lead Product Patents) are invalid or unenforceable;
12.2.5.    Pieris has not received any written claim alleging, and does not have knowledge of any fact or circumstance indicating, that any of Pieris’ activities relating

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

to Lead Product or the practice of the Pieris Platform Technology infringe or misappropriate any intellectual property rights of a Third Party;
12.2.6.    Pieris has not received any written claim or notice of dispute from a Third Party relating to the Pieris IP or the Pieris Platform Technology including any dispute with a Third Party licensor and does not have any knowledge of any fact or circumstance indicating that a claim or dispute could arise.
12.2.7.    to Pieris’ knowledge, there are no additional licenses (beyond those provided in this Agreement and the Platform Agreement) under any intellectual property owned or Controlled by Pieris or its Affiliates as of the Execution Date, that would be necessary or useful in order for AstraZeneca to further Develop, Manufacture or Commercialize a Product as contemplated under this Agreement;
12.2.8.    Pieris is not and as far as Pieris is aware, the counter party is not in breach of the Lead Product Cell Line License;
12.2.9.    Pieris and its Affiliates have not conducted any clinical studies with Lead Product and has conducted, and has required its contractors and consultants to conduct, where applicable, preclinical studies related to Lead Product in compliance with good laboratory and clinical practices and cGMP and Applicable Law, in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities were conducted;
12.2.10.    True and complete copies of all material information, documents and data relating to the Lead Product and the Pieris Platform Technology (including all toxicology, safety and efficacy data) in the possession or control of Pieris or its Affiliates have been provided to AstraZeneca; and
12.2.11.    Pieris will not sell or otherwise assign the Pieris IP to any Third Party without the prior written consent of AstraZeneca.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

13.    INDEMNIFICATION, LIABILITY & INSURANCE
13.1.    Indemnification by AstraZeneca. AstraZeneca agrees to defend Pieris, its Affiliates and their respective directors, officers, stockholders, employees and agents, and their respective successors, heirs and assigns (collectively, the “Pieris Indemnitees”), and will indemnify and hold harmless the Pieris Indemnitees, from and against any liabilities, losses, costs, damages, fees or expenses payable to a Third Party, and reasonable attorneys’ fees and other legal expenses with respect thereto (collectively, “Losses”) arising out of any claim, action, lawsuit or other proceeding by a Third Party (collectively, “Third Party Claims”) brought against any Pieris Indemnitee and resulting from or occurring as a result of: (a) any activities conducted by an AstraZeneca employee, consultant or (sub)contractor in the performance of the AstraZeneca Conducted Activities, (b) the Development, Manufacture or Commercialization of any Product by AstraZeneca or its Affiliates, Sublicensees, distributors or contractors, (c) any breach by AstraZeneca of any of its representations, warranties or covenants pursuant to this Agreement, or (d) the negligence or willful misconduct of AstraZeneca or any AstraZeneca Affiliate or Sublicensee in the performance of this Agreement; except in any such case to the extent such Losses result from: (i) the negligence or willful misconduct of any Pieris Indemnitee, (ii) any breach by Pieris of any of its representations, warranties, covenants or obligations pursuant to this Agreement or the Platform Agreement, or (iii) any breach of Applicable Law by any Pieris Indemnitee.
13.2.    Indemnification by Pieris. Pieris agrees to defend AstraZeneca, its Affiliates and their respective directors, officers, stockholders, employees and agents, and their respective successors, heirs and assigns (collectively, the “AstraZeneca Indemnitees”), and will indemnify and hold harmless the AstraZeneca Indemnitees, from and against any Losses arising out of (A) Third Party Claims brought against any AstraZeneca Indemnitee and resulting from or occurring as a result of: (a) any activities conducted by an Pieris employee, consultant or (sub)contractor in the performance of the Pieris Conducted Activities, (b) any breach by Pieris of any of its representations, warranties or covenants pursuant to this Agreement, (c) the negligence or willful misconduct of any Pieris Indemnitee or any (sub)contractor of Pieris in the performance of this Agreement, or (d) the Development, Manufacture or Commercialization of any terminated Product by Pieris or its Affiliates, Sublicensees, distributors or contractors; and (B), any Losses arising out of any dispute between Pieris and [***] (“[***]”) [***] by and between [***] (the “[***]”) including any termination of that agreement except in any such case to the extent such Losses result from: (i) the negligence or willful misconduct of any AstraZeneca Indemnitee, (ii) any breach by AstraZeneca of any of its representations, warranties, covenants or obligations pursuant to this Agreement or the Platform Agreement, or (iii) any breach of Applicable Law by any AstraZeneca Indemnitee.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

13.3.    Notice of Claim. All indemnification claims provided for in Section 13.1 and Section 13.2 will be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party will give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Section 13.1 or Section 13.2, but in no event will the indemnifying Party be liable for any Losses to the extent such Losses result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.
13.4.    Defense, Settlement, Cooperation and Expenses.
13.4.1.    Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party. In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will as soon as reasonably possible deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in this Section 13.4.1, the Indemnified Party will be responsible for the legal costs or expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim.
13.4.2.    Right to Participate in Defense. Without limiting Section 13.4.1, any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (a) the employment thereof has been specifically authorized by the indemnifying Party in writing, (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 13.4.1 (in which case the Indemnified Party will control the defense), or (c) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles in which case the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

indemnifying Party will be responsible for any such costs and expenses of counsel for the Indemnified Party.
13.4.3.    Settlement. With respect to any Third Party Claims relating solely to the payment of money damages in connection with a Third Party Claim and that will not admit liability or violation of Applicable Law on the part of the Indemnified Party or result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner (such as granting a license or admitting the invalidity of a Patent Controlled by an Indemnified Party), and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 13.4.1, the indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld). The indemnifying Party will not be liable for any settlement, consent to entry of judgment, or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld.
13.4.4.    Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnified Party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation will include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable Out-of-Pocket Costs and expenses in connection therewith.
13.4.5.    Costs and Expenses. Except as provided above in this Section 13.4, the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
13.5.    Insurance.
13.5.1.    Pieris’ Insurance Obligations. Pieris will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, including but not limited to its indemnification obligations herein, in such amounts and on such terms as are customary for prudent practices for biotech companies of similar size and with similar resources in the pharmaceutical industry for the activities to be conducted by it under this Agreement taking into account the scope of development of products. Pieris will furnish to AstraZeneca evidence of such insurance, upon request.
13.5.2.    AstraZeneca’s Insurance Obligations. AstraZeneca will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement (including product liability), including but not limited to its indemnification obligations herein, in such amounts and on such terms as are customary for prudent practices for large companies in the pharmaceutical industry for the activities to be conducted by AstraZeneca under this Agreement. AstraZeneca will maintain such insurance or self-insurance throughout the Term and for [***] years thereafter, and will furnish to Pieris evidence of such insurance, upon request.
13.6.    LIMITATION OF CONSEQUENTIAL DAMAGES. EXCEPT FOR (A) CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER SECTIONS 13.1 AND 13.2 OR (B) CLAIMS ARISING OUT OF A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.
13.7.    Anti-Bribery and Corruption Compliance.
13.7.1.    Each Party agrees, on behalf of itself, its officers, directors and employees and on behalf of its Affiliates that it will, and will use its diligent efforts to, procure that its agents, representatives, consultants and subcontractors hired for activities undertaken for or in connection with the performance of this Agreement,

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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(together with such Party, the “Party Representatives”) for the performance of its obligations hereunder that such Party Representatives will not directly or indirectly pay, offer or promise to pay, or authorize the payment of any money, or give, offer or promise to give, or authorize the giving of anything else of value, to:
13.7.1.1.    any Government Official in order to influence official action;
13.7.1.2.    any Person (whether or not a Government Official) (i) to influence such Person to act in breach of a duty of good faith, impartiality or trust (“Improper Action”), (ii) to reward such Person for such Improper Action, or (iii) where such Person would engage in an Improper Action by receiving the money or other thing of value;
13.7.1.3.    any other Person while knowing or having reason to know that all or any portion of the money or other thing of value will be paid, offered, promised or given to, or will otherwise benefit, a Government Official in order to influence official action for or against either Party in connection with the matters that are the subject of this Agreement; or
13.7.1.4.    any Person to reward that Person for an Improper Action or to induce that Person to engage in Improper Action.
13.7.2.    Each Party will not and will use diligent efforts to procure that its Party Representatives will not, directly or indirectly, solicit, receive or agree to accept any payment of money or anything else of value in violation of the Anti-Corruption Laws.
13.7.3.    Each Party acknowledges that its undertakings given in Section 13.7.1 and Section 13.7.2 are material to the other Party in entering into a relationship with such Party.
13.7.4.    Each Party, on behalf of itself and its Party Representatives, represents and warrants to the other Party that for the term of this Agreement and [***] years thereafter, it will and will use diligent efforts to procure that its Party Representatives keep and maintain accurate books and reasonably detailed records in connection with the performance of its obligation under this Agreement including all records required to establish compliance with Section 13.7.1 and Section 13.7.2 above.
13.7.5.    Each Party will promptly provide the other Party with written notice of the following events: (A) upon becoming aware of any material breach or violation by it or its Party Representatives of any representation, warranty or undertaking set forth in Section 13.7.1 and Section 13.7.2; and (B) upon receiving a formal notification that it is the target of a formal investigation by a Governmental Authority for a Material Anti-Corruption Law Violation or upon receipt of information from

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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any of its Party Representatives connected with this Agreement that any of them is the target of a formal investigation by a Governmental Authority for a material violation of Anti-Corruption Law.
13.7.6.    For the term of this Agreement and [***] years thereafter, each Party will for the purpose of auditing and monitoring the performance of its compliance with this Section 13.7 permit the other Party, its Affiliates, any auditors of any of them and any Regulatory Authority to have access to any premises of such Party and to the extent that such Party is able to secure such access, its Party Representatives in each case used in connection with this Agreement, together with a right to access personnel and records that relate to this Agreement (“Audit”).
13.7.7.    Each Party will be responsible for any breach of any representation, warranty or undertaking in this Section 13.7 or of the Anti-Corruption Laws by any of its Party Representatives.
13.7.8.    Each Party may disclose the terms of this Agreement or any action taken under this Section 13.7 to prevent a potential violation or continuing violation of applicable Anti-Corruption Laws, including the identity of the other Party and the payment terms, to any Governmental Authority if such Party determines, upon advice of counsel, that such disclosure is necessary.
13.8.    Set-Off: AstraZeneca shall have the right to set-off any sums which may be owed by Pieris to AstraZeneca under this Agreement (including by way of damages for breach) against any future sums due to Pieris under this Agreement or any other agreement between the Parties.
14.    TERM AND TERMINATION
14.1.    Agreement Term. The term of this Agreement (the “Term”) will commence on the Effective Date and will extend, unless this Agreement is terminated earlier in accordance with Section 14.2 on a Product-by-Product and country-by-country basis, until such time as AstraZeneca’s payment obligations with respect to the sale of such Product in such country expires. Upon the natural expiration (as opposed to termination) of AstraZeneca’s payment obligations with respect to a Product and country the licenses granted by Pieris to AstraZeneca under this Agreement with respect to such Product shall remain in effect as granted in accordance with this Agreement, shall become irrevocable, fully paid-up and royalty-free licenses and shall last as long as AstraZeneca intends to Develop or Commercialize the applicable Product in such country. For avoidance of doubt, on a Product-by-Product and country-by-country basis, with respect to any Product where Pieris has exercised a CoDev Option, this Agreement shall last as long as AstraZeneca or Pieris Commercializes the Lead Product or applicable CoDev Product.
14.2.    Termination. Notwithstanding anything in this Agreement or elsewhere to the contrary, subject to Section 14.3.4 below, this Agreement may be terminated as follows:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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14.2.1.    Termination for Material Breach. Either Party shall have the right to terminate this Agreement in the event the other Party has materially breached or materially defaulted in the performance of any of its obligations hereunder which breach or default is material in the overall context of the Agreement, and such breach has continued for one hundred and eighty (180) days (or thirty (30) days in the case of a payment breach) after written notice thereof was provided to the breaching Party by the non-breaching Party which clearly describes the remedies that the non-breaching Party intends to apply should the breach remain uncured. Any such termination shall become effective at the end of such one hundred and eighty (180) day (or thirty (30) day with respect to payment breach) period if, prior to the expiration of the one hundred and eighty (180) day (or thirty (30) day, as applicable) period, the breaching Party has not cured any such breach or default. In the event that the breach is not susceptible to cure during such one hundred and eighty (180) day period, then, upon written notice to the non-breaching Party during the initial one hundred and eighty (180) day period, the breaching Party may have additional time, not to exceed another one hundred and eighty (180) days to cure such breach. If the allegedly breaching Party disputes the breach and provides written notice of that dispute to the other Party, the matter shall be addressed under the dispute resolution provisions in Section 15.1, and the notifying Party may not terminate this Agreement until it has been finally determined under Section 15.1.4, that the Agreement was materially breached as described above and the breaching Party does not cure the breach within sixty (60) days of the arbitration award under Section 15.1.4 below.
14.2.2.    Termination by Mutual Agreement. This Agreement (as a whole or on a Product-by-Product and country-by-country basis) may be terminated by the mutual written consent of the Parties.
14.2.3.    Termination by AstraZeneca for Convenience or Clinical Failure. AstraZeneca may terminate this Agreement (i) in its entirety (with respect to all Products) by providing ninety (90) days’ prior written notice to Pieris (unless any Product has achieved Marketing Approval, in which case such period shall be one hundred and eighty (180) days), (ii) with respect to a Product for convenience in its entirety or on a country-by-country basis or following Clinical Failure of such Product (prior to the filing of the first BLA or MAA for such Product) by providing ninety (90) days’ prior written notice, or (iii) with respect to a Product for convenience in its entirety or on a country-by-country basis or following Clinical Failure of such Product (following the filing of the first BLA or MAA for such Product) by providing one hundred and eighty (180) days’ prior written notice with such termination being effective upon the end of such notice period. Notwithstanding the foregoing, AstraZeneca may not terminate this Agreement in its entirety or with respect to the Lead Product within the first twelve (12) months following the Effective Date.
14.2.4.    Termination for Insolvency. Either Party may terminate this Agreement if, at any time, the other Party will file in any court or agency pursuant

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts, or if the other Party will be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition will not be dismissed within ninety (90) days after the filing thereof, or if the other Party will propose or be a party to any dissolution or liquidation, or if the other Party will make an assignment of substantially all of its assets for the benefit of creditors. Upon the bankruptcy of any Party, the non-bankrupt Party will further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, will be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.
14.2.5.    Termination for Patent Challenge.
14.2.5.1.    Pieris IP (including Lead Product IP) and Collaboration Product IP. Pieris may terminate this Agreement if AstraZeneca or its Affiliates (including MedImmune) disputes, or assists any Third Party to dispute, the validity of any Patent within the Pieris IP, including the Lead Product IP, and Collaboration Product IP in a patent re-examination, inter-partes review, post-grant or other patent office proceeding, opposition, litigation, or other court proceeding and, within thirty (30) days written notice from Pieris, AstraZeneca fails to rescind any and all of such actions, provided however that, nothing in this clause prevents AstraZeneca from taking any of the actions referred to in this clause and provided further that Pieris will not have the right to terminate if AstraZeneca:
(a)    asserts invalidity as a defense in any court proceeding brought by Pieris asserting infringement of one of the foregoing Patents;
(b)    acquires a Third Party that has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents; or
(c)    licenses a product for which Pieris has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents.
14.2.5.2.    Pieris challenge to Collaboration Product Patents and Lead Product Patents. AstraZeneca may terminate this Agreement if Pieris or its Affiliates disputes, or assists any Third Party to dispute, the validity of any Patent within the Lead Product IP, Collaboration Product IP, and AstraZeneca Contributed IP in a patent re-examination, inter-partes

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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review, post-grant or other patent office proceeding, opposition, litigation, or other court proceeding and, within thirty (30) days written notice from AstraZeneca, Pieris fails to rescind any and all of such actions, provided however that, nothing in this clause prevents Pieris from taking any of the actions referred to in this clause and provided further that AstraZeneca will not have the right to terminate if Pieris:
(a)    asserts invalidity as a defense in any court proceeding brought by AstraZeneca asserting infringement of one of the foregoing Patents;
(b)    acquires a Third Party that has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents; or
(c)    licenses a product for which AstraZeneca has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents.
14.2.5.3.    Pieris Platform IP and Pieris Platform Improvement IP. Pieris may terminate this Agreement if AstraZeneca or its Affiliates (including MedImmune) disputes, or assists any Third Party to dispute, the validity of any Patent within the Pieris Platform IP or Pieris Platform Improvement IP, in a patent re-examination, inter-partes review, post-grant or other patent office proceeding, opposition, litigation, or other court proceeding and, within thirty (30) days written notice from Pieris, AstraZeneca fails to rescind any and all of such actions, provided however that, nothing in this clause prevents AstraZeneca from taking any of the actions referred to in this clause and provided further that Pieris will not have the right to terminate if AstraZeneca:
(a)    asserts invalidity as a defense in any court proceeding brought by Pieris asserting infringement of one of the foregoing Patents;
(b)    acquires a Third Party that has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents; or
(c)    licenses a product for which Pieris has an existing challenge, whether in a court or administrative proceeding, against one of the foregoing Patents.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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14.3.    Effects of Termination.
14.3.1.    Effects of Termination. In the event of any termination of this Agreement in its entirety or with respect to any given Product or given country other than termination (i) by AstraZeneca for Pieris’ material breach under Section 14.2.1, (ii) by AstraZeneca due to Pieris’ insolvency under Section 14.2.4, or (iii) under Section 14.2.2 (termination by mutual agreement), then the following shall apply:
14.3.1.1.    At Pieris’ request, AstraZeneca will return to Pieris or destroy (and certify such destruction to Pieris), at Pieris’ option, all Pieris’ Confidential Information related to the terminated Product(s) and Pieris Know-How related to the terminated Product(s) (provided that AstraZeneca shall be entitled to retain one (1) copy for archival and compliance purposes, and as required by Applicable Law or regulatory requirement). At AstraZeneca’s request, subject to Section 14.3.1.6, Pieris will return to AstraZeneca or destroy (and certify such destruction to AstraZeneca), at AstraZeneca’s option, all other AstraZeneca Confidential Information related to the terminated Product(s) and all other AstraZeneca Know-How related to the terminated Product(s) (provided that Pieris shall be entitled to retain one (1) copy for archival and compliance purposes, and as required by Applicable Law or regulatory requirement).
14.3.1.2.    Pieris shall have the right to acquire some or all of the available inventory of the terminated Product, as requested by Pieris, in the possession of AstraZeneca and its Affiliates as of the date of such termination, provided that, if Pieris so acquires any or all such inventory, Pieris shall reimburse AstraZeneca the cost incurred by AstraZeneca for such inventory and if Pieris does not purchase such inventory AstraZeneca shall be entitled to continue selling any such inventory for [***] ([***]) months following the effective date of termination.
14.3.1.3.    All licenses and sublicenses granted by Pieris to AstraZeneca hereunder shall terminate, provided however that they will continue solely to enable AstraZeneca to (i) complete sales of Products for any purchase orders that were in place prior to the effective date of termination and (ii) sell off any existing inventory of Products pursuant to Section 14.3.1.2; thereafter, AstraZeneca will discontinue Commercialization of the applicable Product.
14.3.1.4.    To the extent requested by Pieris, AstraZeneca shall enter into an agreement whereby AstraZeneca assigns its rights to the Lead Product Patents and Collaboration Product Patents (including all Patents therein) to Pieris and grants an exclusive (sub)license to Pieris, under AstraZeneca Contributed IP and Arising IP reasonably necessary to further Develop, Manufacture and Commercialize the terminated Products

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(including any Patent Rights or Intellectual Property Rights included in the AstraZeneca Contributed IP or Arising IP related to the device for such terminated Product) on reasonable commercial terms, including adequate indemnities to be agreed upon. For purposes of this Section 14.3.1, “reasonable commercial terms” means that (i) no upfront or milestone payments shall be due from Pieris to AstraZeneca for such terminated Product, and (ii) any royalties on Net Sales of any terminated Product shall not exceed (a) [***] percent ([***]%) if the effective date of termination for such Product is prior to [***] for such Product, (b) [***] percent ([***]%) if the effective date of termination for such Product is after [***] for such Product but is prior to the [***] for such Product or (c) [***] percent ([***]%) if the effective date of termination for such Product is after the [***] for such Product. Notwithstanding the forgoing, to the extent that the licenses provided under this Section 14.3.1.4 do not include any Intellectual Property rights Covering an inhalation device that is being used for inhaled delivery of the terminated Product, then the royalty rate ceilings set forth under this Section 14.3.1.4 shall be reduced by [***] percent ([***]%). In the event that AstraZeneca has in-licensed Patent Rights from a Third Party specifically pertaining to an inhalation device for use in connection with the terminated Product (“Device In-License”), then the royalty rate ceilings set forth under this Section 14.3.1.4 shall also be reduced by [***] percent ([***]%) and Pieris shall pay the royalties associated with such Device In-License to such Third Party. Pieris shall be responsible for paying any royalties, milestones or other sums which may be due to Third Parties in respect of any Intellectual Property Rights licensed by AstraZeneca to Pieris pursuant to this Section 14.3.1.4. Pieris shall take over responsibility for the Prosecution and Maintenance and shall have sole enforcement rights (with AstraZeneca providing any reasonably requested assistance) of any Patents in the Arising IP and AstraZeneca Background Improvement IP which solely and exclusively Cover the Products.
14.3.1.5.    At the request of Pieris, AstraZeneca shall continue all [***] ([***]) [***] and all [***] (including AstraZeneca’s funding or co-funding of such [***]) through Completion of such [***] and completion of such [***].
14.3.1.6.    AstraZeneca will, as promptly as practicable, and subject to Pieris’ reasonable assistance and to agreeing reasonable commercial terms pursuant to Section 14.3.1.4, to the extent legally permissible (including to the extent permitted under AstraZeneca’s obligations to Third Parties on the effective date of termination), (i) transfer and assign to Pieris or Pieris’ designee AstraZeneca’s right, title and interest in and to all material governmental or regulatory filings and approvals (including all Marketing Approvals and pricing approvals, and Regulatory Materials, in all cases, specifically and exclusively relating to the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Development, Manufacture or Commercialization of the terminated Products, and (ii) transfer to Pieris or Pieris’ designee copies of all material Data, Know-How, Clinical Study data and safety data in AstraZeneca’s possession and Control to the extent specifically related to and required for the research, Development, Manufacture or Commercialization of the terminated Products. In addition, AstraZeneca will appoint Pieris as AstraZeneca’s and/or AstraZeneca’s Affiliates’ agent for all terminated Product-related matters involving Regulatory Authorities until all Marketing Approvals, regulatory approvals and other regulatory filings hereunder have been assigned to Pieris or its designee. In the event of (x) failure to obtain assignment or (y) with respect to regulatory items that would otherwise fall within (i) and (ii) but for such materials not being specifically related to the terminated Products, but nonetheless which are reasonably necessary for the Development, Manufacture or Commercialization of the terminated Products above, in each of (x) and (y) AstraZeneca hereby consents and grants to Pieris the right to access and reference (without any further action required on the part of AstraZeneca, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item with respect to all terminated Products.
14.3.1.7.    If AstraZeneca or its Affiliates are Manufacturing Finished Product with respect to terminated Products on the effective date of termination, at Pieris’ option (which must be exercised in writing to AstraZeneca within [***] ([***]) days of the effective date of termination), AstraZeneca or its Affiliates will use commercially reasonable efforts to supply such Finished Product (including any device if applicable, but solely in the form as such terminated Product was being manufactured by AstraZeneca as of the effective date of termination) to Pieris at AstraZeneca’s Fully Burdened Manufacturing Cost plus [***] percent ([***]%), until the earlier of (i) such time as Pieris has procured or developed its own source of such Finished Product supply, or (ii) t[***] ([***]) months following the effective date of termination. Should Pieris not be able to procure or develop its own source of Finished Product supply within [***] ([***]) months, then the Parties will discuss in good faith a potential extension of supply by AstraZeneca to avoid any supply interruption. The Parties will promptly negotiate a supply and related quality agreement to govern the specific terms and conditions of such supply.
14.3.1.8.    If Pieris so requests within [***] ([***]) days of the effective date of termination, the Parties will cooperate, to the extent legally permissible (including to the extent permitted under AstraZeneca’s obligations to Third Parties on the effective date of termination), to assign to Pieris any Third Party agreements that are specific to and exclusively relating to the Development, Manufacture or Commercialization of the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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terminated products to which AstraZeneca is a party, subject to any required consents of such Third Party.
14.3.1.9.    Subject to agreeing to reasonable commercial terms pursuant to Section 14.3.1.4, the Parties will cooperate, to the extent legally permissible (including to the extent permitted under AstraZeneca’s obligations to Third Parties on the effective date of termination), to promptly transfer and assign or exclusively license (or, if applicable, will cause its Affiliates to assign) to Pieris all of AstraZeneca’s (and such Affiliates’) worldwide right, title and interest in and to any registered trademarks or registered internet domain names that are specific to and exclusively used for the terminated Products (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of AstraZeneca or any of its Affiliates or any other products of AstraZeneca or any of its Affiliates).
14.3.1.10.    Subject to AstraZeneca’s agreement that it will not incorporate any Intellectual Property Rights, Data or Know-How Controlled by [***] that would be reasonably necessary for Pieris to continue the Development, Manufacture or Commercialization of any terminated Product, AstraZeneca shall not be required to grant a license under or otherwise transfer to Pieris under this Section 14.3.1 any Intellectual Property Rights, Data or Know-How Controlled by [***]. For clarity, AstraZeneca agrees not use any [***] for the Manufacture of any Product. AstraZeneca and its Affiliates (including MedImmune) hereby covenant not to sue (and not to assist Third Parties in suing) Pieris or its Affiliates or Sublicensees alleging infringement or misappropriation of any Intellectual Property Rights (including any claim for Patent infringement) with respect to any terminated Product as it is constituted at the date of termination for any Intellectual Property Rights including Patent Rights Controlled by AstraZeneca and its Affiliates (including MedImmune) at the date of termination or any Patents Controlled by AstraZeneca or its Affiliates after the date of termination to the extent such Patents incorporate Arising IP or AstraZeneca Contributed IP.
14.3.1.11.    More generally, the Parties shall cooperate to ensure a smooth and orderly transition of the Product, including any Development, Manufacturing, or Commercialization activities ongoing at the time of termination to Pieris, pursuant to a termination agreement to be negotiated by the Parties within [***] ([***]) months following the termination notice. Such agreement shall be consistent with this Section 14.3.1.
14.3.1.12.    For clarity where a Product is sold as part of a Combination Product, Pieris shall only have rights under this Section 14.3.1

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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with regard to the Product and Pieris shall not be granted any rights with regard to the other active ingredient.
14.3.2.    Termination Due to Competing Product.
14.3.2.1.    In the event that this Agreement is terminated (i) by Pieris for AstraZeneca’s material breach of the Non-Compete under Section 8.2.3 or (ii) by AstraZeneca for convenience (but not for Clinical Failure) under Section 14.2.3 where within [***] ([***]) [***] of the effective date of such termination, AstraZeneca Develops, Manufactures or Commercializes a Competing Product (excluding any Competing Product of any Acquiror of AstraZeneca) corresponding to the terminated Product (a) beyond [***], (b) beyond [***] in the event that the terminated product had achieved [***] Prior to the effective date of termination or (c) is no longer at [***] (as defined in Section 8.2.3.7) as compared to the [***] of the terminated Product on the effective date of termination, then the following shall apply in addition to the provisions of Section 14.3.1: AstraZeneca will pay the [***] with respect to such Product within [***] ([***]) days of (1) the effective date of the termination of the Agreement by Pieris with respect to the applicable Product as described in this Section 14.3.2.1(i) above, or (2) AstraZeneca’s initiation of [***] within [***] ([***]) [***] of termination of the corresponding Product by AstraZeneca for convenience as described in this Section 14.3.2.1(ii)(a)-(c) above. In the event that a terminated Product is terminated following [***] but before [***], the [***] shall be the [***] in the [***] for that terminated Product. By way of example, if the Lead Product is terminated under this Section 14.3.2.1 during a [***] and Pieris has not exercised the [***] (i.e., has exercised the [***] Split Option, [***] Cap Option, or has not exercised its CoDev Option), then AstraZeneca shall pay Pieris [***] Dollars ($[***]). In the event that a terminated Product is terminated following [***] but before [***] of such terminated Product, the [***] shall be the [***] in the [***] for that terminated Product. By way of example, if the Lead Product is terminated under this Section 14.3.2.1 after [***] and Pieris has not exercised the [***] (i.e., has exercised the [***] Split Option, [***] Cap Option, or has not exercised its CoDev Option) then AstraZeneca shall pay Pieris [***] Dollars ($[***]). Once any such [***] has been paid no further sums will be due under this Section.
14.3.2.2.    For the avoidance of doubt, Section 14.3.2.1 shall not apply if AstraZeneca terminated a Product due to Clinical Failure.
14.3.3.    For Material Breach or Insolvency. In the event that AstraZeneca terminates this Agreement as a result of Pieris’ material breach under Section

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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14.2.1, due to Pieris’ insolvency under Section 14.2.4, or as a result of Pieris's Patent challenge under Section 14.2.5.2, then the following terms shall apply:
14.3.3.1.    At the Disclosing Party's request, the Receiving Party will return to the Disclosing Party or destroy (and certify such destruction to the Disclosing Party), at Disclosing Party’s option, all Disclosing Party’s Confidential Information related to the terminated Product(s) (provided that the Receiving Party shall be entitled to retain one (1) copy for archival and compliance purposes, and as required by Applicable Law or regulatory requirement).
14.3.3.2.    All Development, Manufacture and Commercialization of such terminated Product by the Parties shall immediately cease;
14.3.3.3.    The licenses granted by each Party to the other with respect to the terminated Product shall immediately terminate; and
14.3.3.4.    The non-compete set forth in Section 8.2 regarding the terminated Product will no longer apply;
14.3.4.    Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for all purposes of Section 365(n) of the United States Bankruptcy Code and of any similar or analogous provisions of Applicable Laws outside of the United States (the “Bankruptcy Code”), licenses and rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code. Each Party agrees that the other Party, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event of the commencement of a bankruptcy proceeding by or against a Party under the Bankruptcy Code (the “Insolvent Party”), the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property and Know-How licensed to such Party under this Agreement and held by such first Party and its successors and assigns (and all embodiments of such intellectual property and Know-How), provided that, a Party shall not be required to provide any duplicate copies and embodiments of such intellectual property or Know-How to the other Party so long it has already provided such intellectual property and Know-How it is required to provide to under this Agreement, and, if not already in its possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon its written request therefore, unless the Insolvent Party continues to perform all of its obligations under this Agreement, or (b) if not delivered or granted under (a) above, following the rejection of this Agreement by or on behalf of the Insolvent Party upon written request therefore by the other Party.
14.3.5.    Survival. The termination or expiration of this Agreement shall not affect any payment of any debts or obligations accruing prior to or after such date

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

of termination or expiration. The provisions of Section 1 (to the extent necessary to give effect to the surviving provisions), Section 2.3 (Grantback License), Sections 2.6.1, 2.6.2, and 2.6.4.2(b) ([***] Grant-Back licenses becoming irrevocable), Section 9.6 (with respect to any Net Sales accrued following the Term during a permitted sell-off period under Section 14.3.1.2), Section 9.8.2 (for any final reports and final payments), Section 9.8.3 (Records and Audits), Section 11.1 (Confidentiality except for the last Sentence of Section 11.1.2), Section 13 (Indemnification, Liability and Insurance), Section 14 (until completion of termination obligations) and Section 15 (Miscellaneous) will survive the expiration or any termination of this Agreement for any reason, in accordance with their respective terms and conditions, and for the respective duration stated therein, and where no duration is stated, will survive indefinitely. In addition, any Section that is referred to in the above listed Sections shall survive solely for the interpretation or enforcement of the latters.
15.    MISCELLANEOUS
15.1.    Dispute Resolution.
15.1.1.    Resolution by Senior Representatives. The Parties will seek to settle amicably any and all disputes, controversies or claims arising out of or in connection with this Agreement. Any dispute between the Parties (excluding any a failure to reach consensus on a matter within the JSC’s decision-making authority which dispute will resolved in accordance with Section 3.2.5) will be promptly presented to the Senior Representatives, or their respective designees, for resolution. Such Senior Representatives, or their respective designees, will meet in person or by teleconference as soon as reasonably possible thereafter, and use their good faith efforts to mutually agree upon the resolution of the dispute, controversy or claim.
15.1.2.    Limited Escalation for Lead Product and CoDev Products Not Yet in Co-Development. Notwithstanding Section 15.1.1, to the extent that the Parties fail to reach agreement regarding a matter within the JSC’s decision-making authority and such matter relates to a Product for which Pieris has an unexpired but not yet exercised CoDev Option (including the time period where such Option is not yet exercisable), then such matter shall be resolved by the JSC and if not resolved by the JSC shall be subject to AstraZeneca's final say and shall not be escalated to Senior Representative as set forth in Section 15.1.1.
15.1.3.    Request for Arbitration. If after negotiating in good faith, the Parties fail after good faith discussions undertaken within reasonable promptness, to reach an amicable agreement within ninety (90) days, then either Party may upon written notice to the other submit to binding arbitration pursuant to Section 15.1.4 below; provided that any dispute within the JSC’s decision-making authority shall be resolved in accordance with Section 3.2.5, rather than arbitration. No statements made by either Party during such discussions will be used by the other Party or

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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admissible in arbitration or any other subsequent proceeding for resolving the dispute.
15.1.4.    Arbitration.
15.1.4.1.    Subject to Section 15.2, any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this Agreement by fraud or otherwise, not resolved under the provisions of Section 15.1.1, will be resolved by final and binding arbitration conducted in accordance with the terms of this Section 15.1.4.1. The arbitration will be held in New York, New York, USA according to Rules of Arbitration of the ICC. The arbitration will be conducted by a panel of three (3) arbitrators with significant experience in the pharmaceutical industry, unless otherwise agreed by the Parties, appointed in accordance with applicable ICC rules. Any arbitration herewith will be conducted in the English language to the maximum extent possible. The arbitrators will render a written decision no later than [***] following the selection of the arbitrators, including a basis for any damages awarded and a statement of how the damages were calculated. Any award will be promptly paid in U.S. dollars free of any tax, deduction or offset. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Section 15.1.4. With respect to money damages, nothing contained herein will be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages, except in the case of breach of Section 11.1. By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages, except in the case of breach of Section 11.1. Each Party will pay its legal fees and costs related to the arbitration (including witness and expert fees). Judgment on the award so rendered will be final and may be entered in any court having jurisdiction thereof.
15.1.4.2.    EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY. EACH PARTY HERETO WAIVES ANY CLAIM FOR ATTORNEYS' FEES AND COSTS AND PREJUDGMENT INTEREST FROM THE OTHER.
15.1.5.    Court Actions. Nothing contained in this Agreement will deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing dispute resolution discussions or arbitration proceeding. In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of patents or other proprietary or Intellectual Property Rights, and no such claim will be subject to arbitration pursuant to Section 15.1.4.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

15.2.    Governing Law, Jurisdiction, Equitable Relief, Losses, and Remedies.
15.2.1.    This Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York, USA, without reference to any rules of conflicts of laws. For clarification, any dispute relating to the scope, validity, enforceability or infringement of any Patents will be governed by and construed and enforced in accordance with the patent laws of the applicable jurisdiction.
15.2.2.    Each Party acknowledges and agrees that the restrictions set forth in Section 8.2 of this Agreement are reasonable and necessary to protect the legitimate interests of the other Party and that the other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any of these provisions will probably result in irreparable injury to the other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any such provision, each Party will be authorized and entitled to obtain from any court of competent jurisdiction equitable relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights will be cumulative and in addition to any other rights or remedies to which such Party may be entitled in law or equity. Each Party agrees to waive any requirement that the other Party (a) post a bond or other security as a condition for obtaining any such relief, and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 15.2.2 is intended, or should be construed, to limit a Party's rights to equitable relief or any other remedy for a breach of any other provision of this Agreement. Except for (i) any amount awarded to be paid by one Party to the other by the panel of arbitrators in a final and binding arbitration proceeding adjudicated under Section 15.1.4.1, and (ii) any offset of undisputed but unpaid amounts under this Agreement, neither Party will have the right to set off any amount it is owed or believes it is owed against payments due or payable to the other Party under this Agreement.
15.2.3.    Neither Party will be entitled to recover any Losses relating to any matter arising under one provision of this Agreement to the extent that such Party has already recovered Losses with respect to such matter pursuant to other provisions of this Agreement (including recoveries under Section 13) or the Platform Agreement.
15.3.    Antitrust Filing.
15.3.1.    Each Party agrees to prepare and make or cause to be prepared and made appropriate filings under the HSR Act and any other antitrust requirements relating to this Agreement and the transactions contemplated under this Agreement within [***] ([***]) Business Days after the Execution Date. Each of the Parties agrees to cooperate in the antitrust clearance process, including by furnishing to the other Party such necessary information and reasonable assistance as the other Party may request in connection with its preparation of any filing or submission that is

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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necessary under the HSR Act and other antitrust requirements, and to furnish promptly with the United States Federal Trade Commission (“FTC”), the Antitrust Division of the United States Department of Justice (“DOJ”) and any other antitrust authority, any information reasonably requested by them in connection with such filings. Each Party shall furnish copies (subject to reasonable redactions for privilege or confidentiality concerns) of, and shall otherwise keep the other Party apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC, DOJ and any other antitrust authority, and shall comply promptly with any such inquiry or request. Each Party shall give the other Party the opportunity to review in advance, and shall consider in good faith the other Party’s reasonable comments in connection with any proposed filing or communication with the FTC, DOJ or any other antitrust authority. Each Party shall consult with the other Party, to the extent practicable, in advance of participating in any substantive meeting or discussion with the FTC, the DOJ or any other antitrust authority with respect to any filings, investigation or inquiry and, to the extent permitted by such antitrust authority, give the other Party to the opportunity to attend and participate in such meeting or discussion. Neither Party shall withdraw its filing under the HSR Act or agree to delay the Effective Date without the prior written consent of the other Party. The Parties’ rights and obligations hereunder apply only in so far as they relate to the Agreement and to the transactions contemplated under the Agreement.
15.3.2.    Each Party shall use commercially reasonable efforts to obtain the expiration or early termination of the HSR Act and any other clearance required under other antitrust requirements relating to the Agreement and the transactions contemplated under the Agreement. Commercially reasonable efforts as used in this Section 15.3.2 will not include proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, (a) the sale, divestiture, disposition, licensing or sublicensing of any of a Party’s or its Affiliates’ assets, properties or businesses, (b) behavioral limitations, conduct restrictions or commitments with respect to such assets, properties or business, or of any of the rights or obligations of a Party under this Agreement, or (c) defending through litigation any claim asserted in court by any party that would restrain, prevent or delay the Effective Date.
15.3.3.    Other than the provisions of Section 14.1, Section 11, and Section 15 which shall apply as of the Execution Date, the rights and obligations of the Parties under this Agreement will not become effective until the waiting period under the HSR Act has been terminated or expired, or any other timeline required by another antitrust authority and there is no proceeding, order, injunction or judgment relating thereto, pending before any governmental authority in which it is sought to restrain or prohibit the transaction(s) contemplated hereby. Upon the occurrence of the Effective Date, all other provisions of this Agreement shall become effective automatically without the need for further action by the Parties.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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15.3.4.    AstraZeneca shall be responsible for the filing fee related to any initial filing required by the HSR Act. Thereafter, each Party shall be responsible for its fees and costs associated with the preparation and submission of any required notification and report form under the HSR Act (or to any other antitrust authority), and the provision of any supplemental information to the FTC, DOJ or other antitrust authority, including any legal fees incurred by such Party in connection with such Party’s obligations pursuant to this Section 15.3.
15.4.    Assignments and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, without the other Party’s consent, to any of its Affiliates for as long as such entity remains an Affiliate, to any purchaser of all or substantially all of its assets to which this Agreement or relevant part relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction. In addition, Pieris may assign or transfer its rights to receive payments under this Agreement (but no liabilities), without AstraZeneca’s consent, to an Affiliate or to a Third Party in connection with a payment factoring transaction; provided, however, that Pieris will provide AstraZeneca advance notice of any such proposed payment factoring transaction giving AstraZeneca a reasonable opportunity to provides comments (which Pieris will consider in good faith). Upon Pieris’ request, AstraZeneca shall provide royalty reports described under Section 9.8 and direct payments described under Section 8.2.4.3 to such Third Party and such provision and direction shall satisfy any obligation to provide such a payment or report to Pieris. Any purported assignment or transfer made in contravention of this Section 15.3 will be null and void.
15.5.    Acquiror IP. Notwithstanding anything to the contrary in this Agreement, in the event of a Change of Control involving either Party or its business after the Execution Date (the Third Party acquiring such Party or its business being the Acquiror), whether by merger, asset purchase or otherwise, as to any such Acquiror, the non-acquired Party shall not obtain rights, licenses, options or access to any Intellectual Property Rights or Know-How, product candidates or products that are held by the Acquiror or any Affiliate of the Acquiror that becomes an Affiliate of the acquired Party as a result of such acquisition (but excluding the acquired Party itself), that were not generated through any use or access to the Intellectual Property Rights or Know-How of the acquired Party, or that are not used by the acquired Party in connection with a Product under this Agreement.
15.6.    Change of Control Involving Pieris.
15.6.1.    Notice. Pieris will provide written notice (“COC Notice”) to AstraZeneca within [***] ([***]) [***] following the closing of a Change of Control involving Pieris, and such notice will identify the Third Party acquiring company (the “COC Acquiror”).
15.6.2.    Effect on Pieris Co-Development and Co-Commercialization Options. In the event of a Change of Control with respect to Pieris there shall be no

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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impact on Pieris’ Co-Development and Co-Commercialization options as set forth in this Agreement; provided that, if such Change of Control is with an entity that, in the Calendar Year prior to such Change of Control, had revenues during its most recently concluded fiscal year from the sale of biopharmaceutical products that are within the top [***] ([***]) highest in the world (a “Top [***] Pharma Company”), then (i) AstraZeneca shall be permitted, by written notice to Pieris, to immediately terminate any unexercised CoDev Option and Co-Commercialization Options and, effective upon [***] ([***]) months prior written notice, to terminate Pieris’ rights under any Co-Commercialization Options that were exercised by Pieris prior to the closing of such Change of Control and (ii) if Pieris has exercised a CoDev Option, from and after the closing of such Change of Control, the resultant CoDev Products shall be treated as if they were Products for which Pieris does not have or has not exercised a CoDev Option with respect to the information sharing only (i.e., such Product shall not be subject to decision-making through the joint committee structure and AstraZeneca shall be entitled to disband the JSC and JDC). A Top [***] Pharma Company COC Acquiror Co-Developing a Product under this Agreement would specifically be entitled to the information reporting and sharing set forth in Sections 4.8 and 5.4.2 (except that AstraZeneca shall not be required to provide: (a) information that is specific to the Product and does not have any impact on Anticalin proteins per se; or (b) copies of such correspondence required by that Section 5.4.2 or to allow Pieris or Pieris’ successor to review and comment on any proposed response to such correspondence), but not as set forth in Sections 5.4.1, 5.5 and 6.4. For clarity, the payment and other obligations of AstraZeneca with respect to such Co-Developed Product would not be altered. For avoidance of doubt, if the COC Acquiror is not a Top [***] Pharma Company, then there shall be no change to the rights granted to Pieris under this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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15.7.    Force Majeure. No Party will be held responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, force majeure means a cause beyond the reasonable control of a Party, which may include acts of God; acts, regulations, or laws of any government; war; terrorism; civil commotion; fire, flood, earthquake, tornado, tsunami, explosion or storm; pandemic; epidemic and failure of public utilities or common carriers. In such event the Party so failing or delaying will immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice will be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of [***] ([***]) [***], after which time the Parties will negotiate in good faith any modifications of the terms of this Agreement that may be necessary to arrive at an equitable solution, unless the Party giving such notice has set out a reasonable timeframe and plan to resolve the effects of such force majeure and executes such plan within such timeframe. To the extent possible, each Party will use reasonable efforts to minimize the duration of any force majeure.
15.8.    Notices. Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by internationally recognized overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:
If to Pieris, addressed to:     Pieris Pharmaceuticals GmbH
Attention: [***]

Lise-Meitner-Strasse 30
85354 Freising, Germany

With a copy to:         Pieris Pharmaceuticals, Inc.
Attention: [***]
255 State Street, 9th Floor
Boston, MA 02109

If to AstraZeneca, addressed to:        AstraZeneca AB
Attention: [***]
SE-431 83 Molndal
Sweden

With a copy to:                     AstraZeneca AB
Attention: [***]

SE-431 83 Molndal

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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Sweden

or to such other address for such Party as it will have specified by like notice to the other Party; provided that notices of a change of address will be effective only upon receipt thereof. If delivered personally, the date of delivery will be deemed to be the date on which such notice or request was given. If sent by internationally recognized overnight express courier service, the date of delivery will be deemed to be the second Business Day after such notice or request was deposited with such service. It is understood and agreed that this Section 15.8 is not intended to govern the day to day business communications necessary between the parties in performing their duties, in due course, under the terms of this Agreement.
15.9.    Conditional Split. Without prejudice to Section 14.3.4 and without limiting the Parties’ respective rights hereunder, upon the reasonable request of AstraZeneca, the Parties shall negotiate in good faith a mechanism to ensure AstraZeneca’s continued license under the Pieris IP, Lead Product IP and Collaboration Product IP to the extent this Agreement is terminated or rejected for any reason in connection with Pieris' insolvency, including splitting this Agreement into two separate agreements: (i) so as to grant to AstraZeneca an irrevocable license which a receiver, liquidator or similar cannot discontinue, terminate or otherwise reject; and (ii) a collaboration agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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15.10.    Export Clause. Each Party acknowledges that the laws and regulations of the United States and other countries may restrict the export and re-export of commodities and technical data of United States or such foreign country origin. Each Party agrees that it will not export or re-export restricted commodities or the technical data of the other Party in any form without the appropriate United States and/or foreign government licenses.
15.11.    Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances will be construed as a continuing waiver or subsequent waiver of such condition or term or of another condition or term.
15.12.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable by a court of competent jurisdiction, such adjudication will not affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Agreement. All remaining portions will remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.
15.13.    Entire Agreement; Modifications. This Agreement (including attachments) sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof, and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein. No amendment, modification, release or discharge will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.
15.14.    Relationship of the Parties. It is expressly agreed that the Parties will be independent contractors of one another and that the relationship between the Parties will not constitute a partnership, joint venture or agency.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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15.15.    Interpretation. Except as otherwise explicitly specified to the contrary, (a) references to an article section, appendix, exhibit or schedule means an article, section of, or appendix, schedule or exhibit to this Agreement, unless another agreement is specified, (b) the word “including” (in its various forms) means “including without limitation,” (c) the words “will” and “shall” have the same meaning, (d) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (e) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, (f) unless otherwise specified, “$” is in reference to United States dollars, (g) the headings contained in this Agreement, in any exhibit or schedule to this Agreement and in the table of contents to this Agreement are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement; and (h) or the context otherwise requires, the word “or” is used in the inclusive sense (and/or).
15.16.    Books and Records. Any books and records to be maintained under this Agreement by a Party or its Affiliates or Sublicensees will be maintained in accordance with generally accepted accounting principles, or in the case of non-United States sales, other applicable Accounting Standards, consistently applied.
15.17.    Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.
15.18.    Supremacy. In the event of any express conflict or inconsistency between this Agreement and any Schedule, Exhibit or Appendix hereto, the terms of this Agreement will apply. The Parties understand and agree that the Schedules and Appendices hereto are not intended to be the final and complete embodiment of any terms or provisions of this Agreement, and are to be updated from time to time during the Term, as appropriate and in accordance with the provisions of this Agreement.
15.19.    Counterparts. This Agreement may be signed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Signatures transmitted via electronic mail in PDF format will be treated as original signatures.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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15.20.     Compliance with Laws. Each Party will, and will ensure that its Affiliates and Sublicensees will, comply with all relevant laws (including all Applicable Laws) and regulations in exercising its rights and fulfilling its obligations under this Agreement
15.21.    Joint and Several Liability. Pieris Pharmaceuticals Inc., Pieris Pharmaceuticals GmbH and Pieris Australia Pty Limited shall be jointly and severally liable to AstraZeneca in respect of all obligations and liabilities arising under this Agreement.

[SIGNATURE PAGE FOLLOWS]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Execution Date.

Pieris Pharmaceuticals, Inc.                AstraZeneca AB

By: /s/ Stephen Yoder    ______________        By: /s/ Marcus Scindler_________

Name: Stephen Yoder                        Name: Marcus Schindler
Title: President and CEO                    Title: VP, Head of CVMD iMed
Date: May 2, 2017                        Date: May 2, 2017

Pieris Pharmaceuticals GmbH

By: /s/ Stephen Yoder    ______________
Name: Stephen Yoder
Title: Managing Director
Date: May 2, 2017

Pieris Australia Pty Limited

By: /s/ Stephen Yoder    ______________
Name: Stephen Yoder
Title: Managing Director
Date: May 2, 2017

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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Exhibit Index

Exhibit 1.20: Arising Patents

Exhibit 1.23: Patents within the AstraZeneca Background Improvement IP

Exhibit 1.40: Technical Candidate Drug Criteria

Exhibit 1.43: Clinical Failure Criteria

Exhibit 1.83: Countries for Patent Filings included in Development Costs

Exhibit 1.110: Fully Burdened Manufacturing Cost

Exhibit 1.135: Lead Product Amino Acid Sequence

Exhibit 1.142: Lead Product Patents

Exhibit 1.171: Pieris Patents

Exhibit 1.172: Pieris Platform Improvement Patents

Exhibit 1.175: Pieris Platform Patents

Exhibit 4.1.1: Initial Lead Product Development Plan

Exhibit 4.3.2.1: Reservation List

Exhibit 4.3.2.7: CoDev Targets from initial Reservation List

Exhibit 9.6.1.4: [***] Cap Shortfall Amount Example Calculation

Exhibit 10.2.1.2: [***]

Exhibit 11.3.1: Initial Press Release

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 1.20: Arising Patents

To be updated from time to time.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 1.23: Patents within the AstraZeneca Background Improvement IP

To be updated from time to time.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 1.40: Technical Candidate Drug Criteria

[***, 5 pages]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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Exhibit 1.43: Clinical Failure Criteria
[***, 1 page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 1.81: Countries for Patent Filings Included in Development Costs

[***, 1 page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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Exhibit 1.110: Fully Burdened Manufacturing Cost

A.	General Principles

1.
The costs of Finished Product supplied by a Party for Development supply requirements or commercial supply requirements shall be at Fully Burdened Manufacturing Cost, calculated as described in Section B of this Exhibit, plus, if applicable, the Cost of Finishing, as described in Section C of this Exhibit below.

2.
Fully Burdened Manufacturing Cost accumulates costs as they are incurred and may or may not utilize a standard cost system; provided that to the extent a standard cost system for the Product is used for internal purposes at a Party, Fully Burdened Manufacturing Costs shall accumulate utilizing such standard cost system.

3.
Fully Burdened Manufacturing Cost shall be calculated using methodology that is in accordance with a Party’s Accounting Standards at the election of such Party and consistently applied by such Party throughout its operations, without any mark-up. A Party may utilize a standard Fully Burdened Manufacturing Cost when reporting its commercial supply cost or Development supply cost, but will true-up such standard to its actual Fully Burdened Manufacturing Cost using a methodology that is in accordance with such Party’s Accounting Standards consistently applied by such Party.

4.
If the Product is Manufactured in a Party’s facility that is also used to manufacture other products not included within the scope of this Agreement (a “Shared Facility”), only the value of the specific resources used for or reasonably allocated to the Manufacture of Product shall be included in the calculation of Fully Burdened Manufacturing Costs. The cost of idle or underutilized capacity (but not designated reserved capacity in a Product Development Plan or a Commercialization Plan) in a Shared Facility shall not be included in the calculation of Fully Burdened Manufacturing Cost.

5.
Any reasonable capital expenditures incurred by a Party in the ordinary course of capacity planning in providing capacity for the Manufacture of Finished Product (including Formulated Bulk Product contained therein) shall be the responsibility of such Party. Depreciation related to other capital expenditures, calculated using methodology that is in accordance with Accounting Standards and consistently applied by a Party throughout its operations, shall be included in Fully Burdened Manufacturing Costs, as applicable. To the extent material modifications to a Party’s or its Affiliates’ facilities, or construction of new facilities by a Party or any of its Affiliates, are needed to provide capacity for the Manufacture of Finished Product, the Parties will agree to the allocation of any capital expenditures with respect thereto between the Parties.

B.	Fully Burdened Manufacturing Cost

1.
“Fully Burdened Manufacturing Cost” includes the following costs of preparations for, and the Manufacture of, Finished Product (including Formulated Bulk Product contained therein) (which for the purposes of this Section B shall include unformulated, formulated and failed lots).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Confidential

i.	Direct Costs incurred by a Party:

1.
Direct labor, based on the actual hours consumed by manufacturing and facility personnel for Finished Product charged at an average hourly wage rate that is designed to approximate actual cost for each employee’s position.

2.
Direct labor fringe benefits, including, compensation expense (other than wages included in direct labor cost in paragraph B.1(i)1), payroll taxes and benefits allocated based on a proportionate percentage of direct labor costs charged to the Finished Product to total actual plant-wide labor costs, plus Product specific travel.

3.
Materials and supplies for making Finished Product (including Formulated Bulk Product contained therein), based on actual costs including any applicable freight, taxes, duties, customs or import fees, less any discounts or free goods.

4.
Other costs directly associated with or actually consumed for Finished Product (including Formulated Bulk Product contained therein), including, facility costs, depreciation, waste removal, miscellaneous supplies, outside testing, consulting fees, occupancy costs, maintenance, rent, insurance and site service support.

ii.	Indirect Costs incurred by a Party:

1.
Plant support services, which includes functions such as quality control, process sciences, quality assurance, regulatory and validation. All general costs for each plant support service department, which includes, labor, payroll taxes, fringe benefits, materials and supplies, outside testing, consulting fees, depreciation, maintenance and occupancy costs, shall be allocated to the cost of the Product based on the proportion of actual labor hours consumed by each plant support service department on the Finished Product to total actual labor hours consumed by each plant support service department on all of a Party’s products or its Affiliates’ or collaborators’ products.

2.
Overhead costs required to support the Manufacture of the Finished Product (including the Formulated Bulk Product contained therein). These overhead costs are allocated either based on actual labor hours or manufacturing process area square footage, but are only costs directly related to the plant in which the Product is Manufactured. Overhead costs allocated based on actual labor hours consumed include, general materials and supplies, consulting costs, and other labor costs such as general plant maintenance, management, engineering, janitorial services and administration, information services, travel and training, and vacation, holiday, personal and sick time. Overhead costs allocated based on Manufacturing process area square footage consist primarily of general facility costs that include, facility services and supplies, utilities, rent, real estate taxes, depreciation, general and preventative maintenance, insurance and waste removal.

iii.	The cost of a Third Party contract manufacturer as invoiced to a Party without any mark-up, including any fees paid to such Third Party to reserve capacity for the Product;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
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provided that the Parties will share any capital expenditures paid to a Third Party contract manufacturer as Development Costs.
Notwithstanding the foregoing, (i) Fully Burdened Manufacturing Cost shall include costs incurred with respect to, or as a result of, spoilage, obsolescence, expiration, or loss or failed or destroyed batches of Product except to the extent attributable to a Party’s or any of its Affiliates’ gross negligence or willful misconduct and (ii) any reimbursement from a Party to the other Party for capital expenditures in such other Party’s plant under this Agreement shall not be included in the basis of assets used to calculate depreciation included in Fully Burdened Manufacturing Costs.

C.
Cost of Finishing. Cost of finishing is the cost of filling, device Manufacture and assembly, packaging, labeling and testing Finished Product, including freight, insurance and quality control. If such filling, device Manufacture and assembly, packaging, labeling or testing is performed by or on behalf of a Party, it shall be billed by the Party at its actual cost without any profit for the Party or mark-up by the Party. If such filling, device Manufacture and assembly, packaging, labeling, or testing is performed by a Third Party, the finishing, filling, device Manufacture and assembly, packaging and testing costs will be billed by the Party that contracts with the Third Party responsible for such activities at its Out-of-Pocket Costs without any mark-up and will include any fees paid to such Third Party to reserve capacity for the Product to the extent not included in the Fully Burdened Manufacturing Cost.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 1.135: Lead Product Amino Acid Sequence

[***, 1 page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 1.142: Lead Product Patents

[***, 1 page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 1.171: Pieris Patents

[***, 1 page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 1.172: Pieris Platform Improvement Patents

To be updated from time to time.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 1.175: Pieris Platform Patents

[***, 3 pages]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 4.1.1: Initial Lead Product Development Plan

[***, 3 pages]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 4.3.2.1: Reservation List

Target Name	[***]	Indication(s) within the Respiratory Field
[***, 1 page]

The Reservation List shall be narrowed and may be updated from time-to-time during the Collaboration Term as set forth in this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 4.3.2.7: CoDev Targets from initial Reservation List

Target Name	[***]	Indication(s) within the Respiratory Field
[***, 1 page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 9.6.1.4 : [***] Cap Shortfall Amount – Example Calculation

[***, 1 page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 10.2.2: [***]

[***, 2 pages]

THE SCHEDULE

[***, 1 page]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Exhibit 11.3.1: Initial Press Release
PRESS RELEASE

Pieris Pharmaceuticals and AstraZeneca Collaborate to Develop and Commercialize Anticalin-Based Inhaled Treatments for Respiratory Diseases

•	Pieris to receive $57.5 million USD in upfront and near-term milestone payments

•	Pieris has the potential to receive development-dependent milestones and eventual commercial payments for all products not exceeding $2.1 billion as well as tiered royalties

•
For programs co-developed by Pieris, the Company will be entitled to receive increased royalties or a gross margin share on worldwide sales, dependent on the level of investment to which Pieris commits

•	Pieris will host a conference call on Wednesday, May 3rd at 10am EDT to discuss the collaboration

Boston, MA, May 3, 2017 – Pieris today announced a strategic collaboration in respiratory diseases with AstraZeneca to develop novel inhaled drugs that leverage Pieris’ Anticalin® platform, including its lead preclinical drug candidate, PRS-060.

Anticalin molecules are engineered proteins which can mimic antibodies by binding to sites either on other proteins or on small molecules. They are smaller than monoclonal antibodies, offering the potential of direct delivery to the lung.

Under the collaboration, Pieris will be responsible for advancing its preclinical lead candidate, PRS-060, into Phase 1 clinical trials in 2017. PRS-060 is an Anticalin against interleukin-4 receptor alpha (IL-4Ra) with potential in asthma. AstraZeneca will fund all clinical development and subsequent commercialization programs and Pieris has the option of co-development and co-commercialization in the US from Phase 2a onwards. In addition, the parties will collaborate to progress four additional novel Anticalins against undisclosed targets for respiratory diseases with Pieris having the option to co-develop and co-commercialize in the US two of these programs.

Mene Pangalos, Executive Vice President, Innovative Medicines and Early Development Biotech Unit and Business Development, said: “At AstraZeneca, discovering and developing innovative new medicines to treat respiratory diseases is a key strategic priority. Our alliance with Pieris adds an important new modality to our respiratory portfolio and builds on our scientific expertise in inhaled formulation technologies. Pieris shares our passion for ground-breaking science and we look forward to working together to develop new, life-changing treatment options for patients.”

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Stephen Yoder, President and Chief Executive Officer of Pieris, said: “Our partnership with AstraZeneca accelerates the transformation of Pieris into a fully-integrated drug development and commercial organization, comprising two main pillars in immunology: respiratory diseases and immuno-oncology, each of which is now anchored by a major alliance. We recognize AstraZeneca’s unparalleled expertise in the development of inhaled drugs, which will maximize the potential of PRS-060 and other inhaled Anticalin molecules to become valuable assets for both companies.”

AstraZeneca will make an upfront and near term milestone payments to Pieris in the amount of $57.5 million - $45 million USD of upfront payments and $12.5 million USD for the initiation of the PRS-060 Phase 1 trial. Pieris has the potential to receive development-dependent milestones and eventual commercial payments for all products not exceeding $2.1 billion as well as tiered royalties on the sales of any potential products commercialized by AstraZeneca. For programs co-developed by Pieris, the Company stands to receive increased royalties or a gross margin share on worldwide sales equal, dependent on the level of investment to which Pieris commits.

Louis Matis, M.D., Senior Vice President and Chief Development Officer of Pieris, said: “AstraZeneca, a leading innovator in respiratory diseases with considerable expertise in the development of inhaled products, is the ideal partner to exploit the potential of our platform in respiratory diseases. Based on the limitations of many types of biologic molecules, direct delivery to the lungs via inhalation has been challenging to date for other classes of therapeutic proteins. Anticalin proteins have unique properties, not least of which is their size and stability, and show considerable promise for this route of delivery.”

The collaboration agreement is conditional upon the expiration or early termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

PRS-060, an Anticalin protein potently engaging IL-4Rα, is being developed for patients suffering from moderate to severe asthma, many of whom are not able to control their asthma well with currently available medications. In a large proportion of asthma patients, the Th2 pathway plays an important role. IL-4 and IL-13 are the main cytokines involved in Th2-mediated asthma. Both signal via IL-4Rα, making IL-4Rα a cornerstone intervention point. PRS-060 differentiates from antibody approaches through inhaled delivery directly into the lungs, potentially resulting in efficacy and safety benefits. The local delivery may allow for lower doses than systemically administered antibodies, potentially also resulting in a significant cost of goods advantage over those therapies. Pieris has demonstrated proof of concept in animals as well as feasibility for pulmonary delivery with PRS-060.

Conference Call
Pieris will host an investor conference call on Wednesday, May 3, 2017 at 10:00 AM (EDT) to discuss the collaboration. To access the call, participants may dial 1-877-407-8920 (US & Canada) or 1-412-902-1010 (International) at least 10 minutes prior to the start of the call.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

An archived replay of the call will be available by dialing 1-877-660-6853 (US & Canada) or 1-201-612-7415 (International) and providing the Conference ID #13661472.

About Pieris Pharmaceuticals
Pieris Pharmaceuticals (NASDAQ: PIRS) is a clinical-stage biotechnology company that discovers and develops Anticalin-based drugs to target validated disease pathways in a unique and transformative way. Our pipeline includes immuno-oncology multispecifics tailored for the tumor micro-environment, an inhaled Anticalin® protein to treat uncontrolled asthma and a half-life-optimized Anticalin protein to treat anemia. Proprietary to Pieris, Anticalin® proteins are a novel class of protein therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies. Anticalin® is a registered trademark of Pieris. Pieris has partnerships with Servier, ASKA, Roche, Sanofi, Daiichi Sankyo and Zydus. For more information visit www.pieris.com.

About AstraZeneca in Respiratory Disease
Respiratory disease is one of AstraZeneca’s main therapy areas, and we have a growing portfolio of medicines that reached more than 17 million patients in 2015. Our aim is to transform asthma and COPD treatment through inhaled combinations at the core of care, biologics for the unmet needs of specific patient populations, and scientific advancements in disease modification. We are building on a 40-year heritage in respiratory disease, and our capability in inhalation technology spans both pressurized metered-dose inhalers (pMDIs) and dry powder inhalers (DPIs), as well as our innovative Co-SuspensionTM Delivery Technology. Our research is focused on four key biological pathways: eosinophilic disease, Th2-driven disease, epithelial-driven pathobiology and autoimmunity.

About AstraZeneca
AstraZeneca is a global, science-led biopharmaceutical company that focuses on the discovery, development and commercialization of prescription medicines, primarily for the treatment of diseases in three main therapy areas - Oncology, Cardiovascular & Metabolic Diseases and Respiratory. The Company also is selectively active in the areas of autoimmunity, neuroscience and infection. AstraZeneca operates in over 100 countries and its innovative medicines are used by millions of patients worldwide. For more information, please visit www.AstraZeneca.com and follow us on Twitter @AstraZeneca.

Forward Looking Statements
This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, references to novel technologies and methods; our business and product development plans and timelines; the timing and progress of our studies and development of therapeutic programs; ability to receive research funding; our liquidity and ability to fund our future operations; our investments in our programs, including co-developed or co-commercialized programs; our ability to achieve certain milestones and receive future milestone or royalty payments; current or future partnerships; the potential benefits of our therapies; or market information. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates; competition in the industry in which we operate and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Company's Quarterly Reports on Form 10-Q.

Contacts at Pieris:
Company Contact:                     Investor Relations Contact:
Pieris Pharmaceuticals, Inc.            The Trout Group
Lance Thibault                        Thomas Hoffmann
Acting Chief Financial Officer            +1-646-378-2931

+1-857-246-8998	thoffmann@troutgroup.com
thibault@pieris.com

Media Inquiries:
Mario Brkulj
+49 175 5010575
mbrkulj@macbiocom.com

or Cammy Doung
+1-781-591-3443
cduong@macbiocom.com

##END##

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

ASTRAZENECA AND PIERIS PHARMACEUTICALS COLLABORATE TO DEVELOP AND COMMERCIALISE ANTICALIN-BASED INHALED TREATMENTS FOR RESPIRATORY DISEASES
3 May 2017

AstraZeneca today announced a strategic collaboration in respiratory diseases with Pieris Pharmaceuticals, Inc. to develop novel inhaled drugs that leverage Pieris’ Anticalin® platform. Anticalin molecules are engineered proteins which can mimic antibodies by binding to sites either on other proteins or on small molecules. They are smaller than monoclonal antibodies, offering the potential of direct delivery to the lung.

Under the collaboration, Pieris will be responsible for advancing its preclinical lead candidate, PRS-060 into Phase I clinical trials in 2017. PRS-060 is an Anticalin against interleukin-4 receptor alpha (IL-4Ra) with potential in asthma. AstraZeneca will fund all clinical development and subsequent commercialisation programmes and Pieris has the option of co-development and co-commercialisation in the US from Phase IIa onwards. In addition, the parties will collaborate to progress four additional novel Anticalins against undisclosed targets for respiratory disease.

Mene Pangalos, Executive Vice President, Innovative Medicines and Early Development Biotech Unit and Business Development, said: “At AstraZeneca, discovering and developing innovative new medicines to treat respiratory disease is a key strategic priority. Our alliance with Pieris adds an important new modality to our respiratory portfolio and builds on our scientific expertise in inhaled formulation technologies. Pieris shares our passion for ground-breaking science and we look forward to working together to develop new, life-changing treatment options for patients.”

Stephen Yoder, President and Chief Executive Officer of Pieris, said: “Our partnership with AstraZeneca accelerates the transformation of Pieris into a fully-integrated drug development and commercial organisation, comprising two main pillars in immunology: respiratory disease and immuno-oncology, each of which is now anchored by a major alliance. We recognize AstraZeneca’s unparalleled expertise in the development of inhaled drugs, which will maximize the potential of PRS-060 and other inhaled Anticalin molecules to become valuable assets for both companies.”

AstraZeneca will make upfront and near-term milestone payments to Pieris in the amount of $57.5 million. Pieris has the potential to receive development-dependent milestones and eventual commercial payments for all products not exceeding $2.1 billion as well as tiered royalties on the sales of any potential products commercialised by AstraZeneca.

The collaboration agreement is conditional upon the expiration or early termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

– ENDS –

NOTES TO EDITORS

About PRS-060
PRS-060 is in preclinical studies. It is an Anticalin® potently engaging IL-4Rα, is being developed for patients suffering from moderate to severe asthma, many of whom are not fully controlled with currently available medications. In a large proportion of asthma patients, the Th2 pathway plays an important role. IL-4 and IL-13 are the main cytokines involved in Th2-mediated asthma. Both signal via IL-4Rα, making IL-4Rα a cornerstone intervention point. PRS-060 differentiates from antibody approaches through potential inhaled delivery directly into the lungs which may result in improved ability to target the biological drivers of disease in the lung. Local delivery may allow for lower doses than systemically administered antibodies. Pieris has demonstrated proof of concept in animals as well as feasibility for pulmonary delivery with PRS-060.

About Pieris Pharmaceuticals
Pieris Pharmaceuticals (NASDAQ: PIRS) is a clinical-stage biotechnology company that discovers and develops Anticalin-based drugs to target validated disease pathways in a unique and transformative way.  Our pipeline includes immuno-oncology multispecifics tailored for the tumor micro-environment, an inhaled Anticalin® protein to treat uncontrolled asthma and a half-life-optimized Anticalin protein to treat anemia. Proprietary to Pieris, Anticalin® proteins are a novel class of protein therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies.  Anticalin® is a registered trademark of Pieris. Pieris has partnerships with Servier, ASKA, Roche, Sanofi, Daiichi Sankyo and Zydus. For more information visit www.pieris.com.

About AstraZeneca in Respiratory Disease
Respiratory disease is one of AstraZeneca’s main therapy areas, and we have a growing portfolio of medicines that reached more than 17 million patients in 2015. Our aim is to transform asthma and COPD treatment through inhaled combinations at the core of care, biologics for the unmet needs of specific patient populations, and scientific advancements in disease modification. We are building on a 40-year heritage in respiratory disease, and our capability in inhalation technology spans both pressurized metered-dose inhalers (pMDIs) and dry powder inhalers (DPIs), as well as our innovative Co-SuspensionTM Delivery Technology. Our research is focused on four key biological pathways: eosinophilic disease, Th2-driven disease, epithelial-driven pathobiology and autoimmunity.

About AstraZeneca
AstraZeneca is a global, science-led biopharmaceutical company that focuses on the discovery, development and commercialization of prescription medicines, primarily for the treatment of diseases in three main therapy areas - Oncology, Cardiovascular & Metabolic Diseases and Respiratory. The Company also is selectively active in the areas of autoimmunity, neuroscience

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

and infection. AstraZeneca operates in over 100 countries and its innovative medicines are used by millions of patients worldwide. For more information, please visit www.AstraZeneca.com and follow us on Twitter @AstraZeneca.

Contacts

Media Enquiries

Karen Birmingham    UK/Global    +44 203 749 5634

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.